   As filed with the Securities and Exchange Commission on February 28, 2006

                                                      1933 Act File No. 33-37972
                                                      1940 Act File No. 811-5262

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ----------

                                    FORM N-1A
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                         POST-EFFECTIVE AMENDMENT NO. 26

                                       AND
                             REGISTRATION STATEMENT
                                      UNDER
                       THE INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO. 25

                            MFS(R) SERIES TRUST VIII
               (Exact Name of Registrant as Specified in Charter)

                500 Boylston, Street, Boston, Massachusetts 02116
                    (Address of Principal Executive Offices)

        Registrant's Telephone Number, Including Area Code: 617-954-5000

           Susan S. Newton, Massachusetts Financial Services Company,

                500 Boylston Street, Boston, Massachusetts 02116
                     (Name and Address of Agent for Service)

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

It is proposed that this filing will become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b)

[X] on February 28, 2006 pursuant to paragraph (b)

[ ] 60 days after filing pursuant to paragraph (a)(i)
[ ] on [date] pursuant to paragraph (a)(i)
[ ] 75 days after filing pursuant to paragraph (a)(ii)
[ ] on [date] pursuant to paragraph (a)(ii) of rule 485.

If appropriate, check the following box:
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

================================================================================

Class A shares
Class B shares
Class C shares

Class I shares


Class R shares


Class R1 shares


Class R2 shares


Class R3 shares


Class R4 shares


Class R5 shares


--------------------------------------------------------------------------------


MFS(R) GLOBAL GROWTH FUND                                      PROSPECTUS 3/1/06


This Prospectus describes the MFS(R) Global Growth Fund. The investment objective of the fund is to provide capital appreciation by investing in securities of companies worldwide growing at rates expected to be well above the growth rate of the overall U.S. economy.


TABLE OF CONTENTS  -
---------------------------------------------------------
RISK RETURN SUMMARY                                     1
---------------------------------------------------------
EXPENSE SUMMARY                                         8
---------------------------------------------------------
CERTAIN INVESTMENT STRATEGIES AND RISKS                11
---------------------------------------------------------
MANAGEMENT OF THE FUND                                 12
---------------------------------------------------------
DESCRIPTION OF SHARE CLASSES                           14
---------------------------------------------------------
HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES            25
---------------------------------------------------------
OTHER INFORMATION                                      34
---------------------------------------------------------
FINANCIAL HIGHLIGHTS                                   37
---------------------------------------------------------
APPENDIX A -- INVESTMENT TECHNIQUES AND PRACTICES     A-1


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

I RISK RETURN SUMMARY

 --   INVESTMENT OBJECTIVE

     The investment objective of the fund is to provide capital appreciation by investing in securities of companies worldwide growing at rates expected to be well above the growth rate of the overall U.S. economy. The fund's objective may be changed without shareholder approval.


 --   PRINCIPAL INVESTMENT POLICIES AND STRATEGIES



        The fund invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts, of US and foreign (including emerging market) issuers. The fund focuses on companies that its investment adviser, Massachusetts Financial Services Company, (referred to as MFS or the adviser), believes have above average growth potential. These companies may show, in MFS' belief, favorable growth prospects and attractive valuations based on current and expected earnings and cash flow. The adviser may also invest in emerging growth companies, which MFS believes are either early in their life cycle but which have the potential to become major enterprises, or are major enterprises whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment. While the fund may invest in companies of any size, the fund generally focuses on foreign companies with larger market capitalizations.


        Under normal market conditions, the fund invests in at least three different countries, one of which may be the United States.

        The fund's investments may include securities traded in the over-the-counter markets. MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the fund) it advises. This means that securities are selected based upon fundamental analysis performed by the fund's portfolio managers and MFS' large group of equity research analysts (such as an analysis of earnings, cash flows, competitive position and management's abilities).

        The fund has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

 --   PRINCIPAL RISKS OF AN INVESTMENT

     The principal risks of investing in the fund and the circumstances reasonably likely to cause the value of your investment in the fund to decline are described below. The share price of the fund generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the fund to decline, and which could prevent the fund from achieving its objective, that are not described here.

     The principal risks of investing in the fund are:

     - Allocation Risk: The fund will allocate its investments among U.S. and foreign growth companies and emerging markets companies, based upon judgments made by MFS. The fund could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.

     - Market Risk: This is the risk that the price of a security held by the fund will fall due to changing economic, political or market conditions or disappointing earnings results.

     - Company Risk: Prices of securities react to the economic condition of the company that issued the security. The fund's investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

     - Emerging Growth Companies: Investments in emerging growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies. Emerging growth companies often:

           - have limited product lines, markets and financial resources

           - are dependent on management by one or a few key individuals

           - have shares which suffer steeper than average price declines after disappointing earnings reports and are more difficult to sell at satisfactory prices in those circumstances


     - Growth Companies Risk: Prices of growth company securities held by the fund may fall to a greater extent or rise less than the overall equity markets (e.g., as represented by the Standard and Poor's Composite 500 Index) due to changing economic, political or market conditions or disappointing growth company earnings results.


     - Foreign Securities Risk: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

           - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

           - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

           - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

           - Foreign markets may be less liquid and more volatile than U.S. markets.

           - Foreign securities often trade in currencies other than the U.S. dollar, and the fund may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the fund's foreign currency holdings. By entering into forward foreign currency exchange contracts, the fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the fund may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the fund enters the contract may fail to perform its obligations to the fund.

     - Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities are heightened when investing in emerging markets countries.

     - Geographic Focus Risk: The fund may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the fund focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The fund's investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging market countries.

     - Over-the-Counter Risk: Over-the-counter (OTC) transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the fund may experience difficulty buying and selling these stocks at prevailing market prices.


     - Active and Frequent Trading Risk: The fund has engaged and may engage in active or frequent trading to achieve its principal investment strategies. This may result in the realization of a higher percentage of short-term capital gains and a lower percentage of long-term capital gains, as compared to a fund with less active trading policies, which would generally increase your tax liability unless you hold your shares through a tax-deferred or exempt vehicle (such as an Individual Retirement Account

       (IRA)). Frequent trading also increases transaction costs, which could detract from the fund's performance.


     - As with any mutual fund, you could lose money on your investment in the fund.

     An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

 --   BAR CHART AND PERFORMANCE TABLE

     The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows:

     - how the fund's performance over time compares with that of one or more broad measures of market performance, and

     - for Class A shares, returns before the deduction of taxes and returns after the deduction of certain taxes.

        The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

      BAR CHART

     The bar chart shows changes in the annual total returns of the fund's class A shares. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.


                                 [PERFORMANCE GRAPH]

1996                                                              13.43%
1997                                                              13.65%
1998                                                              12.16%
1999                                                              64.35%
2000                                                            (13.56)%
2001                                                            (20.14)%
2002                                                            (19.65)%
2003                                                             33.99%+
2004                                                            15.13%++
2005                                                               9.46%

---------------

      (+) The 2003 total return includes proceeds received by the fund from a non-recurring litigation settlement. Excluding the effect of this payment, the fund's 2003 annual total return total would have been 33.52%.


     (++) The 2004 total return includes proceeds received by the fund as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, and an unrelated, non-recurring litigation settlement. Excluding the effect of these payments, the fund's 2004 annual total return would have been 15.08%. (See Financial Highlights below for more information.)


        During the period shown in the bar chart, the highest quarterly return was 44.67% (for the calendar quarter ended December 31, 1999) and the lowest quarterly return was (19.77)% (for the calendar quarter ended September 30, 2001).

      PERFORMANCE TABLE

      This table shows how the average annual total returns of each class of the fund, before the deduction of taxes ("Returns Before Taxes"), compare to a broad measure of market performance and one or more other market indicators and assumes the deduction of the maximum applicable sales loads (initial sales charge and/or contingent deferred sales charge (CDSC), as applicable) and the reinvestment of distributions. In addition, for class A shares, this table shows class A average annual total returns:

      - after the deduction of taxes on distributions made on class A shares, such as capital gains and income distributions ("Class A Shares' Return After Taxes on Distributions"); and

      - after the deduction of taxes on both distributions made on class A shares and redemption of class A shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("Class A Shares' Return After Taxes on Distributions and Sale of Class A Shares").


     AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2005)(+)

     ...........................................................................


       RETURNS BEFORE TAXES                               1 Year   5 Year    10 Year
       Class B Shares, with CDSC (Declining Over Six
         Years from 4% to 0%)                             4.61%     0.46%     7.52%
       Class C Shares with CDSC (1% for 12 months)        7.63%     0.85%     7.52%
       Class I Shares, at Net Asset Value                 9.76%     1.85%     8.58%
       Class R Shares, at Net Asset Value                 9.15%     1.46%     8.24%
       Class R1 Shares, at Net Asset Value                8.50%     0.83%     7.50%
       Class R2 Shares, at Net Asset Value                8.77%     0.88%     7.53%
       Class R3 Shares, at Net Asset Value                8.92%     0.97%     7.58%
       Class R4 Shares, at Net Asset Value                9.30%     1.59%     8.31%
       Class R5 Shares, at Net Asset Value                9.56%     1.64%     8.34%
       Class A Shares, with Initial Sales Charge (5.75%)  3.16%     0.42%     7.69%
       RETURNS AFTER TAXES (CLASS A SHARES ONLY)
       Class A Shares' Return After Taxes on
         Distributions, with Initial Sales Charge
         (5.75%)                                          3.16%     0.42%     6.17%
       Class A Shares' Return After Taxes on
         Distributions and Sale of Class A Shares, with
         Initial Sales Charge (5.75%)                     2.06%     0.36%     5.98%
       BENCHMARK COMPARISONS (RETURNS BEFORE TAXES)
       Morgan Stanley Capital International (MSCI) All
         Country World Growth Index+*                     11.16%    1.14%      --
       Lipper Global Multi-Cap Growth Fund Average***     11.59%    2.90%     9.92%


---------------
      (+) A portion of each of the 2003 and 2004 returns include proceeds received by the fund from non-recurring litigation settlements (see "Financial Highlights" below).
      + Source: Standard & Poor's Micropal, Inc.

      * The Morgan Stanley Capital International (MSCI) All Country World Growth Index measures the performance of an unmanaged index of developed and emerging market stock markets. Please note that returns for the MSCI All Country World Growth Index are not available for periods prior to January 1, 1997.

     *** The Lipper Global Multi-Cap Growth Fund average as calculated by
         Lipper, Inc. is the average investment performance of funds in the Lipper Global Multi-Cap Growth Fund category which have similar investment objectives to the fund, and does not reflect the deduction of sales charges.


        After-tax returns are calculated using the historical highest individual federal marginal income tax rates (without regard for phaseouts of certain exemptions, deductions and credits) and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or IRAs. The after-tax returns are shown for only one of the fund's classes of shares, and after-tax returns for the fund's other classes of shares will vary from the returns shown.

        All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.


        The fund commenced investment operations on November 18, 1993 with the offering of class A and class B shares and subsequently offered class C shares on January 3, 1994, class I shares on January 2, 1997, class R shares (formerly class R1 shares) on December 31, 2002, class R3 shares (formerly class R2 shares) on October 31, 2003 and class R1, R2, R4, and R5 shares on April 1, 2005.



        Performance (in the Average Annual Total Returns table only) for class I, R, R4 and R5 shares includes the performance of the fund's class A shares for periods prior to their offering. Performance for class R1, R2, and R3 shares includes the performance of the fund's class B shares for periods prior to their offering. Blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class-specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the initial share class to which they are blended, and lower performance for share classes with lower operating expenses than the initial share class to which they are blended.


        Prior to September 1, 1999, Foreign & Colonial Management Ltd. ("FCM") and its subsidiary, Foreign & Colonial Emerging Markets Limited ("FCEM"), managed the assets of the fund invested in foreign emerging market securities. MFS assumed all portfolio management responsibilities for emerging market securities from FCM and FCEM for the fund on September 1, 1999. Performance information for periods prior to September 1, 1999 reflects this former sub-investment advisory relationship.

II EXPENSE SUMMARY

 --   EXPENSE TABLE

     This table describes the fees and expenses that you may pay when you buy, redeem and hold shares of the fund.

     SHAREHOLDER FEES (fees paid directly from your investment)
     ...........................................................................


                                                                              ALL CLASS R
                                     CLASS A  CLASS B   CLASS C   CLASS I   SHARE CLASSES
       Maximum Sales Charge
       (Load) Imposed on
       Purchases (as a
       percentage of offering
       price).................      5.75%(#)     N/A       N/A       N/A          N/A
       Maximum Deferred Sales
       Charge (Load) (as a
       percentage of original
       purchase price or
       redemption proceeds,
       whichever is less).....  See Below(#)   4.00%     1.00%       N/A          N/A


     ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
     ...........................................................................


                                          CLASS A   CLASS B   CLASS C    CLASS I
       Management Fees.................     0.90%    0.90%    0.90%      0.90%
       Distribution and Service (12b-1)
       Fees(1).........................     0.35%    1.00%    1.00%       N/A%
       Other Expenses(2)...............     0.44%    0.44%    0.44%      0.44%
                                           =====     ====      ====       ====
       Total Annual Fund Operating
       Expenses(2).....................     1.69%    2.34%    2.34%      1.34%
       Fee Reductions(3)...............    (0.10)%    N/A       N/A        N/A
                                           =====     ====      ====       ====
       Net Expenses(2).................     1.59%    2.34%    2.34%      1.34%

                              CLASS R   CLASS R1   CLASS R2   CLASS R3   CLASS R4   CLASS R5
       Management Fees......     0.90%    0.90%      0.90%      0.90%      0.90%      0.90%
       Distribution and
       Service (12b-1)
       Fees(1)..............     0.50%    0.75%      0.50%      0.50%      0.25%       N/A
       Other Expenses(2)....     0.44%    0.89%      0.84%      0.69%      0.59%      0.54%
                              -------    -----      -----      -----      -----      -----
       Total Annual Fund
       Operating
       Expenses(2)(3).......     1.84%    2.54%      2.24%      2.09%      1.74%      1.44%
       Fee Reductions(3)....      N/A    (0.10)%    (0.15)%    (0.10)%      N/A        N/A
                              =======    =====      =====      =====      =====      =====
       Net Expenses(2)......     1.84%    2.44%      2.09%      1.99%      1.74%      1.44%


     --------------


     (#) For class A shares only, an initial sales charge will not be deducted from your purchase if you buy $1 million or more of class A shares, or if you are investing through a retirement plan and your class A purchase meets certain requirements. However, in either case, a contingent deferred sales charge (referred to as a CDSC) of 1% may be deducted from your redemption proceeds if you redeem your investment within 12 months of your purchase.



     (1) The fund's Rule 12b-1 plan permits it to pay distribution and service fees to support the sale and distribution of the fund's class A, B, C, R, R1, R2, R3, and R4 shares and the services provided by financial intermediaries. The maximum rates that may be charged under the plan, together with details of any fee reduction arrangements, are set forth under "Distribution and Service Fees" below.



     (2) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent and may have entered into or may enter into brokerage arrangements that reduce or recapture fund expenses. Any such fee reductions are not reflected in the table. Had these fee reductions been taken into account, "Net Expenses" would be lower. For the class R share classes only, "Other Expenses" include an annual retirement plan administration and service fee paid by the fund from assets attributable to the respective class to MFS for the provision by MFS, or a third party, of various administrative, recordkeeping and communication/educational services in an amount equaling 0.45% for class R1, 0.40% for class R2, 0.25% for class R3, 0.15% for class R4 and 0.10% for class R5 shares.



     (3) The fund's distributor, MFD, has agreed in writing to waive the class A distribution fee to 0.00%. This written agreement will continue until at least February 28, 2007. In addition, MFS has agreed in writing to waive the retirement plan administration and service fee to 0.35% for class R1 shares, 0.25% for class R2 shares, and 0.15% for class R3 shares, until at least September 30, 2007.

 --   EXAMPLE OF EXPENSES

     These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

     The examples assume that:

     - You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated);

     - Your investment has a 5% return each year and dividends and other distributions are reinvested; and


     - The fund's operating expenses remain the same, except that for the fund's class A shares, total operating expenses are assumed to be "Net Expenses" for the period during which any written fee reductions are in effect (see "Expense Summary -- Expense Table" above).


     Although your actual costs may be higher or lower, under these assumptions your costs would be:


       SHARE CLASS                          YEAR 1   YEAR 3   YEAR 5   YEAR 10
       -----------------------------------------------------------------------
       Class A shares                        $727    $1,068   $1,431   $2,450
       Class B shares(1)
         Assuming redemption at end of
            period                           $637    $1,030   $1,450   $2,514
         Assuming no redemption              $237    $  730   $1,250   $2,514
       Class C shares
         Assuming redemption at end of
            period                           $337    $  730   $1,250   $2,676
         Assuming no redemption              $237    $  730   $1,250   $2,676
       Class I shares                        $136    $  425   $  734   $1,613
       Class R shares                        $187    $  579   $  996   $2,159
       Class R1 shares                       $247    $  775   $1,336   $2,863
       Class R2 shares                       $212    $  677   $1,178   $2,556
       Class R3 shares                       $202    $  639   $1,109   $2,408
       Class R4 shares                       $177    $  548   $  944   $2,052
       Class R5 shares                       $147    $  456   $  787   $1,724


     --------------
     (1) Class B shares convert to class A shares approximately eight years after purchase; therefore years nine and ten reflect class A expenses.

III CERTAIN INVESTMENT STRATEGIES AND RISKS

 --   FURTHER INFORMATION ON INVESTMENT STRATEGIES AND RISKS


     The fund may invest in various types of securities and engage in various investment techniques and practices that are not the principal focus of the fund and therefore are not described in this Prospectus. The types of securities and investment techniques and practices in which the fund may engage, including the principal investment techniques and practices described above, are identified in Appendix A to this Prospectus, and are discussed, together with their risks, in the fund's Statement of Additional Information (referred to as the SAI), which you may obtain by contacting the fund's transfer agent, MFS Service Center, Inc. (please see back cover for address and telephone number).


 --   TEMPORARY DEFENSIVE POLICIES

     In addition, the fund may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. While the fund invests defensively, it may not be able to pursue its investment objective. The fund's defensive investment position may not be effective in protecting its value.


 --   ACTIVE AND FREQUENT TRADING



     The fund has engaged and may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization of a higher percentage of short-term capital gains and a lower percentage of long-term capital gains, as compared to a fund with less active trading policies, which would generally increase your tax liability unless you hold your shares through a tax-deferred or exempt vehicle (such as an IRA). Frequent trading also increases transaction costs, which could detract from the fund's performance.

IV MANAGEMENT OF THE FUND

 --   INVESTMENT ADVISER


     Massachusetts Financial Services Company (referred to as MFS or the adviser) is the fund's investment adviser. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $163 billion as of the quarter ended December 31, 2005. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.



        MFS provides investment management and related administrative services and facilities to the fund, including portfolio management and trade execution. The management fee set forth in the Investment Advisory Agreement is 0.90% of the fund's average daily net asset value on assets up to $1 billion; 0.75% on assets up to $2 billion; and 0.65% on assets in excess of $2 billion. For the fiscal year ended October 31, 2005, the fund paid MFS an effective MFS management fee equal to 0.90% of the fund's average daily net assets.



        A discussion regarding the basis for the Board of Trustees' approval of the Investment Advisory Agreement between the fund and MFS is available in the fund's annual report to shareholders for the fiscal year ended October 31, 2005.



     DISCLOSURE OF PORTFOLIO HOLDINGS. The MFS funds have established a policy with respect to the disclosure of fund portfolio holdings. A description of this policy is provided in the SAI. In addition, by clicking on a fund name under "select a fund" on the MFS website (MFS.COM), the following information is generally available to you:


       INFORMATION                           APPROXIMATE DATE OF POSTING TO WEBSITE
       ----------------------------------------------------------------------------
       Fund's top 10                         14 days after month end
       securities holdings
       as of each month's
       end



       Fund's full                           29 days after month end
       securities holdings
       as of each month's
       end

        Note that the funds or MFS may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders. Once posted, the above information will remain available on the website until at least the date on which the fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

 --   PORTFOLIO MANAGERS


        Information regarding the portfolio managers of the fund is set forth below. Further information regarding the fund's portfolio managers, including other accounts managed, compensation, ownership of fund shares and possible conflicts of interest, is available in the fund's SAI. The portfolio managers are primarily responsible for the day-to-day management of the funds.



      PORTFOLIO MANAGER        PRIMARY ROLE         SINCE      TITLE AND FIVE YEAR HISTORY
      -----------------        ------------         -----      ---------------------------
      Barry Dargan           Portfolio Manager      2003       Senior Vice President of
                                                               MFS; employed in the
                                                               investment management area
                                                               of MFS since 1996
      Nicholas Smithie       Portfolio Manager      2002       Vice president of MFS;
                                                               employed in the investment
                                                               management area of MFS
                                                               since 1998



 --   ADMINISTRATOR



     MFS provides the fund with certain financial, legal, compliance, shareholder communications and other administrative services. MFS is reimbursed by the fund for a portion of the costs it incurs in providing these services.



        In addition, MFS is responsible for providing certain retirement plan administration and services with respect to class R1, class R2, class R3, class R4 and class R5 shares. These services include various administrative, recordkeeping and communication/educational services with respect to the retirement plans which invest in class R1, class R2, class R3, class R4 and class R5 shares, and may be provided directly by MFS or by a third party. The fund pays an annual retirement plan administration and services fee solely from the assets of these classes to MFS for the provision of these services in an amount equal to: 0.45% for class R1, 0.40% for class R2, 0.25% for class R3, 0.15% for class R4, and 0.10% for class R5 shares.



        MFS has agreed in writing to waive the retirement plan administration and service fee to 0.35% for class R1 shares, 0.25% for class R2 shares, and 0.15% for class R3 shares until at least September 30, 2007.



 --   DISTRIBUTOR



     MFS Fund Distributors, Inc. (referred to as MFD), a wholly owned subsidiary of MFS, is the distributor of shares of the fund.



 --   SHAREHOLDER SERVICING AGENT



     MFS Service Center, Inc. (referred to as MFSC), a wholly owned subsidiary of MFS, performs transfer agency and certain other services for the fund, for which it receives compensation from the fund.

V DESCRIPTION OF SHARE CLASSES


     The fund offers class A, class B, class C, class I, class R, class R1, class R2, class R3, class R4 and class R5 shares through this prospectus. Class R shares (previously designated as class R1 shares) are available for purchase only by retirement plans that held class R shares of the fund on March 31, 2005.



     Class I shares are generally available only to the following investors:



     - certain retirement plans established for the benefit of employees (and former employees) of MFS and employees (and former employees) of MFS' affiliates (no minimum investment amounts);



     - any fund distributed by MFD, if the fund seeks to achieve it investment objective by investing primarily in shares of the fund and other MFS funds;



     - any retirement plan, endowment or foundation which:



        - has, at the time of purchase of class I shares, aggregate assets of at least $100 million; and



        - invests at least $10 million in class I shares of the fund either alone or in combination with investments in class I shares of other MFS Funds (additional investments may be made in any amount).



     - MFD may accept purchases from smaller plans, endowments or foundations or in smaller amounts if it believes, in its sole discretion, that such entity's aggregate assets will equal or exceed $100 million, or that such entity will make additional investments which will cause its total investment to equal or exceed $10 million, within a reasonable period of time, and may make other exceptions in its sole discretion from time to time;



     - bank trust departments or law firms acting as trustee or manager for trust accounts which, on behalf of their clients (i) initially invest at least $100,000 in class I shares of the fund or (ii) have, at the time of purchase of class I shares, aggregate assets of at least $10 million invested in class I shares of the fund either alone or in combination with investments in class I shares of other MFS Funds; and



     - certain retirement plans offered, administered or sponsored by insurance companies, provided that these plans and insurance companies meet certain criteria established by MED from time to time.



     In addition, MFD, at its sole discretion, may accept investments in class I shares from other purchasers not listed above and may accept purchases of class I shares that do not meet these dollar qualification requirements.



        Class R, class R1, class R2, class R3, class R4 and class R5 shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans (eligible retirement plans).Class R, class R1, class R2, class R3, class R4 and class R5 shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Educational Savings Accounts, SEPs, SAR-

     SEPs, SIMPLE IRAs, individual 403(b) plans and 529 tuition programs. Class R1 and class R2 shares are available to retirement plans only if either MFS (or one of its affiliates) is responsible for providing participant recordkeeping services or MFS (or one of its affiliates) has entered into an administrative arrangement with a third party to provide certain record keeping and/or administrative services ("MFS Serviced Plans").


 --   SALES CHARGES


     You may be subject to an initial sales charge when you purchase class A shares or a Contingent Deferred Sales Charge (CDSC) when you redeem class A, class B or class C shares. These sales charges are described below. In certain circumstances, these sales charges are reduced or waived, and these circumstances are described below as well as in the SAI. Special considerations concerning the calculation of the CDSC that apply to each of these classes of shares are described below under the heading "Calculation of CDSC."


        If you purchase your fund shares through a financial intermediary (the term "financial intermediary" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third-party administrator, insurance company and any other institutions having a selling, administration or any similar agreement with MFD, MFS or one of its affiliates), the financial intermediary may receive commissions or other payments which are paid from various sources, such as from the sales charges paid from your investment, Rule 12b-1 distribution and service fees or administrative fees payable by the funds, or otherwise from MFS or MFD out of their own resources. See the discussion under the caption "Financial Intermediary Support Payments" below and the SAI for details.

 --   CLASS A SHARES


     You may purchase class A shares at net asset value plus an initial sales charge (referred to as the offering price). In some cases you may purchase class A shares without an initial sales charge but subject to a 1% CDSC upon redemption within 12 months of your purchase. Class A shares have annual distribution and service fees up to a maximum of 0.35% of net assets annually.

     PURCHASES SUBJECT TO AN INITIAL SALES CHARGE. The amount of the initial sales charge you pay when you buy class A shares differs depending upon the amount you invest, as follows:

                                             SALES CHARGE* AS PERCENTAGE OF:
                                           -----------------------------------
                                           Offering                 Net Amount
       Amount of Purchase                   Price                    Invested
       Less than $50,000                      5.75%                     6.10%
       $50,000 but less than $100,000         4.75                      4.99
       $100,000 but less than $250,000        4.00                      4.17
       $250,000 but less than $500,000        2.95                      3.04
       $500,000 but less than $1,000,000      2.20                      2.25
       $1,000,000 or more                   None**                    None**

     --------------
     * Because of rounding in the calculation of offering price, actual sales charges you pay may be more or less than those calculated using these percentages.
     ** A 1% CDSC will apply to such purchases, as discussed below.

        Please see "Class A Sales Charge Waivers or Reductions" below for additional information.

     PURCHASES SUBJECT TO A CDSC (BUT NOT AN INITIAL SALES CHARGE). You pay no initial sales charge when you invest $1 million or more in class A shares (or, with respect to certain retirement plans, if MFD determines in its sole discretion that the total purchases by the retirement plan (or by multiple plans maintained by the same plan sponsor) will equal or exceed $1 million within a reasonable period of time). However, a CDSC of 1% will be deducted from your redemption proceeds if you redeem within 12 months of your purchase.

        Please see "Class A Sales Charge Waivers or Reductions" below for additional information.

 --   CLASS A SALES CHARGE WAIVERS OR REDUCTIONS


     Below is a table and brief summary of certain investor programs offered by the MFS funds at no extra charge whereby the applicable sales charge for class A shares may be waived or reduced. You can also find additional information about these programs and waivers in the SAI, which is available to you free of charge, and on the funds' website at MFS.COM. These programs or waivers may be changed or discontinued by the funds at any time without notice. Some of these programs and waivers may not be available to you if your shares are held through certain types of accounts, such as certain retirement accounts or certain accounts that you maintain with your financial intermediary. You must inform your financial intermediary or MFSC of your intention to invest in the fund under one of the programs below upon purchasing fund shares. You can provide this information in your account application or through a separate document provided by your financial intermediary.


                                             INVESTMENTS ELIGIBLE FOR:
                                    --------------------------------------------
                                    Waived Sales                 Reduced Initial
       Program                         Charge                     Sales Charge
       Letter of Intent                                                 X
       Right of Accumulation                                            X
       Reinstatement Privilege            X
       Automatic Exchange Plan            X*
       Exchange Privilege                 X*
       Dividend Reinvestment              X
       Distribution Investment
         Program                          X
       Other Sales Charge Waivers         X

     --------------
     * Investments under the Automatic Exchange Plan or certain other exchanges under the Exchange Privilege may be subject to a sales charge in certain cases. See "Exchange Privilege" below.

     LETTER OF INTENT (LOI). You may pay a reduced or no (for purchases of $1 million or more) initial sales charge on purchases of class A shares if you commit invest a specific dollar amount, based on the gross amount of your investments (including the amount of any sales charge paid), including investments through any linked accounts (as discussed below) in any class of any MFS fund (and the MFS Fixed Fund) within a 13 month period (36 months for a $1 million commitment). For each purchase you make under the LOI you will pay the initial sales charge rate applicable to the total amount you have committed to purchase. If you do not purchase the committed amount within the relevant time period, your account will be adjusted by redemption of the amount of shares needed to satisfy the higher initial sales charge level for the amount actually purchased.

        At your request, purchases made during the 90 days prior to your execution of the LOI may be included under your LOI commitment amount. You or your financial intermediary must inform the fund or its agent that the LOI is in effect each time shares of a fund are purchased.

     RIGHT OF ACCUMULATION (ROA). You may pay a reduced or no initial sales charge on purchases of class A shares by aggregating the total dollar amount of your investment with the value of your existing investments or any linked accounts (as discussed below) in any class of any MFS fund (and the MFS Fixed Fund), based on the current maximum public offering price of your investments. For example, you will pay a sales charge on your current purchase at the rate applicable to the total value of all eligible accounts based on the sales charge schedule above.

       LINKING ACCOUNTS FOR LOI AND ROA. For purposes of obtaining reduced sales charges under the LOI and ROA as described above, you may combine the value of your current purchase of shares of an MFS fund (or the MFS Fixed
       Fund) with the value of existing accounts held with the MFS funds by you, your spouse (or legal equivalent under applicable state law), and your children under the age of 21.

       Eligible accounts that you may link under a LOI and ROA may include:

       - Individual accounts

       - Joint accounts

       - Trust accounts of which you, your spouse or child under the age of 21 is the grantor

       - MFS 529 College Savings Plan accounts

       - Certain Single-Participant Retirement Plan accounts

       - Certain Individual Retirement Accounts

       - UGMA/UTMA Accounts

       - Accounts held in the name of your financial intermediary(ies) on your behalf


            Accounts held with the MFS funds in the name of a financial intermediary on your behalf can currently be combined with accounts held with the MFS funds in your name directly only if (i) the account is not held under an omnibus account arrangement and (ii) the financial intermediary informs the MFS funds (or their agents) that certain accounts should be combined for purposes of a LOI or ROA. For purposes of a LOI or ROA, individually held accounts cannot be linked with accounts held in employer-sponsored plans.


            You should provide your financial intermediary (including MFD when MFD is your broker of record or if you have not designated a broker of record) with certain supporting information at the time of purchase regarding accounts held with the MFS funds that are eligible to be combined for purposes of the ROA or LOI. Such information may include shareholder identification numbers or applicable account numbers or account statements (including accounts held with various financial intermediaries). You should request that your financial intermediary provide this information to the funds or their agents when placing your purchase order.

     REINSTATEMENT PRIVILEGE. After you have redeemed fund shares, you have a one-time right to reinvest the proceeds (under the same account registration) within 90 days of the redemption without paying a sales charge.

        For shareholders who exercise this privilege after redeeming class A shares, if the redemption involved a CDSC, your account will be credited with the appropriate amount of the CDSC you paid; however, your new class A shares (as applicable) will still be subject to a CDSC in accordance with the CDSC schedule applicable to your original shares.

        For shareholders who exercise their 90-day reinstatement privilege after redeeming class B shares, you may reinvest your redemption proceeds only into the corresponding class A shares. The class A shares you purchase will not be subject to an initial sales charge or a CDSC, but if you paid a CDSC when you redeemed your class B shares, your account will not be credited with the CDSC you paid.


     AUTOMATIC EXCHANGE PLAN. If you have an account balance of at least $2,000 in any MFS fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic monthly or quarterly exchanges from your account in an MFS fund for shares of the same class of other MFS funds. You may make exchanges of at least $50 to up to six different MFS funds under this plan. Exchanges will generally be made at net asset value without any sales charges or redemption fee (if applicable) and are excluded from the funds' exchange limitation policies. If you exchange shares out of the MFS Money Market Fund or MFS Government Money Market Fund, or if you exchange class A shares out of the MFS Cash Reserve Fund into class A shares of any other MFS fund, you will pay an initial sales charge if you have not already paid this charge on these shares.


     DIVIDEND REINVESTMENT. You can reinvest dividend and capital gain distributions into your account in the same fund without a sales charge to add to your investment easily and automatically.

     DISTRIBUTION INVESTMENT PROGRAM. You may automatically reinvest dividend and capital gain distributions into the same class of another MFS fund without paying a sales charge.


     OTHER SALES CHARGE WAIVERS. In certain circumstances, you may qualify for a sales charge waiver for purchases or redemptions of class A shares. Details regarding the types of investment programs and categories of investors eligible for these waivers are provided in the SAI. In general, these waivers may apply to certain transactions by retirement plans, section 529 tuition programs, and certain other groups (e.g., affiliated persons of MFS) and with respect to certain types of investments (e.g., certain wrap accounts or fund supermarket investments). The funds reserve the right to eliminate, modify and add waivers at any time and without prior notice.


 --   CLASS B SHARES

     You may purchase class B shares at net asset value without an initial sales charge, but if you redeem your shares within the first six years after purchase, you may be subject to a CDSC (declining from 4.00% during the first year to 0% after six years). Class B shares have annual distribution and service fees up to a maximum of 1.00% of net assets annually.

     The CDSC is imposed according to the following schedule:

                                                                  CONTINGENT DEFERRED
       YEAR OF REDEMPTION AFTER PURCHASE                              SALES CHARGE
       --------------------------------------------------------------------------------
        First                                                              4%
        Second                                                             4%



        Third                                                              3%
        Fourth                                                             3%



        Fifth                                                              2%
        Sixth                                                              1%



        Seventh and following                                              0%

     If you hold class B shares for approximately eight years, they will convert to class A shares of the fund. All class B shares you acquire through the reinvestment of dividends and distributions will be held in a separate sub-account. Each time any class B shares in your account convert to class A shares, a proportionate number of the class B shares in the sub-account will also convert to class A shares. Please see "Class B and Class C Sales Charge Waivers or Reductions" below for additional information.

 --   CLASS C SHARES

     You may purchase class C shares at net asset value without an initial sales charge, but if you redeem your shares within 12 months of your purchase, you may be subject to a CDSC of 1.00%. Class C shares have annual distribution and service fees up to a maximum of 1.00% of net assets annually. Class C shares do not convert to any other class of shares of the fund. Please see "Class B and Class C Sales Charge Waivers or Reductions" below for additional information.

 --   CLASS B AND CLASS C SALES CHARGE WAIVERS OR REDUCTIONS.


     Below is a brief summary of certain investor programs offered by the MFS funds at no extra charge whereby the applicable CDSC may be waived or reduced. You can also find additional information about these programs and waivers in the SAI, which is available to you free of charge, and on the funds' website at MFS.COM. These programs or waivers may be changed or discontinued by the funds at any time without notice. Some of these programs may not be available to you if your shares are held through certain types of accounts, such as certain retirement accounts and 529 plans or certain accounts that you maintain with your financial intermediary. You or your financial intermediary must inform MFSC of your intention to enroll in one of the programs below. You can provide this information in your account application or through a separate document provided by your financial intermediary.


     AUTOMATIC EXCHANGE PLAN. If you have an account balance of at least $2,000 in any MFS fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic monthly or quarterly exchanges from your account in an MFS fund for shares of the same class of other MFS funds. You may make exchanges of at least $50 to up to six different funds under this plan. Exchanges will generally be made at net asset value without any sales charges or redemption fee (if applicable) and are excluded from the funds' exchange limitation policies. A CDSC will apply if you redeem shares acquired under this plan within the period during which a CDSC would apply to the initial shares purchased.


     DISTRIBUTION INVESTMENT PROGRAM. You may automatically reinvest dividend and capital gain distributions into the same class of another MFS fund without paying any sales charge.


     SYSTEMATIC WITHDRAWAL PLAN. You may elect to automatically receive (or designate someone else to receive) regular periodic payments (of at least $100) through an automatic redemption of class B or class C shares without paying any sales charges upon redemption. For class B and C shares, you can receive up to 10% (15% for certain IRA distributions) of the value of your account through these payments in any one year (measured at the time you establish this plan). You will incur no CDSC on class B and class C shares redeemed under this plan. For class A shares, there is no similar percentage limitation; while you will not incur a redemption fee, you may incur a CDSC (if applicable) when class A shares are redeemed under this plan.


     REINSTATEMENT PRIVILEGE. After you have redeemed fund shares, you have a one-time right to reinvest the proceeds (under the same account registration) within 90 days of the redemption without an initial sales charge.

        For shareholders who exercise this privilege after redeeming class C shares, if the redemption involved a CDSC, your account will be credited with the appropriate amount of the CDSC you paid; however, your new class C shares (as applicable) will still be subject to a CDSC in accordance with the CDSC schedule applicable to your original shares.

        For shareholders who exercise their 90-day reinstatement privilege after redeeming class B shares you may reinvest your redemption proceeds only into the corresponding class A shares. The class A shares you purchase will not be subject to an initial sales charge or a CDSC, but if you paid a CDSC when you redeemed your class B shares, your account will not be credited with the CDSC you paid.


     OTHER SALES CHARGE WAIVERS. In certain circumstances, you may qualify for a CDSC waiver for redemptions of class B and class C shares. Details regarding the types of investment programs and categories of investors eligible for these waivers are provided in the SAI. In general, these waivers may apply to certain transactions by retirement plans, section 529 tuition programs or certain other groups (e.g. affiliated persons of MFS) and with respect to redemptions under certain circumstances (e.g., death or disability of shareholder). The funds reserve the right to eliminate, modify and add waivers at any time and without prior notice.

 --   CLASS I SHARES



     Eligible investors (as described above) may purchase class I shares at net asset value without an initial sales charge or CDSC upon redemption. Class I shares do not have distribution and service fees and do not convert to any other class of shares of the Fund.



 --   CLASS R, CLASS R1, CLASS R2, CLASS R3, CLASS R4, AND CLASS R5 SHARES



     Eligible retirement plans may purchase class R, class R1, class R2, class R3, class R4, and class R5 shares at net asset value without an initial sales charge. Class R, class R1, class R2, class R3, class R4, and class R5 shares are not subject to a CDSC, Class R shares have annual distribution and service fees up to a maximum of 0.50% of net assets annually, class R1 shares have annual distribution and service fees up to a maximum of 0.75% of net assets annually, class R2 and class R3 shares have annual distribution and service fees up to a maximum of 0.50% of net assets annually, and class R4 shares have annual distribution and service fees up to a maximum of 0.25% of net assets annually. Class R5 shares do not have distribution and service fees.


 --   CALCULATION OF CDSC

     As discussed above, certain investments in class A, class B and class C shares will be subject to a CDSC. For the purposes of calculating the CDSC, purchases made on any day during a calendar month will age one month on the last day of that month, and on the last day of each subsequent month. For example, the 1.00% CDSC on class C shares purchased on August 10 will expire at the close of business on July 31 of the following calendar year, and a redemption of those shares made on or after August 1 of that following calendar year will not be subject to the CDSC.

        No CDSC is assessed on the value of your account represented by appreciation or additional shares acquired through the automatic reinvestment of dividends or capital gain distributions. Therefore, when you redeem your shares, only the value of the shares in excess of these amounts (i.e., your direct investment) is subject to a CDSC.

        The CDSC will be applied in a manner that results in the CDSC being imposed at the lowest possible rate, which means that the CDSC will be applied against the lesser of your direct investment or the total cost of your shares.

 --   DISTRIBUTION AND SERVICE FEES


     The fund has adopted a plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the plan, the fund pays distribution and service fees to support the sale and distribution of Class A, B, C, R, R1, R2, R3 and R4 shares, and the services provided by financial intermediaries. These distribution and service fees are equal on an annual basis to the following maximum percentages of average daily net assets of the following share classes: 0.25% for class R4 shares (consisting of a 0.25% service fee); 0.35% for class A shares (consisting of a 0.10% distribution fee and a 0.25% service fee); 0.50% for class R, class R2, and class R3 shares (consisting of a 0.25% distribution fee and a 0.25% service fee); 0.75% for class R1 shares (consisting of a 0.50% distribution fee and a 0.25% service fee); and 1.00% for class B and class C shares (consisting of a 0.75% distribution fee and a 0.25% service fee). The fund's distributor, MFD, has agreed in writing to waive the 0.10% class A distribution fee. These fees are paid out of the assets of the applicable class of shares. Because these fees are an ongoing expense of the fund, they increase the cost of your investment over time and may cost you more than other types of sales charges. The fund has not adopted a Rule 12b-1 plan with respect to its class I or class R5 shares. For more information regarding the fund's Rule 12b-1 Plan, see the SAI.


 --   FINANCIAL INTERMEDIARY SUPPORT PAYMENTS

     The financial intermediary through which you purchase or hold your shares may receive all or a portion of the sales charges, Rule 12b-1 distribution and service fees, administrative service fees and third-party administrative and record keeping service fees, to the extent applicable and as described above. In addition, MFD or one or more of its affiliates (for purposes of this section only, collectively, "MFD"), out of their own resources, may make additional cash payments to certain financial intermediaries as incentives to market the MFS funds or to cooperate with MFD's promotional efforts or in recognition of their marketing, transaction processing and/or administrative services support. This compensation from MFD is not reflected in the fees and expenses listed in the fee table section of the fund's prospectus.

        MFD may make payments to financial intermediaries that provide marketing support to MFD with respect to fund shares sold or held through the financial intermediary's distribution network. In the case of any one financial intermediary, marketing support payments generally will not exceed the sum of 0.10% of that financial intermediary's total sales of MFS' retail mutual funds, and 0.05% of the total assets of these funds attributable to that financial intermediary, on an annual basis. In addition, financial intermediaries may offer MFS fund shares through specialized programs such as retirement programs, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs and insurance (e.g., individual or group annuity) programs. MFD may also make payments for administrative and marketing services provided by a financial intermediary with respect to these programs. Payments for these arrangements may vary but generally will not exceed 0.25% of the total assets in the program, on an annual basis. A financial intermediary may receive marketing and program support payments from MFD. The above limitations on marketing and program support payments are subject to certain limited exceptions and may be increased or otherwise modified by MFD from time to time. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, MFD may pay or allow other promotional incentives or payments to financial intermediaries.


        These payments may provide an additional incentive to financial intermediaries to actively promote the MFS funds or cooperate with MFD's promotional efforts. Depending on the arrangements in place at any particular time, a financial intermediary may have a financial incentive to recommend a particular fund or a particular share class. You can find further details in the SAI about the payments made by MFD and the services provided by your financial intermediary. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from MFD and any services it provides, as well as about fees and/or commissions it charges. Financial intermediaries that sell fund shares may also act as a broker or dealer in connection with an MFS fund's purchase or sale of portfolio securities. However, the fund and MFS do not consider a financial intermediary's sale of shares of a MFS fund as a factor when choosing brokers or dealers to effect portfolio transactions for the MFS funds.

VI HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES


     You may purchase, exchange and redeem shares of the fund in the manner described below. In addition, you may be eligible to participate in certain investor services and programs to purchase, exchange and redeem these classes of shares, which are described above under "Description of Share Classes." Class R shares (previously designated as class R1 shares) are available for purchase only by retirement plans that held class R shares of the fund on March 31, 2005.


 --   HOW TO PURCHASE SHARES


     INITIAL PURCHASE. Except with respect to class I shares, you can establish an account by having your financial intermediary process your purchase. Eligible investors may purchase class I shares only through their MFD representative or by contacting MFSC (see back cover of this prospectus for address and phone number).



     The minimum initial investment is generally $1,000, except for: IRAs, for which the minimum initial investment is $250 per account; and class I shares, for which the minimum initial investment is generally established based on an investor's basis for qualification as an eligible investor as described above under "Description of Share Classes." Also, in the following circumstances, the minimum initial investment is only $50 per account:


     - if you establish an automatic investment plan;

     - if you establish an automatic exchange plan; or

     - if you establish an account under either:

           - tax-deferred retirement programs (other than IRAs) where investments are made by means of group remittal statements; or

           - employer sponsored investment programs.

        The maximum amount you may invest in class B shares with any single purchase request is $99,999, and the maximum amount you may invest in class C shares with any single purchase request is $999,999. The fund or its agents may at their discretion accept a purchase request for class B shares for $100,000 or more under limited circumstances, including, by way of example, when a retirement plan is rolling over assets from another account into a pre-existing account maintained in class B shares of the fund.


     ADDING TO YOUR ACCOUNT. Except with respect to the R share classes, there are several easy ways you can make additional investments of at least $50 to your account:


     - send a check with the returnable portion of your statement;

     - ask your financial intermediary to purchase shares on your behalf;

     - wire additional investments through your bank (call MFSC first for instructions); or

     - authorize transfers by phone between your bank account and your MFS account (the maximum purchase amount for this method is $99,999 for class B shares, $100,000 for all other classes offered). You must elect this privilege on your account application if you wish to use it.

     AUTOMATIC INVESTMENT PLAN. You can make cash investments of $50 or more through your checking account or savings account on any day of the month. If you do not specify a day, the investment will automatically occur on the first business day of the month.


     VERIFICATION OF IDENTITY. The fund is required by law to obtain from you certain personal information that will be used to verify your identify. If you do not provide the information, the fund may not be able to open your account. The fund must also take certain steps to verify that the account information you provided is correct. The fund also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the new net asset value next calculated after the account is closed. Any applicable CDSC and/or redemption fee will be assessed.


 --   HOW TO EXCHANGE SHARES


     EXCHANGE PRIVILEGE. You can exchange your shares for shares of the same class of certain other MFS funds at net asset value by having your financial intermediary process your exchange request or by contacting MFSC directly. Except with respect to the R share classes, the minimum exchange amount is generally $1,000 ($50 for exchanges made under the automatic exchange plan). There is no minimum exchange amount for the R share classes. Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange; however, the acquired shares will still be subject to a CDSC in accordance with the CDSC schedule applicable to your original shares. Therefore, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC (if applicable), depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase.



        Sales charges may apply to exchanges made from the MFS money market funds. Certain qualified retirement plans may make exchanges between the MFS funds and the MFS Fixed Fund, a bank collective investment fund, and sales charges may also apply to these exchanges. Call MFSC for information concerning these sales charges. Class R, class R1, class R2, class R3, class R4 and class R5 shares of the fund held by eligible retirement plans may be exchanged for shares of the MFS Money Market Fund (subject to any limitation applicable to the purchase of that fund's shares as disclosed in its prospectus); except as noted below, this exchange privilege does not apply to MFS Serviced Plans. Class R and class R3 shares of the fund held by a MFS Serviced Plan may be exchanged for shares of the MFS Money Market Fund (subject to any limitation applicable to the purchase of that fund's shares as disclosed in its prospectus); provided that the MFS Serviced Plan held class R or class R3 shares on March 31, 2005. In addition, class A and class I shares of the fund may be exchanged for shares of the MFS Money Market Fund (subject to any limitation applicable to the purchase of that fund's shares as disclosed in its prospectus). Class R shares of the fund may be exchanged for shares of certain other MFS funds that offer class R shares.

        Exchanges may be subject to certain limitations and are subject to the MFS funds' policies concerning excessive trading practices, which are policies designed to protect the funds and their shareholders from the harmful effect of frequent exchanges. These limitations and policies are described below under the captions "How to Purchase, Exchange and Redeem Shares -- Other Considerations" below. You should read the prospectus of the MFS fund into which you are exchanging and consider the differences in objectives, policies and rules before making any exchange.


     GROUP EXCHANGES. The MFS funds allow certain financial intermediaries to place exchange orders on behalf of a group of their discretionary investment advisory clients ("group exchange orders"). As with any exchange request, the funds and their agents reserve the right to reject any group exchange order, and the funds' agents will enforce a policy to reject any group exchange order received by the funds or their agents after 1:00 p.m. (Eastern time). In addition, MFD has agreements with certain financial intermediaries which set forth the terms and conditions under which group exchange orders may be placed by these financial intermediaries. These conditions may be more restrictive than those applicable to individual exchange orders, and may include the requirement to provide the funds or their agents with advance notice of group exchange orders.

 --   HOW TO REDEEM SHARES


     You may redeem your shares either by having your financial intermediary process your redemption or by contacting MFSC directly. The fund sends out your redemption proceeds within seven days after your request is received in good order. "Good order" generally means that the stock power, written request for redemption, letter of instruction or certificate must be endorsed by the record owner(s) exactly as the shares are registered. In addition, you need to have your signature guaranteed and/or submit additional documentation to redeem your shares. See "Signature Guarantee/Additional Documentation" below, or contact MFSC for details (please see back cover page for address and telephone number).



        Under unusual circumstances, such as when the New York Stock Exchange is closed, trading on the Exchange is restricted or if there is an emergency, the fund may suspend redemptions or postpone payment. If you purchased the shares you are redeeming by check, the fund may delay the payment of the redemption proceeds until the check has cleared, which may take up to seven days from the purchase date. Other limitations and policies are described below under the captions "How to Purchase, Exchange and Redeem
     Shares -- Other Considerations" below.


     REDEEMING DIRECTLY THROUGH MFSC


     - BY TELEPHONE. You can call MFSC to have shares redeemed from your account and the proceeds mailed to the address of record on the account (depending on the amount redeemed and subject to certain conditions). You can also call MFSC to have shares redeemed from your account and the proceeds wired directly to a pre-designated bank account. MFSC will request personal or other information from you and will generally record the calls. You will be responsible for losses that result from unauthorized telephone transactions unless MFSC does not follow reasonable procedures designed to verify your identity.


     - BY MAIL. To redeem shares by mail, you can send a letter to MFSC with the name of your fund, your account number, and the number of shares or dollar amount to be sold.


     - ELECTRONICALLY. You can have shares redeemed from your account and the proceeds wired directly to a pre-designated bank account by contacting MFSC via the Internet at MFS.COM (MFS Access). You must elect this privilege on your account application and establish a personal identification number (PIN) on MFS Access to use this service.


     - SYSTEMATIC WITHDRAWAL PLAN. You may elect to automatically receive (or designate someone else to receive) regular periodic payments (of at least $100) through an automatic redemption of class B or class C shares. For class B and C shares, you can receive up to 10% (15% for certain IRA distributions) of the value of your account through these payments in any one year (measured at the time you establish this plan). You will incur no redemption fee or CDSC on class B and class C shares redeemed under this plan. For class A shares, there is no similar percentage limitation; while you will not incur a redemption fee, you may incur a CDSC (if applicable) when class A shares are redeemed under this plan.


     REDEEMING THROUGH YOUR FINANCIAL INTERMEDIARY. You can call your financial intermediary to process a redemption on your behalf. Your financial intermediary will be responsible for furnishing all necessary documents to MFSC and may charge you for this service.

     SIGNATURE GUARANTEE/ADDITIONAL DOCUMENTATION. In order to protect against fraud, the fund requires that your signature be guaranteed in order to redeem your shares. Your signature may be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. MFSC may require additional documentation for certain types of registrations and transactions. Signature guarantees and this additional documentation shall be accepted in accordance with policies established by MFSC, and MFSC may, at its discretion, make certain exceptions to these requirements.

 --   OTHER CONSIDERATIONS


     RIGHT TO REJECT OR RESTRICT SHARE TRANSACTION ORDERS. Purchases and exchanges should be made primarily for investment purposes. The Board of Trustees of the MFS funds has adopted the policies described below, which are designed to discourage frequent fund share transactions. MFS seeks to monitor and enforce these policies, subject to oversight by the Board of Trustees, pursuant to procedures adopted by MFS.



     PURCHASE AND EXCHANGE LIMITATION POLICIES. The MFS funds reserve the right to restrict, reject or cancel (with respect to cancellations, within one day of the order), without any prior notice, any purchase or exchange order, including transactions deemed to represent excessive trading. For example, the MFS funds may in their discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to specific exchange or other limitations described in this prospectus if the funds or their agents determine that accepting the order could interfere with the efficient management of a fund's portfolio or otherwise not be in the fund's best interests. This policy applies to transactions accepted by any shareholder's financial intermediary. In the event that the MFS funds or their agents reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed. The MFS funds reserve the right to delay for one business day the processing of exchange requests in the event that, in the funds' or their agents' judgment, such delay would be in the funds' best interest, in which case both the redemption and purchase side of the exchange will receive the funds' net asset values at the conclusion of the delay period.


     SPECIFIC EXCHANGE AND PURCHASE LIMITATIONS.


     The MFS funds, through their agents, will undertake to use their best efforts to exercise the funds' right to restrict, reject or cancel purchase and exchange orders, as described above, once an accountholder makes two exchanges (provided that each transaction exceeds $5,000 in value) out of an account in an MFS fund during a calendar quarter. This policy does not apply to exchanges:


     - out of the MFS money market funds; however, as noted above, the MFS funds may restrict, reject or cancel any purchase or exchange order if the funds or their agents determine that accepting the order could interfere with efficient management of a fund's portfolio or otherwise not be in the fund's best interest; and

     - initiated by a retirement plan trustee or sponsor rather than by a plan participant, and other similar non-discretionary exchanges (e.g., in connection with fund mergers/ acquisitions/liquidations).


        In addition, the funds and their agents may make exceptions to this policy if, in their judgment, the transaction does not represent excessive trading or interfere with the efficient management of a fund's portfolio, such as purchases made through systematic purchase plans or payroll contributions. In applying this policy, the MFS funds consider the information available to them at the time and reserve the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.



        Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the accountholder (e.g., a shareholder who, on the same day, exchanges $6,000 from one MFS fund into two other MFS funds, by exchanging $3,000 into each of the two MFS funds, will be viewed as having made one exchange transaction exceeding $5,000 in value). The MFS funds' ability to impose the above-referenced purchase and exchange limitations is subject to certain limitations discussed under "Limitations on the Ability to Detect and Curtail Excessive Trading Practices" below. In addition, the MFS funds' ability to impose these limitations on shares through financial intermediaries is dependent upon the receipt of information necessary to identify transactions by the underlying investors and the financial intermediary's cooperation in implementing this policy. Accordingly, depending upon the composition of a fund's shareholder accounts and in light of efforts made by certain shareholders to evade these limitations, the MFS funds may not be in a position to monitor and enforce these limitations with respect to a significant percentage of a fund's shareholders. You should consult your financial intermediary regarding the application of these limitations and whether your financial intermediary imposes and additional or different limitations.


     LIMITATIONS ON THE ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING PRACTICES. Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the MFS funds to prevent excessive trading, there is no guarantee that the MFS funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the MFS funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the MFS funds receive purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading that may be facilitated by these financial intermediaries or by the use of omnibus account arrangements offered by these financial intermediaries to investors. Omnibus account arrangements are common forms of holding shares of a fund, particularly among certain financial intermediaries such as brokers, retirement plans and variable insurance products. These arrangements often permit the financial intermediary to aggregate their clients' transactions and ownership positions. In these circumstances, the identity of the shareholders often is not known to a fund.

     EXCESSIVE TRADING RISKS. To the extent that the MFS funds or their agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the fund's portfolio, and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund's operating costs and decrease the fund's investment performance, and maintenance of a higher level of cash balances would likewise result in lower fund investment performance during periods of rising markets.

        In addition, to the extent that a fund significantly invests in foreign securities traded on markets that close before the fund determines its net asset value (referred to as the valuation time), excessive trading by certain shareholders may cause dilution in the value of fund shares held by other shareholders. Because events may occur after the close of these foreign markets and before the fund's valuation time that influence the value of these foreign securities, investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities as of the fund's valuation time (referred to as price arbitrage). The funds have adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what they believe to be their fair value as of the funds' valuation time. To the extent that a fund does not accurately value foreign securities as of its valuation time, investors engaging in price arbitrage may cause dilution in the value of fund shares held by other shareholders.

        To the extent that a fund significantly invests in high yield bonds (commonly known as junk bonds) or small capitalization equity securities, because these securities are often infrequently traded, investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of a fund's portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

     REDEMPTION FEE.


     The MFS funds identified below impose a 1% redemption fee (which is retained by the fund) on proceeds from shares redeemed or exchanged within 30 calendar days following their acquisition (either by purchase or exchange):


       MFS High Income Fund
      MFS Municipal High Income Fund
      MFS High Yield Opportunities Fund
      MFS Floating Rate High Income Fund
      MFS Emerging Markets Equity Fund
      MFS International New Discovery Fund
      MFS New Discovery Fund


        The funds reserve the right to change the redemption fee period or amount of redemption fees imposed.


     GENERAL. For purposes of applying the redemption fee, shares held the longest will be treated as being redeemed first, and shares held the shortest will be treated as being redeemed last.

     FOR FUNDS WITH A REDEMPTION FEE, THE REDEMPTION FEE IS NOT IMPOSED ON THE FOLLOWING EXCHANGE OR REDEMPTION TRANSACTIONS:

         1. transactions by accounts that the funds or their agents reasonably believe are maintained on an omnibus account basis (e.g., an account maintained with the funds' transfer agent by a financial intermediary or any other person or entity where the ownership of, or interest in, fund shares by individuals or participants is held through the account and is not recorded and maintained by the funds' transfer agent or its affiliates); however, the fee is imposed if
            (i) the funds or their agents have been informed that the omnibus account has the systematic capability of assessing the redemption fee at the individual account level and (ii) the account is not otherwise exempt from the fee under one of the exclusion categories listed below;

         2. transactions by retirement plans (including qualified and non-qualified retirement plans) for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping services; however, the fee applies to transactions by IRAs and participant directed 403(b) plans established pursuant to plan documents provided by MFS or its affiliates;

         3. transactions involving shares purchased, exchanged or redeemed by means of automated or pre-established purchase plans (including employer or payroll reduction plans), exchange plans or withdrawal plans ("automated plans") sponsored by the MFS funds;


         4. transactions by the MFS funds of funds including, without limitation, the MFS Asset Allocation Funds, MFS International Diversification Fund and the MFS Lifetime Funds;



         5. transactions following the death or disability of any registered shareholder, beneficial owner, or grantor of a living trust with respect to shares purchased before death or disability;


         6. transactions involving shares purchased by the reinvestment of dividends or capital gains distributions;

         7. transactions involving shares transferred from another account or shares converted from another share class of the same fund (in which case the redemption fee period will carry over to the acquired shares);

         8. transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the funds or their agents in their sole discretion);


         9. transactions involving 529 share classes, R share classes or class J shares of the fund (if offered); and


        10. transactions due to a failure to meet account minimums, to pay account fees funded by share redemptions, and other similar non-discretionary transactions (e.g., in connection with fund mergers/acquisitions/liquidations).


        In addition, the funds reserve the right to waive or impose the redemption fee or withdraw waivers in their discretion. The funds expect that certain waiver categories will be eliminated over time as operating systems are improved, including improvements necessary to enable the assessment of the fee on shares held through omnibus accounts or other intermediaries. In addition, if an omnibus account holder informs the funds or their agents that it has the systematic capability to assess the redemption fee at the individual account level but is unable to assess the fee in all circumstances under the funds' policies, the funds and their agents reserve the right to permit the imposition of the fee under these limited circumstances.


        These redemption fee exclusions are subject to any administrative policies and procedures developed by the funds and their agents from time to time which may address such topics as the documentation necessary for the funds to recognize a disability and determination of the application of the redemption fee in various circumstances (such as to certain individual account transactions with respect to shares held through an omnibus account), among others.

        Depending upon the composition of a fund's shareholder accounts, a significant percentage of a fund's shareholders may not be subject to the redemption fee.

     IN-KIND DISTRIBUTIONS. The MFS funds have reserved the right to pay redemption proceeds by a distribution in kind of portfolio securities (rather than cash). In the event that the fund makes an in-kind distribution, you could incur the brokerage and transaction charges when converting the securities to cash and the securities may increase or decrease in value until you sell them. The fund does not expect to make in-kind distributions. However, if it does, the fund will pay, during any 90-day period, your redemption proceeds in cash when the redemption is at or below either $250,000 or 1% of the fund's net assets, whichever is less.

     INVOLUNTARY REDEMPTIONS/SMALL ACCOUNTS. Because it is costly to maintain small accounts, the MFS funds have generally reserved the right to automatically redeem shares and close your account when it contains less than $500 due to your redemptions or exchanges. Before making this automatic redemption, you will be notified and given 60 days to make additional investments to avoid having your shares redeemed.

VII OTHER INFORMATION

 --   PRICING OF FUND SHARES

     The price of each class of the fund's shares is based on its net asset value. The net asset value of each class of shares is determined once each day during which the New York Stock Exchange is open for trading as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). Net asset value per share is computed by dividing the net assets allocated to each share class by the number of fund shares outstanding for that class. On holidays or other days (such as Good Friday) when the New York Stock Exchange is closed, net asset value is not calculated, and the fund does not transact purchase, exchange or redemption orders.

        To determine net asset value, the fund values its assets at current market prices where current market prices are readily available (certain short term debt instruments are valued at amortized cost), or at fair value as determined by the adviser under the direction of the Board of Trustees when a determination is made that current market prices are not readily available. For example, in valuing securities that trade principally on foreign markets, events reasonably determined to be significant (such as certain movements in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the fund's valuation time that may impact the value of securities traded in these foreign markets. In these cases, the fund may utilize information from an external vendor or other sources to adjust closing market prices of foreign equity securities to reflect what it believes to be the fair value of the securities as of the fund's valuation time. Fair valuation of foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

        The fund may invest in certain securities which are primarily listed on foreign exchanges that trade on weekends and other days when the fund does not price its shares. Therefore, the value of the fund's shares may change on days when you will not be able to purchase or redeem the fund's shares.

        You will receive the net asset value next calculated, after the deduction of applicable sales charges and any required tax withholding, if your order is complete (i.e., has all required information in the appropriate form) and:

     - MFSC receives your order by the valuation time, if placed directly by you (not through a financial intermediary such as a broker or bank); or

     - your financial intermediary receives your order by the valuation time and transmits your order to MFSC.


     DISTRIBUTIONS.



     The fund intends to distribute substantially all of its net income (including any capital gains) to shareholders at least annually.

 --   DISTRIBUTION OPTIONS

     The following distribution options are generally available to all accounts, except 529 tuition program accounts, and you may change your distribution option as often as you desire by notifying MFSC:

     - Dividend and capital gain distributions reinvested in additional shares (this option will be assigned if no other option is specified);

     - Dividend distributions in cash; capital gain distributions in additional shares; or

     - Dividend and capital gain distributions in cash

        Distributions on the 529 share classes will automatically be invested in additional shares; account owners do not have the option of receiving distributions in cash.

        Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same class of shares at the net asset value as of the close of business on the record date. Distributions in amounts less than $10 will automatically be reinvested in additional shares of the fund. If you have elected to receive distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from MFSC with regard to uncashed distribution checks, your distribution option will automatically be converted to having all distributions reinvested in additional shares. Your request to change a distribution option must be received by MFSC by the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

 --   TAX CONSIDERATIONS


        The following discussion is very general. You are urged to consult your tax advisor regarding the effect that an investment in the fund may have on your particular tax situation, including possible foreign, state and local taxes. Also, this discussion does not apply to shares of the fund held through tax-exempt retirement plans.



        The fund expects to distribute substantially all of its income and gains annually. Distributions from the fund are taxable whether you receive them in cash or reinvest them in additional shares. Distributions are taxable to you even if they are paid from income or gains earned by the fund before you invested (and thus were included in the price that you paid).



        Any gain resulting from the sale or exchange of your shares will generally also be subject to tax.



        For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the fund owned the investments that generated them, rather than how long you have owned your shares. Distributions of net capital gains from the sale of investments that the fund owned for more than one year and that are properly designated by the fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the fund owned for one year or less will be taxable as ordinary income. For taxable years beginning before

     January 1, 2009, if some or all of the fund's income derives from "qualified dividend income" and if you are an individual who meets holding period and other requirements with respect to the fund's shares, those distributions that are properly designated by the fund as derived from "qualified dividend income" are taxed at the rates applicable to long-term capital gain.



        Long-term capital gain rates applicable to most individuals have been temporarily reduced for taxable years beginning before January 1, 2009.



        The fund's investments in foreign securities may be subject to foreign withholding taxes, which will decrease the fund's return on those securities. If and when the fund is eligible to elect to "pass through" to you foreign income taxes that it pays and so elects, you will be required to include your share of those taxes in gross income as a distribution from the fund and you will be allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your federal income tax return, subject to certain limitations. In addition, the fund's investments in certain foreign securities (including fixed income securities and derivatives) denominated in foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing, amount, or character of the fund's distributions.



        The Form 1099 that is mailed to you every January details your distributions and how they are treated for federal tax purposes.



        Distributions by the fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the fund) from such a plan.


 --   UNIQUE NATURE OF FUND

     MFS may serve as the investment adviser to other funds which have investment goals and principal investment policies and risks similar to those of the fund, and which may be managed by the fund's portfolio manager(s). While the fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between the funds, including differences in sales charges, expense ratios and cash flows.

 --   PROVISION OF ANNUAL AND SEMIANNUAL REPORTS AND PROSPECTUSES


     The fund produces financial reports every six months and updates its prospectus annually. To avoid sending duplicate copies of materials to households, only one copy of the fund's annual and semiannual report and prospectus will be mailed to shareholders having the same residential address on the fund's records. However, any shareholder may contact MFSC (please see back cover for address and telephone number) to request that copies of these reports and prospectuses be sent personally to that shareholder.

VIII FINANCIAL HIGHLIGHTS


     The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the fund's independent registered public accounting firm, whose report, together with the fund's financial statements, are included in this report.

     CLASS A

     ...........................................................................


                                                     YEARS ENDED 10/31,
                                  ----------------------------------------------------------------------------
                                    2005              2004             2003             2002            2001
       -------------------------------------------------------------------------------------------------------
       Net asset value,
       beginning of period        $  17.76          $  15.91         $  12.73         $  14.60        $  27.51
                                  --------          --------         --------         --------        --------
       Income (loss) from
       investment operations
        Net investment income
        (loss)#                   $   0.01          $  (0.01)        $   0.04         $  (0.01)       $  (0.03)
        Net realized and
        unrealized gain (loss)
        on investments and
        foreign currency              2.33              1.86             3.14            (1.86)          (6.91)
                                  --------          --------         --------         --------        --------
       Total from investment
       operations                 $   2.34          $   1.85         $   3.18         $  (1.87)       $  (6.94)
                                  --------          --------         --------         --------        --------
       Less distributions
       declared to shareholders
        From net realized gain
        on investments and
        foreign currency
        transactions              $     --          $     --         $     --         $     --        $  (5.97)
                                  --------          --------         --------         --------        --------
       Net asset value, end of
       period                     $  20.10          $  17.76         $  15.91         $  12.73        $  14.60
                                  ========          ========         ========         ========        ========
       Total return (%)@@&***        13.18             11.70@(++++)     24.90(+++)      (12.81)         (30.91)
       Ratios (%) (to average
       net assets) and
       Supplemental data:
        Expenses before expense
        reductions##                  1.69              1.70             1.69             1.67            1.62
        Expenses after expense
        reductions##                  1.59              1.60             1.59             1.57            1.52
        Net investment income
        (loss)                        0.07             (0.04)            0.30            (0.08)          (0.17)
       Portfolio turnover               92               163               93              130             112
       Net assets at end of
       period (000 Omitted)       $290,256          $304,348         $306,333         $269,893        $268,548

     CLASS B

     ...........................................................................


                                                    YEARS ENDED 10/31,
                                  -------------------------------------------------------------------------------
                                   2005              2004              2003              2002              2001
       ----------------------------------------------------------------------------------------------------------
       Net asset value,
       beginning of period        $ 16.90          $  15.25          $  12.29          $  14.21          $  26.87
                                  -------          --------          --------          --------          --------
       Income (loss) from
       investment operations
        Net investment loss#      $ (0.13)         $  (0.13)         $  (0.06)         $  (0.13)         $  (0.16)
        Net realized and
        unrealized gain (loss)
        on investments and
        foreign currency             2.21              1.78              3.02             (1.79)            (6.74)
                                  -------          --------          --------          --------          --------
       Total from investment
       operations                 $  2.08          $   1.65          $   2.96          $  (1.92)         $  (6.90)
                                  -------          --------          --------          --------          --------
       Less distributions
       declared to shareholders
        From net realized gain
        on investments and
        foreign currency
        transactions              $    --          $     --          $     --          $     --          $  (5.76)
                                  -------          --------          --------          --------          --------
       Net asset value, end of
       period                     $ 18.98          $  16.90          $  15.25          $  12.29          $  14.21
                                  =======          ========          ========          ========          ========
       Total return (%)@@&***       12.31             10.82@(++++)      24.08(+++)       (13.51)           (31.39)
       Ratios (%) (to average
       net assets) and
       Supplemental data:
        Expenses before expense
        reductions##                 2.34              2.35              2.34              2.32              2.27
        Expenses after expense
        reductions##                 2.34              2.35              2.34              2.32              2.27
        Net investment loss         (0.70)            (0.81)            (0.47)            (0.89)            (0.92)
       Portfolio turnover              92               163                93               130               112
       Net assets at end of
       period (000 Omitted)       $87,769          $108,750          $129,229          $133,525          $268,518

     CLASS C

     ...........................................................................


                                                             YEARS ENDED 10/31,
                                   -----------------------------------------------------------------------
                                    2005            2004            2003            2002            2001
       ---------------------------------------------------------------------------------------------------
       Net asset value, beginning
       of period                   $ 16.74         $ 15.11         $ 12.18         $ 14.08         $ 26.74
                                   -------         -------         -------         -------         -------
       Income (loss) from
       investment operations
        Net investment loss#       $ (0.13)        $ (0.13)        $ (0.06)        $ (0.13)        $ (0.16)
        Net realized and
        unrealized gain (loss) on
        investments and foreign
        currency                      2.19            1.76            2.99           (1.77)          (6.70)
                                   -------         -------         -------         -------         -------
       Total from investment
       operations                  $  2.06         $  1.63         $  2.93         $ (1.90)        $ (6.86)
                                   -------         -------         -------         -------         -------
       Less distributions
       declared to shareholders
        From net realized gain on
        investments and foreign
        currency transactions      $    --         $    --         $    --         $    --         $ (5.80)
                                   -------         -------         -------         -------         -------
       Net asset value, end of
       period                      $ 18.80         $ 16.74         $ 15.11         $ 12.18         $ 14.08
                                   =======         =======         =======         =======         =======
       Total return (%)@@&***        12.31           10.79@(++++)    24.06(+++)     (13.49)        (31.45)
       Ratios (%) (to average net
       assets) and Supplemental
       data:
        Expenses before expense
        reductions##                  2.34            2.35            2.34            2.32            2.27
        Expenses after expense
        reductions##                  2.34            2.35            2.34            2.32            2.27
        Net investment loss          (0.69)          (0.81)          (0.47)          (0.91)          (0.92)
       Portfolio turnover               92             163              93             130             112
       Net assets at end of
       period (000 Omitted)        $20,924         $21,945         $24,777         $24,035         $44,241

     CLASS I

     ...........................................................................


                                                             YEARS ENDED 10/31,
                                   ----------------------------------------------------------------------
                                    2005            2004            2003            2002            2001
       --------------------------------------------------------------------------------------------------
       Net asset value, beginning
       of period                   $18.04          $16.11          $12.86          $14.71          $27.71
                                   ------          ------          ------          ------          ------
       Income (loss) from
       investment operations
        Net investment income#     $ 0.06          $ 0.04          $ 0.07          $ 0.02          $ 0.01
        Net realized and
        unrealized gain (loss) on
        investments and foreign
        currency                     2.36            1.89            3.18           (1.87)          (6.97)
                                   ------          ------          ------          ------          ------
       Total from investment
       operations                  $ 2.42          $ 1.93          $ 3.25          $(1.85)         $(6.96)
                                   ------          ------          ------          ------          ------
       Less distributions
       declared to shareholders
        From net realized gain on
        investments and foreign
        currency transactions      $   --          $   --          $   --          $   --          $(6.04)
                                   ------          ------          ------          ------          ------
       Net asset value, end of
       period                      $20.46          $18.04          $16.11          $12.86          $14.71
                                   ======          ======          ======          ======          ======
       Total return (%)&***         13.41           11.98@(++++)    25.27(+++)     (12.64)         (30.77)
       Ratios (%) (to average net
       assets) and Supplemental
       data:
        Expenses before expense
        reductions##                 1.34            1.34            1.33            1.32            1.27
        Expenses after expense
        reductions##                 1.34            1.34            1.33            1.32            1.27
        Net investment income        0.31            0.21            0.53            0.16            0.08
       Portfolio turnover              92             163              93             130             112
       Net assets at end of
       period (000 Omitted)        $7,233          $7,011          $6,249          $5,207          $6,085

     CLASS R (FORMERLY CLASS R1)

     ...........................................................................


                                                         YEARS ENDED 10/31,
                                           ----------------------------------------------
                                            2005                2004               2003**
       ----------------------------------------------------------------------------------
       Net asset value, beginning of
       period                              $17.68              $15.87              $12.63
                                           ------              ------              ------
       Income (loss) from investment
       operations
        Net investment income (loss)#      $(0.03)             $(0.02)             $ 0.03
        Net realized and unrealized gain
        (loss) on investments and foreign
        currency                             2.30                1.83                3.21
                                           ------              ------              ------
       Total from investment operations    $ 2.27              $ 1.81              $ 3.24
                                           ------              ------              ------
       Net asset value, end of period      $19.95              $17.68              $15.87
                                           ======              ======              ======
       Total return (%)&***                 12.84               11.41@(++++)        25.65(+++)++
       Ratios (%) (to average net assets)
       and Supplemental data:
        Expenses before expense
        reductions##                         1.85                1.83               1.78+
        Expenses after expense
        reductions##                         1.85                1.83               1.78+
        Net investment income (loss)        (0.16)              (0.10)              0.21+
       Portfolio turnover                      92                 163                  93
       Net assets at end of period (000
       Omitted)                            $3,641              $1,194              $  385



                                                            CLASS R1              CLASS R2
                                                              YEAR                  YEAR
                                                             ENDED                  ENDED
                                                           10/31/05**            10/31/05**
       -------------------------------------------------------------------------------------
       Net asset value, beginning of period                $   18.12             $     18.12
                                                           ---------             -----------
       Income (loss) from investment operations
        Net investment loss#                               $   (0.08)            $     (0.08)
        Net realized and unrealized gain (loss) on
        investments and foreign currency                        0.92(+)                 0.95(+)
                                                           ---------             -----------
       Total from investment operations                    $    0.84             $      0.87
                                                           ---------             -----------
       Net asset value, end of period                      $   18.96             $     18.99
                                                           =========             ===========
       Total return (%)&***                                     4.64++                  4.80++
       Ratios (%) (to average net assets) and
       Supplemental data:
        Expenses before expense reductions##                    2.54+                   2.24+
        Expenses after expense reductions##                     2.52+                   2.20+
        Net investment loss                                    (0.77)+                 (0.71)+
       Portfolio turnover                                         92                      92
       Net assets at end of period (000 Omitted)           $     104             $       213

     CLASS R3 (FORMERLY CLASS R2)

     ...........................................................................


                                                                         YEARS ENDED 10/31,
                                                           --------------------------------
                                                                2005                   2004
       ------------------------------------------------------------------------------------
       Net asset value, beginning of period                $   17.63            $     15.87
                                                           ---------            -----------
       Income (loss) from investment operations
        Net investment loss#                               $   (0.06)           $     (0.07)
        Net realized and unrealized gain (loss) on
        investments and foreign currency                        2.28                   1.83
                                                           ---------            -----------
       Total from investment operations                    $    2.22            $      1.76
                                                           ---------            -----------
       Net asset value, end of period                      $   19.85            $     17.63
                                                           =========            ===========
       Total return (%)&***                                    12.59                  11.09@(++++)
       Ratios (%) (to average net assets) and
       Supplemental data:
        Expenses before expense reductions##                    2.10                   2.08
        Expenses after expense reductions##                     2.09                   2.08
        Net investment loss                                    (0.29)                 (0.45)
       Portfolio turnover                                         92                    163
       Net assets at end of period (000 Omitted)           $     466            $       239



                                                             CLASS R4              CLASS R5
                                                               YEAR                  YEAR
                                                              ENDED                  ENDED
                                                            10/31/05**            10/31/05**
       --------------------------------------------------------------------------------------
       Net asset value, beginning of period                 $   19.10             $     19.10
                                                            ---------             -----------
       Income (loss) from investment operations
        Net investment income#                              $    0.02             $      0.06
        Net realized and unrealized gain (loss) on
        investments and foreign currency                         0.96(+)                 0.95(+)
                                                            ---------             -----------
       Total from investment operations                     $    0.98             $      1.01
                                                            ---------             -----------
       Net asset value, end of period                       $   20.08             $     20.11
                                                            ---------             -----------
       Total return (%)&***                                      5.13++                  5.29++
                                                            =========             ===========
       Ratios (%) (to average net assets) and Supplemental
       data:
        Expenses before expense reductions##                     1.75+                   1.45+
        Expenses after expense reductions##                      1.75+                   1.45+
        Net investment income                                    0.20+                   0.50+
       Portfolio turnover                                          92                      92
       Net assets at end of period (000 Omitted)            $      53             $        53

     -----------------


       Any redemption fees charged by the fund during the 2004 and 2005 fiscal years resulted in a per share impact of less than $0.01.
       **   For the period from the class' inception, December 31, 2002
            (Class R) and April 1, 2005 (Classes R1, R2, R4, and R5)
            through the stated period end.
       ***  Certain expenses have been reduced without which performance would have been lower.
       +    Annualized.
       ++   Not annualized.
       #    Per share data are based on average shares outstanding.
       ##   Ratios do not reflect reductions from fees paid indirectly.
       (+)  The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the amount of per
            share realized and unrealized gains and losses at such time.
       (+++) The fund's net asset value and total return calculation include proceeds received on March 26, 2003 for the partial payment of a non-recurring litigation settlement from
            Cendant Corporation, recorded as a realized gain on
            investment transactions. The proceeds resulted in an
            increase in the net asset value of $0.07 per share based on shares outstanding on the day the proceeds were received.
            Excluding the effect of this payment from the ending net
            asset value per share, total return for the year ended
            October 31, 2003 for Class A, Class B, Class C, Class I and
            Class R would have been 0.47%, 0.56%, 0.58%, 0.54%, and
            0.55% lower, respectively.
       (++++) The fund's net asset value and total return calculation include proceeds received on March 19, 2004 for the
            remaining payment of a non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on
            investment transactions. The proceeds resulted in an
            increase in the net asset value of $0.01 per share based on shares outstanding on the day the proceeds were received.
            Excluding the effect of this payment from the ending net
            asset value per share, total return for the year ended
            October 31, 2004 for Class A, Class B, Class C, Class I,
            Class R and Class R3 would have been 0.05%, 0.05%, 0.06%,
            0.05%, 0.06%, and 0.05% lower, respectively.
       @    The fund's net asset value and total return calculation
            include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. The
            non-recurring accrual did not have a material impact on the net asset value per share based on the shares outstanding on the day the proceeds were recorded.
       @@   Total returns do not include any applicable sales charges.
       &    From time to time the fund may receive proceeds from
            litigation settlements, without which performance would be lower.

APPENDIX A

 --   INVESTMENT TECHNIQUES AND PRACTICES

     In pursuing its investment objective, the MFS Global Growth Fund may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the fund's investment objective. Investment techniques and practices which the fund will use or currently anticipates using are denoted by a check (X) mark. However, the fund may not use all of these techniques and practices. Investment techniques and practices which the fund does not currently anticipate using but which the fund reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the fund are described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

     INVESTMENT TECHNIQUES/PRACTICES
     ...........................................................................

       SYMBOLS    X  fund uses, or currently      --  permitted, but fund does not
                     anticipates using                currently anticipate using
       -------------------------------------------------------------------------------

         Debt Securities
            Asset-Backed Securities
              Collateralized Mortgage Obligations and
                 Multiclass Pass-Through Securities                   --
              Corporate Asset-Backed Securities                       --
              Mortgage Pass-Through Securities                        --
              Stripped Mortgage-Backed Securities                     --
            Corporate Securities                                       X
            Loans and Other Direct Indebtedness                       --
            Lower Rated Bonds                                          X
            Municipal Bonds                                           --
            U.S. Government Securities                                 X
            Variable and Floating Rate Obligations                     X
            Zero Coupon Bonds, Deferred Interest Bonds
              and PIK Bonds                                            X
         Equity Securities                                             X
         Foreign Securities Exposure
            Brady Bonds                                               --
            Depositary Receipts                                        X
            Dollar-Denominated Foreign Debt Securities                --
            Emerging Markets                                           X
            Foreign Securities                                         X
         Forward Contracts                                             X

    ............................................................................

       SYMBOLS    X  fund uses, or currently      --  permitted, but fund does not
                     anticipates using                currently anticipate using
       -------------------------------------------------------------------------------

         Futures Contracts                                             X
         Indexed Securities/Structured Products                       --
         Inverse Floating Rate Obligations                            --
         Investment in Other Investment Companies                      X
            Open-End Funds                                             X
            Closed-End Funds                                           X
         Lending of Portfolio Securities                               X
         Leveraging Transactions
            Bank Borrowings                                           --
            Mortgage "Dollar-Roll" Transactions                        X
            Reverse Repurchase Agreements                             --
         Options
            Options on Foreign Currencies                              X
            Options on Futures Contracts                               X
            Options on Securities                                      X
            Options on Stock Indices                                   X
            Reset Options                                             --
            "Yield Curve" Options                                     --
         Repurchase Agreements                                         X
         Short Sales                                                   X
         Short Term Instruments                                        X
         Swaps and Related Derivative Instruments                     --
         Temporary Borrowings                                          X
         Temporary Defensive Positions                                 X
         "When-issued" Securities                                      X

MFS(R) GLOBAL GROWTH FUND

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF TRUSTEES. The Board of Trustees of the MFS funds has adopted procedures by which shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Trustees, MFS Global Growth Fund, c/o Massachusetts Financial Services Company, 500 Boylston Street, Boston, MA 02116,
Attention: Frank Tarantino, Independent Chief Compliance Officer of the Fund. Shareholder communications must (i) be in writing and be signed by the shareholder, (ii) identify the MFS fund to which they relate and (iii) identify the class and number of shares held by the shareholder.

If you want more information about the fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS. These reports contain information about the fund's actual investments. Annual reports discuss the effect of recent market conditions and the fund's investment strategy on performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI, dated March 1, 2006, provides more detailed information about the fund and is incorporated into this prospectus by reference.


YOU CAN GET FREE COPIES OF THE ANNUAL/SEMIANNUAL REPORTS, THE SAI AND OTHER INFORMATION ABOUT THE FUND, AND MAKE INQUIRIES ABOUT THE FUND, BY CONTACTING:

    MFS Service Center, Inc.
    500 Boylston Street
    Boston, MA 02116-3741
    Telephone: 1-800-225-2606
    Internet: mfs.com

Information about the fund (including its prospectus, SAI and shareholder reports) can be reviewed and copied at the:

      Public Reference Room
     Securities and Exchange Commission
     Washington, D.C., 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section at the above address.

     The fund's Investment Company Act file number is 811-5262


(MFS INVESTMENT MANAGEMENT LOGO)                                               STATEMENT OF ADDITIONAL      (MFS GLOBAL GROWTH FUND)
                                                                                           INFORMATION                 MARCH 1, 2006

A SERIES OF MFS SERIES TRUST VIII
500 BOYLSTON STREET, BOSTON, MA 02116
(617) 954-5000

This Statement of Additional Information, as             This SAI is divided into two Parts -- Part I
amended or supplemented from time to time                and Part II. Part I contains information that
(the "SAI"), sets forth information which may            is particular to the Fund, while Part II
be of interest to investors, but which is not            contains information that generally applies
necessarily included in the Fund's Prospectus            to each of the funds in the MFS Family of
dated March 1, 2006. This SAI should be read             Funds (the "MFS Funds"). Each Part of the SAI
in conjunction with the Prospectus. The                  has a variety of appendices which can be
Fund's financial statements are incorporated             found at the end of Part I and Part II,
into this SAI by reference to the Fund's most            respectively.
recent Annual Report to shareholders. A copy
of the Annual Report accompanies this SAI.               THIS SAI IS NOT A PROSPECTUS AND IS
You may obtain a copy of the Fund's                      AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE
Prospectus and Annual Report without charge              INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY
by contacting the Fund's transfer agent, MFS             A CURRENT PROSPECTUS.
Service Center, Inc. (see back cover of Part
II of this SAI for address and phone number).



                                                        WGF-SAI-3/06

STATEMENT OF ADDITIONAL INFORMATION

PART I

Part I of this SAI contains information that is particular to the Fund.

TABLE OF CONTENTS


                                                                           PAGE
I          Definitions.................................................   1

II         Management of the Fund......................................   1

           The Fund....................................................   1

           Trustees and Officers -- Identification and Background......   1

           Trustee Compensation and Committees.........................   1

           Portfolio Managers..........................................   1

           Affiliated Service Provider Compensation....................   1

III        Sales Charges and Distribution Plan Payments................   1

           Sales Charges...............................................   1

           Distribution Plan Payments..................................   1

IV         Portfolio Transactions and Brokerage Commissions............   1

V          Share Ownership.............................................   1

VI         Investment Techniques, Practices, Risks and Restrictions....   1

           Investment Techniques, Practices and Risks..................   1

           Investment Restrictions.....................................   2

VII        Tax Considerations..........................................   2

VIII       Independent Registered Public Accounting Firm and Financial
           Statements..................................................   2

           Appendix A -- Trustee Compensation and Committees...........   A-1

           Appendix B -- Affiliated Service Provider Compensation......   B-1

           Appendix C -- Portfolio Managers............................   C-1

           Appendix D -- Sales Charges and Distribution Plan
           Payments....................................................   D-1

           Appendix E -- Portfolio Transactions and Brokerage
           Commissions.................................................   E-1

           Appendix F -- Share Ownership...............................   F-1

I  DEFINITIONS
"Fund" -- MFS Global Growth Fund, a series of the Trust. Prior to August 24, 1998, the Fund's name was MFS World Growth Fund.
"Trust" -- MFS Series Trust VIII, a Massachusetts business Trust, organized on July 31, 1987.
"MFS" or the "Adviser" -- Massachusetts Financial Services Company, a Delaware corporation.
"MFD" -- MFS Fund Distributors, Inc., a Delaware corporation.
"MFSC" -- MFS Service Center, Inc., a Delaware corporation.

"Prospectus" -- The Prospectus of the Fund, dated March 1, 2006, as amended or supplemented from time to time.


II  MANAGEMENT OF THE FUND

THE FUND
The Fund is a diversified series of the Trust. This means that, with respect to 75% of its total assets, the Fund may not (1) purchase more than 10% of the outstanding voting securities of any one issuer, or (2) purchase securities of any issuer, if, as a result, more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the U.S. Government, its agencies or instrumentalities or to investments in other investment companies.

TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND

The identification and background of the Trustees and officers of the Trust are set forth in Appendix E of Part II of this SAI.


TRUSTEE COMPENSATION AND COMMITTEES
Compensation paid to the non-interested Trustees and to Trustees who are not officers of the Trust, for certain specified periods, as well as information regarding the committees of the Board of Trustees is set forth in Appendix A of this Part I.


PORTFOLIO MANAGERS


Information regarding the Fund's portfolio manager(s), including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is set forth in Appendix C to this Part I.


AFFILIATED SERVICE PROVIDER COMPENSATION

Compensation paid by the Fund to its affiliated service providers -- to MFS, for investment advisory, administrative services and retirement plan administration and services, and to MFSC, for transfer agency services -- for certain specified periods, is set forth in Appendix B to this Part I.



III  SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS


SALES CHARGES

Sales charges paid in connection with the purchase and sale of Fund shares, for certain specified periods, are set forth in Appendix D to this Part I, together with the Fund's schedule of dealer reallowances.


DISTRIBUTION PLAN PAYMENTS

Payments made by the Fund under the Distribution Plan for its most recent fiscal year end are set forth in Appendix D to this Part I.


IV   PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Brokerage commissions paid by the Fund for certain specified periods, and information concerning purchases by the Fund of securities issued by its regular broker-dealers for its most recent fiscal year, are set forth in Appendix E to this Part I. Portfolio transactions and brokerage commissions are more fully described, including definitions of the terms used, in Part II of this SAI under the heading "Portfolio Transactions and Brokerage Commissions."


Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers, on behalf of the Fund. From time to time, the Adviser prepares a list of broker-dealer firms that have been determined by the Adviser to provide valuable Research as determined periodically by the investment staff ("Research Firms"), together with a suggested non-binding amount of brokerage commissions to be allocated to each of these Research Firms, subject to certain requirements (see "Portfolio Transactions and Brokerage Commissions" in Part II of the SAI). The amount of transactions allocated to Research Firms, and related commissions, for the Fund's most recent fiscal year are set forth in Appendix E to this Part I.


V   SHARE OWNERSHIP

Information concerning the ownership of Fund shares by Trustees and officers of the Trust as a group as well as the dollar range value of each Trustee's share ownership in the Fund and, on an aggregate basis, in all MFS Funds overseen, by investors who control the Fund, if any, and by investors who own 5% or more of any class of Fund shares, if any, is set forth in Appendix F to this Part I. Information concerning the value of each Trustee's share ownership in each MFS Fund overseen and, on an aggregate basis, in all Funds overseen in the MFS Family of Funds, is set forth in Appendix F to this Part I.


VI   INVESTMENT TECHNIQUES, PRACTICES, RISKS AND RESTRICTIONS

INVESTMENT TECHNIQUES, PRACTICES AND RISKS
The investment objective and principal investment policies of the Fund are described in the Prospectus.
In pursuing its investment objective and investment policies, the Fund may engage in a number of investment techniques and practices, which involve certain risks. These investment techniques and practices, which may be changed without shareholder approval, are identified in Appendix A to the Prospectus, and are more fully described, together with their associated risks, in Part II of this SAI.

                                   Part I -- 1

The following percentage limitations apply at the time of investment to certain of these investment techniques and practices:

- Foreign Securities Exposure may be up to 100% of the Fund's net assets

- Junk Bonds may not exceed 5% of the Fund's net assets

- Short Sales may not exceed 5% of the Fund's net assets.

INVESTMENT RESTRICTIONS
The Fund has adopted certain investment restrictions which are described in Appendix F of Part II.

VII   TAX CONSIDERATIONS
For a discussion of tax considerations, see Part II of this SAI.

VIII   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS
Deloitte & Touche LLP is the Fund's independent registered public accounting firm, providing audit services, tax services, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.


The Fund's Financial Statements and Financial Highlights for the fiscal year ended October 31, 2005, are incorporated by reference into this SAI from the Fund's Annual Report to shareholders and have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon the reports of such firm, given upon their authority as experts in accounting and auditing. A copy of the Fund's Annual Report accompanies this SAI.


                                   Part I -- 2

PART I - APPENDIX A

TRUSTEE COMPENSATION AND COMMITTEES

The Fund pays the compensation of non-interested Trustees and of Trustees who are not officers of the Trust, who currently receive an annual fee plus a fee for each meeting attended, together with such Trustee's out-of-pocket expenses. Further information on the committees of the Fund's Board of Trustees is set forth below.

TRUSTEE COMPENSATION TABLE

.................................................................................


                                                                                 RETIREMENT
                                                                              BENEFITS ACCRUED       TOTAL TRUSTEE
                                                            TRUSTEE FEES      AS PART OF FUND       FEES FROM FUND
                                                          FROM EACH FUND(1)       EXPENSES        AND FUND COMPLEX(2)
---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
Robert J. Manning*                                                N/A                 N/A                   N/A
Robert C. Pozen*                                                  N/A                 N/A                   N/A
NON-INTERESTED TRUSTEES
Robert E. Butler(3)                                               N/A                 N/A                   N/A
Lawrence H. Cohn, M.D.                                         $1,011              $1,416              $192,518
David H. Gunning(4)                                            $1,055                 N/A              $204,768
William R. Gutow                                               $1,011                 N/A              $192,518
Michael Hegarty(4)                                             $  899                 N/A              $188,304
J. Atwood Ives                                                 $1,451              $    0              $275,518
Amy B. Lane(4)                                                 $1,122                 N/A               215,518
Lawrence T. Perera                                             $1,069              $    0              $203,304
William J. Poorvu(5)                                           $  253                 N/A              $    N/A
J. Dale Sherratt                                               $1,132              $1,310              $221,143
Elaine R. Smith(5)                                             $  469              $    0              $ 47,334
Laurie J. Thomsen(6)                                           $  875                 N/A              $187,787
Robert W. Uek(3)                                                  N/A                 N/A                   N/A


------------------------

 * Messrs. Manning and Pozen became Trustees of the Fund on March 23, 2005. Prior to March 23, 2005, Messrs. Manning and Pozen served as Trustees from February 2004 to December 2004, and Advisory Trustees from December 2004 to March 23, 2005, and did not receive any compensation from the Fund in either capacity.


(1) For the fiscal year ended October 31, 2005.


(2) Information provided is for the calendar year 2005. Each Trustee receiving compensation served as Trustee of 98 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2005, of approximately $94 billion).


(3) Messrs. Butler and Uek became Trustees of the Fund on January 1, 2006.


(4) Mr. Gunning and Ms. Lane became Trustees of the Fund on January 27, 2004, and Mr. Hegarty became a Trustee of the Fund on December 16, 2004.


(5) Mr. Poorvu retired as a Trustee of the Fund on December 31, 2004; and Ms. Smith retired as a Trustee of the Fund on March 23, 2005.


(6) Ms. Thomsen became a Trustee of the Fund on March 23, 2005. From December 16, 2004 to March 23, 2005, Ms. Thomsen was an Advisory Trustee of the Fund and as such received compensation from the Fund for that period. This compensation is included in the amount stated in the table for the period covered by the table, if applicable.


                                  Part I -- A-1

COMMITTEES
.................................................................................

The Board has established the following Committees:


                           NUMBER OF
                        MEETINGS IN LAST
NAME OF COMMITTEE         FISCAL YEAR                        FUNCTIONS                      CURRENT MEMBERS(1)
----------------------------------------------------------------------------------------------------------------
AUDIT                          16            Oversees the accounting and auditing         Butler*, Ives*, Lane*,
COMMITTEE                                    procedures of the Fund and, among other      Sherratt*, Thomsen,
                                             things, considers the selection of the       and Uek
                                             independent accountants for the Fund and
                                             the scope of the audit, and considers the
                                             effect on the independence of those
                                             accountants of any non-audit services
                                             such accountants provide to the Fund and
                                             any audit or non-audit services such
                                             accountants provide to other MFS Funds,
                                             MFS and/or certain affiliates. The
                                             Committee is also responsible for
                                             establishing procedures for the receipt,
                                             retention and treatment of complaints
                                             received by the Fund regarding
                                             accounting, internal accounting controls,
                                             or auditing matters and the confidential,
                                             anonymous submission of concerns
                                             regarding questionable Fund accounting
                                             matters by officers of the Fund and
                                             employees of the Fund's investment
                                             adviser, administrator, principal
                                             underwriter or any other provider of
                                             accounting-related services to the Fund.
COMPLIANCE AND                 8             Oversees the development and                 Butler*, Cohn*,
GOVERNANCE                                   implementation of the Fund's regulatory      Gunning*, Gutow*,
COMMITTEE                                    and fiduciary compliance policies,           Hegarty*, Ives*
                                             procedures and practices under the 1940      (ex-officio member)
                                             Act and other applicable laws as well as     and Sherratt*
                                             oversight of compliance policies of the
                                             Fund's investment adviser and certain
                                             other service providers as they relate to
                                             Fund activities. The Fund's Independent
                                             Chief Compliance Officer, reports
                                             directly to the Committee and assists the
                                             Committee in carrying out its
                                             responsibilities. In addition, the
                                             Committee advises and makes
                                             recommendations to the Board on matters
                                             concerning Trustee practices and
                                             recommendations concerning the functions
                                             and duties of the committees of the
                                             Board.
CONTRACTS REVIEW               5             Requests, reviews and considers the          All non-interested
COMMITTEE                                    information deemed reasonably necessary      Trustees of the Board
                                             to evaluate the terms of the investment      (Butler, Cohn,
                                             advisory and principal underwriting          Gunning, Gutow,
                                             agreements and the Plan of Distribution      Hegarty, Ives, Lane,
                                             under Rule 12b-1 that the Fund proposes      Perera, Sherratt,
                                             to renew or continue, and to make its        Thomsen and
                                             recommendations to the full Board of         Uek)
                                             Trustees on these matters.


                                  Part I -- A-2

                           NUMBER OF
                        MEETINGS IN LAST
NAME OF COMMITTEE         FISCAL YEAR                        FUNCTIONS                      CURRENT MEMBERS(1)
----------------------------------------------------------------------------------------------------------------
NOMINATION AND                 1             Recommends qualified candidates to the       All non-interested
COMPENSATION                                 Board in the event that a position is        Trustees of the Board
COMMITTEE                                    vacated or created. The Committee will       (Butler, Cohn,
                                             consider recommendations by shareholders     Gunning, Gutow,
                                             when a vacancy exists. Shareholders          Hegarty, Ives, Lane,
                                             wishing to recommend candidates for          Perera, Sherratt,
                                             Trustee for consideration by the             Thomsen and
                                             Committee may do so by writing to the        Uek)
                                             Fund's Secretary at the principal
                                             executive office of the Fund. Such
                                             recommendations must be accompanied by
                                             biographical and occupational data on the
                                             candidate (including whether the
                                             candidate would be an "interested person"
                                             of the Fund), a written consent of the
                                             candidate to be named as a nominee and to
                                             serve as Trustee if elected, record and
                                             ownership information for the
                                             recommending shareholder with respect to
                                             the Fund, and a description of any
                                             arrangements or understandings regarding
                                             recommendation of the candidate for
                                             consideration. The Committee is also
                                             responsible for making recommendations to
                                             the Board regarding any necessary
                                             standards or qualifications for service
                                             on the Board. The Committee also reviews
                                             and makes recommendations to the Board
                                             regarding compensation for the
                                             non-interested Trustees.
PORTFOLIO                      7             Oversees the policies, procedures, and       Cohn*, Gunning*,
TRADING AND                                  practices of the Fund with respect to        Gutow*, Hegarty*,
MARKETING                                    brokerage transactions involving             Ives* (ex-officio
REVIEW                                       portfolio securities as those policies,      member) and Perera*
COMMITTEE                                    procedures, and practices are carried out
                                             by MFS and its affiliates. The Committee
                                             also oversees the administration of the
                                             Fund's proxy voting policies and
                                             procedures by MFS. In addition, the
                                             Committee receives reports from MFS
                                             regarding the policies, procedures, and
                                             practices of MFS and its affiliates in
                                             connection with their marketing and
                                             distribution of shares of the Fund.


                                  Part I -- A-3

                           NUMBER OF
                        MEETINGS IN LAST
NAME OF COMMITTEE         FISCAL YEAR                        FUNCTIONS                      CURRENT MEMBERS(1)
----------------------------------------------------------------------------------------------------------------
PRICING                        7             Oversees the determination of the value      Ives* (ex-officio
COMMITTEE                                    of the portfolio securities and other        member), Lane*,
                                             assets held by the Fund and determines or    Perera*, Thomsen and
                                             causes to be determined the fair value of    Uek
                                             securities and assets for which market
                                             quotations are not "readily available" in
                                             accordance with the 1940 Act. The
                                             Committee delegates primary
                                             responsibility for carrying out these
                                             functions to MFS and MFS' internal
                                             valuation committee pursuant to pricing
                                             policies and procedures approved by the
                                             Committee and adopted by the full Board,
                                             which include methodologies to be
                                             followed by MFS to determine the fair
                                             values of portfolio securities and other
                                             assets held by the Fund for which market
                                             quotations are not readily available. The
                                             Committee meets periodically with the
                                             members of MFS' internal valuation
                                             committee to review and assess the
                                             quality of fair valuation and other
                                             pricing determinations made pursuant to
                                             the Fund's pricing policies and
                                             procedures, and to review and assess the
                                             policies and procedures themselves. The
                                             Committee also exercises the
                                             responsibilities of the Board under the
                                             Amortized Cost Valuation Procedures
                                             approved by the Board on behalf of each
                                             Fund which holds itself out as a "money
                                             market fund" in accordance with Rule 2a-7
                                             under the 1940 Act.
SERVICES                      2**            Reviews and evaluates the contractual        Gunning*, Ives*,
CONTRACTS                                    arrangements of the Fund relating to         Lane*, Sherratt* and
COMMITTEE                                    transfer agency, administrative services,    Thomsen*
                                             custody, pricing and bookkeeping services
                                             and lending of portfolio securities and
                                             makes recommendations to the full Board
                                             of Trustees on these matters


------------------------
 *  Non-interested or independent Trustees.

(1) The Trustees identification and background are set forth in Appendix E to
    Part II.

** The Board of Trustees established the Services Contracts Committee on
   September 27, 2005. For periods prior to September 27, 2005, the functions of the Services Contracts Committee were performed by the Fund's Audit Committee.


                                  Part I -- A-4

PART I - APPENDIX B

AFFILIATED SERVICE PROVIDER COMPENSATION
.................................................................................

For information regarding sales charges and distribution payments paid to MFD, see Appendix C. The Fund paid compensation to its affiliated service providers over the specified periods as follows.

                                                PAID TO MFS FOR   PAID TO MFS FOR
                        PAID TO MFS    AMOUNT       GENERAL       RETIREMENT PLAN   AMOUNT     PAID TO MFSC      AMOUNT
                        FOR ADVISORY   WAIVED   ADMINISTRATIVE    ADMINISTRATION    WAIVED     FOR TRANSFER      WAIVED
  FISCAL YEAR ENDED       SERVICES     BY MFS      SERVICES        AND SERVICES*    BY MFS   AGENCY SERVICES**   BY MFSC
------------------------------------------------------------------------------------------------------------------------
   October 31, 2005      $3,971,206     N/A         $50,498           $1,549(2)      $76         $470,610          N/A
   October 31, 2004      $4,233,092     N/A         $43,686           $  245(1)      N/A         $466,630          N/A
   October 31, 2003      $3,810,805     N/A         $40,042              N/A         N/A         $448,767          N/A

                         AGGREGATE
                        AMOUNT PAID
                          TO MFS
  FISCAL YEAR ENDED      AND MFSC
----------------------
   October 31, 2005     $4,493,863
   October 31, 2004     $4,743,653
   October 31, 2003     $4,299,614


------------------------

 * Payment solely from assets attributable to Class R1, R2, R3, R4 and R5 shares.


** In addition to the fees disclosed, the Fund paid certain out-of-pocket expenses incurred by MFSC.


(1) For the period from the initial public offering of class R3 shares on October 31, 2003.



(2) With respect to Class R1, R2, R4, and R5, for the period from their initial public offering on April 1, 2005.


                                  Part I -- B-1

PART I - APPENDIX C


PORTFOLIO MANAGERS

.................................................................................


COMPENSATION


Portfolio manager total cash compensation is a combination of base salary and performance bonus:



- Base Salary - Base salary represents a relatively smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.



- Performance Bonus - Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.



    The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Fund and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account. The primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).



     The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management's assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from Fund and other account performance).



Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.



Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage of compensation provided by these benefits depends upon the length of the individual's tenure at MFS and salary level as well as other factors.



OWNERSHIP OF FUND SHARES


The following table shows the dollar range of equity securities of the Fund beneficially owned by the Fund's portfolio managers as of the Fund's fiscal year ended October 31, 2005. The following dollar ranges apply:



  N. None


  A. $1 - $10,000


  B. $10,001 - $50,000


  C. $50,001 - $100,000


  D. $100,001 - $500,000


  E. $500,001 - $1,000,000


  F. Over $1,000,000



                                                                     DOLLAR RANGE OF EQUITY
NAME OF PORTFOLIO MANAGER                                              SECURITIES IN FUND
-------------------------------------------------------------------------------------------
  Barry Dargan                                                                  A
  Nicholas Smithie                                                              B



OTHER ACCOUNTS


In addition to the Fund, the Fund's portfolio managers are responsible (either individually or jointly) for the day-to-day management of certain other accounts, the number and total assets of which as of the Fund's fiscal year ended October 31, 2005 were as follows:



                        REGISTERED INVESTMENT COMPANIES   OTHER POOLED INVESTMENT VEHICLES         OTHER ACCOUNTS
                        -------------------------------   --------------------------------   --------------------------
                         NUMBER OF                         NUMBER OF                         NUMBER OF
NAME                     ACCOUNTS*      TOTAL ASSETS*      ACCOUNTS*       TOTAL ASSETS*     ACCOUNTS*   TOTAL ASSETS*
-----------------------------------------------------------------------------------------------------------------------
  Barry Dargan                4          $1.1 billion           2         $155.1 million         1        $60.0 million
  Nicholas Smithie            4        $876.1 million           0                     $0         0                   $0


------------------------

* Includes the Fund.


Advisory fees are not based upon performance of any of the accounts identified in the table above.

                                  Part I -- C-1

POTENTIAL CONFLICTS OF INTEREST


MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Fund and other accounts and has adopted policies and procedures designed to address such potential conflicts.



In certain instances there may be securities which are suitable for the Fund's portfolio as well as for accounts with similar investment objectives of the Adviser or subsidiary of the Adviser. Securities transactions for the Fund and other accounts with similar investment objectives are generally executed on the same day, or the next day. Nevertheless, it may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security.



When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price of volume of the security as far as the Fund is concerned. In most cases, however, MFS believes that the Fund's ability to participate in volume transactions will produce better executions for the Fund.



MFS does not receive a performance fee for its management of the Fund. MFS and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund -- for instance, those that pay a higher advisory fee and/or have a performance fee.


                                  Part I -- C-2

PART I - APPENDIX D

SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

SALES CHARGES
.................................................................................

The following sales charges were paid during the specified periods:


                         CLASS A INITIAL SALES CHARGES:        CDSC PAID TO MFD ON:
                                   RETAINED   REALLOWED    CLASS A   CLASS B    CLASS C
   FISCAL YEAR END       TOTAL      BY MFD    TO DEALERS   SHARES     SHARES    SHARES
---------------------------------------------------------------------------------------
   October 31, 2005     $234,672   $22,012     $212,660    $17,728   $130,625   $1,081
   October 31, 2004     $249,718   $19,911     $229,807    $11,616   $184,389   $1,757
   October 31, 2003     $262,267   $18,300     $243,967    $ 6,372   $175,192   $1,795


DEALER REALLOWANCES
.................................................................................

As shown above, MFD pays (or "reallows") a portion of the Class A initial sales charge to dealers. The dealer reallowance as expressed as a percentage of the Class A shares' offering price is:

                                                 DEALER REALLOWANCE AS A
AMOUNT OF PURCHASE                              PERCENT OF OFFERING PRICE
     Less than $50,000                                    5.00%
     $50,000 but less than $100,000                       4.00%
     $100,000 but less than $250,000                      3.20%
     $250,000 but less than $500,000                      2.25%
     $500,000 but less than $1,000,000                    1.70%
     $1,000,000 or more                                    N/A*

------------------------
* A CDSC will apply to such purchase for Class A shares only.

DISTRIBUTION PLAN PAYMENTS
.................................................................................


During the fiscal year ended October 31, 2005, the Fund made the following Distribution Plan payments:



                                                    AMOUNT OF DISTRIBUTION AND SERVICE FEES:
    CLASS OF SHARES                        PAID BY FUND        RETAINED BY MFD        PAID TO DEALERS
--------------------------------------------------------------------------------------------------------------------------
     Class A Shares                         $  768,817            $ 30,259               $738,558
     Class B Shares                         $1,010,187            $675,816               $334,371
     Class C Shares                         $  221,706            $ 12,825               $208,881
     Class I Shares                                N/A                 N/A                    N/A
     Class R Shares                         $   13,623            $  2,794               $ 10,829
     Class R1 Shares                        $      293            $    250               $     43
     Class R2 Shares                        $      327            $    210               $    117
     Class R3 Shares                        $    2,069            $    182               $  1,887
     Class R4 Shares                        $       74                 (43)              $    117
     Class R5 Shares                               N/A                 N/A                    N/A



Amounts retained by MFD represent fees paid to MFD but not yet reallowed to intermediaries as of the close of the period, compensation to MFD for commissions advanced by MFD to financial intermediaries upon sale of fund shares and compensation for MFD's distribution and shareholder servicing costs.


                                  Part I -- D-1

PART I - APPENDIX E

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

BROKERAGE COMMISSIONS
.................................................................................

The following brokerage commissions were paid by the Fund during the specified time periods:


                                                  BROKERAGE COMMISSIONS
   FISCAL YEAR END                                    PAID BY FUND
-----------------------------------------------------------------------
  October 31, 2005                                     $1,256,425
  October 31, 2004                                     $2,100,130
  October 31, 2003                                     $1,554,035


SECURITIES ISSUED BY REGULAR BROKER-DEALERS
.................................................................................


During the fiscal year ended October 31, 2005, the Fund purchased securities issued by the following regular broker-dealers of the Fund, which had the following values as of October 31, 2005:



                                                  VALUE OF SECURITIES
            BROKER-DEALER                        AS OF OCTOBER 31, 2005
-----------------------------------------------------------------------
  Goldman Sachs Group, Inc.                            $5,303,749
  UBS AG                                               $4,801,575


TRANSACTIONS WITH RESEARCH FIRMS
.................................................................................


During the last fiscal year ended October 31, 2005, the Fund allocated the following amount of the transactions, and related commissions, to broker-dealer firms that have been deemed by the Adviser to provide valuable Research ("Research Firms"). The provision of Research was not necessarily a factor in the placement of this business with such Research Firms.(1)



 DOLLAR AMOUNT OF      COMMISSIONS PAID ON
 TRANSACTIONS WITH      TRANSACTIONS WITH
  RESEARCH FIRMS         RESEARCH FIRMS
   ----------------------------------------
   $623,276,377            $1,068,973


------------------------
(1) The amounts shown do not include transactions directed to electronic communication networks (ECNs) owned by the Research Firms.

                                  Part I -- E-1

PART I - APPENDIX F

SHARE OWNERSHIP

OWNERSHIP BY TRUSTEES AND OFFICERS

As of January 31, 2006, the current Trustees and officers of the Trust as a group owned less than 1% of any class of the Fund's shares.



The following table shows the dollar range of equity securities beneficially owned by each current Trustee in the Fund and, on an aggregate basis, in all MFS funds overseen by the Trustee as of December 31, 2005. The following dollar ranges apply:


     N.  None

     A.  $1 -- $10,000

     B.  $10,001 -- $50,000

     C.  $50,001 -- $100,000

     D.  Over $100,000


                                                                        AGGREGATE DOLLAR RANGE OF
                                           DOLLAR RANGE OF EQUITY      EQUITY SECURITIES IN ALL MFS
NAME OF TRUSTEE                            SECURITIES IN THE FUND       FUNDS OVERSEEN BY TRUSTEES
....................................................................................................
INTERESTED TRUSTEES
  Robert J. Manning                                  N                             D
  Robert C. Pozen                                    N                             D
NON-INTERESTED TRUSTEES
  Robert E. Butler(1)                                N                             N
  Lawrence H. Cohn, M.D.                             B                             D
  David H. Gunning                                   N                             D
  William R. Gutow                                   N                             D
  Michael Hegarty                                    N                             D
  J. Atwood Ives                                     N                             D
  Amy B. Lane                                        N                             A
  Lawrence T. Perera                                 N                             D
  J. Dale Sherratt                                   B                             D
  Laurie J. Thomsen(1)                               N                             D
  Robert W. Uek(1)                                   N                             N


------------------------

(1) Messrs. Butler and Uek became Trustees of the fund on January 1, 2006.


25% OR GREATER OWNERSHIP

The following table identifies those investors who own 25% or more of the Fund's shares (all share classes taken together) as of January 31, 2006, and are therefore presumed to control the Fund:


                                                                  JURISDICTION OF ORGANIZATION
               NAME AND ADDRESS OF INVESTOR                              (IF A COMPANY)         PERCENTAGE OWNERSHIP
-------------------------------------------------------------------------------------------------------------------------
N/A

5% OR GREATER OWNERSHIP OF SHARE CLASS

The following table identifies those investors who own 5% or more of any class of the Fund's shares as of January 31, 2006. All holdings are of record unless indicated otherwise.


                                  Part I -- F-1

NAME AND ADDRESS OF INVESTOR OWNERSHIP                       PERCENTAGE
..............................................................................................
Citigroup Global Markets, Inc.                                  8.43%    of Class   A shares
SURPAS House Account
Attn: Cindy Tempesta 7(th) F.
333 W. 34(th) St.
New York, NY 10001
..............................................................................................
Merrill Lynch, Pierce, Fenner & Smith,                          5.07%    of Class   A Shares
Inc. for the Sole Benefit of its Customers                     11.10%    of Class   C shares
4800 Deer Lake Drive East
Jacksonville, FL 32246
..............................................................................................
TRS MFS 401k Plan                                               50.7%    of Class   I shares
c/o Mark Leary
MFS Investment Management, Inc.
500 Boylston St., 6(th) Fl.
Boston, MA 02116
..............................................................................................
TRS MFS Def Contribution Plan                                  49.25%    of Class   I shares
c/o Mark Leary
MFS Investment Management, Inc.
500 Boylston St., 6(th) Fl.
Boston, MA 02116
..............................................................................................
Si Sokal & Matt Nolan                                           5.64%    of Class   R shares
Ohio Indemnity Company 401k PSP
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116
..............................................................................................
Carroll, Preston & Stantiale, Trustee                          11.01%    of Class   R shares
SCS Commodities Corp 401k PSP
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116
..............................................................................................
Melissa Cohn, Trustee                                           7.70%    of Class   R shares
Manhattan Mortgage 401k Plan
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116
..............................................................................................
Mark S. Turner & Kenneth T. Carty                               7.37%    of Class   R shares
Trus-Way Inc. 401k Plan & Trust
PO Box 5005
Vancouver, WA 98668
..............................................................................................
Williams & Eagleson, Trustees                                   5.43%    of Class   R shares
The Baker Co. P/S & Retirement Plan
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116
..............................................................................................


                                  Part I -- F-2

NAME AND ADDRESS OF INVESTOR OWNERSHIP                       PERCENTAGE
..............................................................................................
MFS Financial Services Company                                 51.84%    of Class  R1 shares
Attn: Thomas Hasting, 9(th)                                    23.55%    of Class  R2 shares
500 Boylston St.                                               15.27%    of Class  R4 shares
Boston, MA 02116                                              100.00%    of Class  R5 shares
..............................................................................................
J. Obarski, G. Obarski Trustees                                24.74%    of Class  R1 shares
Obars Machine & Tool Company 401K
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116
..............................................................................................
Richard Groff Glenn Hillard                                    19.53%    of Class  R1 shares
Neffsville Plumbing & Heating PSP
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116
..............................................................................................
Maxwell/Smith/Ackley/Wuthmann,                                 41.08%    of Class  R2 shares
Trustees
Pacific Peninsula Group 401k PSP
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116
..............................................................................................
Goldberg & Goldberg, Trustees                                  35.35%    of Class  R2 shares
The Tile & Carpet Center PSP
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116
..............................................................................................
Ken Lindberg, Trustee                                          52.68%    of Class  R3 shares
Power Engineering Contractors PSP
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116
..............................................................................................
MG Trust Custodian                                             17.91%    of Class  R3 shares
Reynolds H2O Plus, 401K
700 17(th) St. Suite 300
Denver, CO 80202
..............................................................................................
Kenneth Bean & Fred Rayner, Trustees                           11.52%    of Class  R3 shares
Pegasus Logistics Group 401k Plan
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116
..............................................................................................


                                  Part I -- F-3

NAME AND ADDRESS OF INVESTOR OWNERSHIP                       PERCENTAGE
..............................................................................................
Berman and Abramson, Trustees                                   9.95%    of Class  R3 shares
Imtec Acculine Inc. 401k P/S Plan
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116
..............................................................................................
Pera & Schraf, Trustees                                         7.92%    of Class  R3 shares
Scharf Pera & Co., 401k Plan
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116
..............................................................................................
Charles A. Rymal, Trustees                                     84.72%    of Class  R4 shares
Oakland Printing Services 401k
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116
..............................................................................................


                                  Part I -- F-4

Class A shares
Class B shares
Class C shares

Class I shares


--------------------------------------------------------------------------------


MFS(R) STRATEGIC INCOME FUND                                   PROSPECTUS 3/1/06


This Prospectus describes the MFS(R) Strategic Income Fund. The fund's main investment objective is to provide high current income by investing in fixed income securities. The fund's secondary objective is to provide significant capital appreciation.


TABLE OF CONTENTS  -
---------------------------------------------------------
RISK RETURN SUMMARY                                     1
---------------------------------------------------------
EXPENSE SUMMARY                                        10
---------------------------------------------------------
CERTAIN INVESTMENT STRATEGIES AND RISKS                12
---------------------------------------------------------
MANAGEMENT OF THE FUND                                 13
---------------------------------------------------------
DESCRIPTION OF SHARE CLASSES                           15
---------------------------------------------------------
HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES            24
---------------------------------------------------------
OTHER INFORMATION                                      32
---------------------------------------------------------
FINANCIAL HIGHLIGHTS                                   35
---------------------------------------------------------
APPENDIX A -- INVESTMENT TECHNIQUES AND PRACTICES     A-1


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

I RISK RETURN SUMMARY

 --   INVESTMENT OBJECTIVE

     The fund's main objective is to provide high current income by investing in fixed income securities. Its secondary objective is to provide significant capital appreciation. The fund's objectives may be changed without shareholder approval.


 --   PRINCIPAL INVESTMENT POLICIES AND STRATEGIES


     The fund invests, under normal market conditions, at least 65% of its net assets in fixed income securities. These securities include:


     - U.S. Government securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. Government, one of its agencies or instrumentalities, or a government sponsored enterprise. Certain U.S. Government securities in which the Fund may invest, such as U.S. Treasury obligations (including bills, notes and bonds) and mortgage-backed securities guaranteed by the Government National Mortgage Association
       (GNMA), are backed by the full faith and credit of the United States Government and ordinarily involve minimal credit risk. Other U.S. Government securities in which the Fund may invest involve increased credit risk because they are backed only by the credit of a U.S. federal agency or government sponsored enterprise, such as the Federal Home Loan Banks (FHLBs), the Federal Home Loan Mortgage Corporation (Freddie Mac) or the Federal National Mortgage Association (Fannie Mae). Although government sponsored enterprises such as FHLBs, Freddie Mac and Fannie Mae may be chartered or sponsored by Congress, they are not funded by Congressional appropriations and their securities are not issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the United States Government.


     - Foreign government securities, which are bonds or other debt obligations issued by foreign governments; these foreign government securities are either:

           - issued, guaranteed or supported as to payment of principal and interest by foreign governments, foreign government agencies, foreign semi-governmental entities, or supra-national entities, or

           - interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of foreign government securities,

     - Mortgage-backed and asset-backed securities, which represent interests in a pool of assets such as mortgage loans, car loan receivables, or credit card receivables,

     - Corporate bonds, which are bonds or other debt obligations issued by domestic or foreign corporations or similar entities; the fund may invest in:

           - investment grade bonds, which are bonds assigned higher credit ratings by credit rating agencies or which are unrated and considered by Massachusetts Financial Services Company (referred to as MFS or the adviser) to be comparable to higher rated bonds,

           - lower rated bonds, commonly known as junk bonds, which are bonds assigned lower credit ratings by credit rating agencies or which are unrated and considered by MFS to be comparable to lower rated bonds; the fund may invest up to 100% of its net assets in junk bonds, and

           - crossover bonds, which are junk bonds that MFS expects will appreciate in value due to an anticipated upgrade in the issuer's credit-rating (thereby crossing over into investment grade bonds), and

     - Emerging market securities, which include the types of securities described above, issued by emerging market governments and corporations. These securities also include Brady Bonds, which are long-term bonds issued as part of a restructuring of defaulted commercial loans to emerging market countries.

        The fund allocates its investments across these categories of fixed income securities with a view toward broad diversification across these categories and also within these categories. In selecting fixed income investments for the fund, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed income oriented funds (including the fund) as a tool in making or adjusting a fund's asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.


        The fund may invest in derivative securities. Derivatives are securities whose value may be based on indicators such as other securities, currencies, interest rates, or indices. Derivatives include:


     - futures and forward contracts,

     - options on futures contracts, foreign currencies, securities and bond indices,

     - structured notes and indexed securities, and

     - swaps, caps, floors and collars.


 --   PRINCIPAL RISKS OF AN INVESTMENT


     The principal risks of investing in the fund and the circumstances reasonably likely to cause the value of your investment in the fund to decline are described below. The share price of the fund generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the fund to decline, and which could prevent the fund from achieving its objective, that are not described here.

     The principal risks of investing in the fund are:

     - Allocation Risk: The fund will allocate its investments among various segments of the fixed income markets based upon judgments made by MFS. The fund could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.

     - Interest Rate Risk: When interest rates rise, the prices of fixed income securities in the fund's portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the fund's portfolio will generally rise.

     - Maturity Risk: Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the fund's fixed income investments will affect the volatility of the fund's share price.

     - Credit Risk: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. Investors should note that many U.S. Government securities in which the Fund may invest are not supported by the full faith and credit of the United States Government (including securities issued by government sponsored enterprises and by certain U.S. federal agencies and instrumentalities) and involve increased credit risk.

     - Liquidity Risk: The fixed income securities purchased by the fund may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the fund's performance.

     - Junk Bond Risk:

           - Higher Credit Risk: Junk bonds (including crossover bonds) are subject to a substantially higher degree of credit risk than higher rated bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

           - Higher Liquidity Risk: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

     - Mortgage-Backed and Asset-Backed Securities Risk:

           - Maturity Risk:

              + Mortgage-Backed Securities: A mortgage-backed security, which represents an interest in a pool of assets such as mortgage loans, will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

              * When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the fund's mortgage-backed securities will result in an unforeseen loss of interest income to the fund as the fund may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the price of mortgage-backed securities does not increase as much as other fixed income securities when interest rates fall.

              * When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

              + Collateralized Mortgage Obligations: The fund may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the fund may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

              + Asset-Backed Securities: Asset-backed securities have prepayment risks similar to mortgage-backed securities.


           - Credit Risk: As with any fixed income security, mortgage-backed and asset-backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed and asset-backed securities in the case of default. The U.S. Government or its agencies may guarantee the payment of principal and interest on some mortgage-backed securities. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies are not guaranteed by the U.S. Government. Mortgage-backed securities issued by private lending institutions or other financial intermediaries may be supported by insurance or other forms of guarantees.

     - Derivatives Risk:

           - Hedging Risk: When a derivative is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

           - Correlation Risk: When the fund uses derivatives to hedge, it takes the risk that changes in the value of the derivative will not match those of the asset being hedged. Incomplete correlation can result in unanticipated losses.


           - Investment Risk: When the fund uses derivatives as an investment vehicle to gain market exposure, rather than for hedging purposes, any loss on the derivative investment will not be offset by gains on another hedged investment. The fund is therefore directly exposed to the risks of that derivative. Derivatives can be used to take both long and short positions (i.e., the value of a derivative can be positively or negatively related to the value of the underlying indicator(s) on which the derivative is based). Gains or losses from derivative investments may be substantially greater than the derivative's original cost.


           - Availability Risk: Derivatives may not be available to the fund upon acceptable terms. As a result, the fund may be unable to use derivatives for hedging or other purposes.

           - Credit Risk: When the fund uses certain types of derivatives, it is subject to the risk that the other party to the agreement will not be able to perform.

     - Foreign Securities: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

           - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

           - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

           - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

           - Foreign markets may be less liquid and more volatile than U.S. markets.

           - Foreign securities often trade in currencies other than the U.S. dollar, and the fund may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the fund's foreign currency holdings. By entering into forward foreign currency exchange contracts, the fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the fund may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the fund enters the contract may fail to perform its obligations to the fund.

     - Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.


     - As with any mutual fund, you could lose money on your investment in the fund.


     An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

 --   BAR CHART AND PERFORMANCE TABLE

     The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows:

      -- how the fund's performance over time compares with that of one or more broad measures of market performance, and

      -- for class A shares, returns before the deduction of taxes and returns after the deduction of certain taxes.

     The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

      BAR CHART

     The bar chart shows changes in the annual total returns of the fund's class A shares for the past ten years. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.



     (BAR GRAPH)

1996                                                                             9.94
1997                                                                             10.64
1998                                                                             -0.67
1999                                                                              6.96
2000                                                                              1.01
2001                                                                               2.1
2002                                                                              7.38
2003                                                                             13.78
2004                                                                              8.32
2005                                                                              2.08


     During the period shown in the bar chart, the highest quarterly return was 5.41% (for the calendar quarter ended June 30, 2003) and the lowest quarterly return was (7.29)% (for the calendar quarter ended September 30, 1998).


      PERFORMANCE TABLE
      This table shows how the average annual total returns of each class of the fund, before the deduction of taxes ("Returns Before Taxes"), compare to a broad measure of market performance and one or more other market indicators and assumes the deduction of the maximum applicable sales loads (initial sales charge and/or contingent deferred sales charges (CDSC), as applicable), and the reinvestment of distributions. In addition, for class A shares, this table shows class A average annual total returns:

      - after the deduction of taxes on distributions made on class A shares, such as capital gains and income distributions ("Class A Shares' Return After Taxes on Distributions"); and

      - after the deduction of taxes on both distributions made on class A shares and redemption of class A shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("Class A Shares' Return After Taxes on Distributions and Sale of Class A Shares").

     AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2005)

     ...........................................................................


       RETURNS BEFORE TAXES                                 1 Year     5 Year    10 Year
        Class B shares, with CDSC (Declining Over Six
        Years From 4% to 0%)                                (2.32)%      5.64%      5.37%
        Class C shares, with CDSC (1% for First 12 months
        of purchase)                                          0.55%      5.96%      5.38%
        Class I shares, at Net Asset Value                    2.45%      7.02%      6.38%
        Class A shares, with Initial Sales Charge (4.75%)   (2.76)%      5.61%      5.54%
       RETURNS AFTER TAXES (CLASS A SHARES ONLY)
        Class A Shares' Return After Taxes on
        Distributions, with Initial Sales Charge (4.75%)    (4.79)%      3.18%      2.58%
        Class A Shares' Return After Taxes on
        Distributions and Sale of Class A Shares, with
        Initial Sales Charge (4.75%)                        (1.81)%      3.29%      2.83%
       BENCHMARK COMPARISONS (RETURNS BEFORE TAXES)
        Lehman Brothers Aggregate Bond Index+*                2.43%      5.87%      6.16%
        Lehman Brothers High Yield Index++*                   2.74%      8.85%      6.54%
        J.P. Morgan Emerging Market Bond Index
        Global**(+)                                          10.73%     12.25%     12.99%
        Citigroup World Government Bond Non-Dollar Hedged
        Index+++*                                             5.69%      5.13%      7.21%
        Lipper Multisector Income Fund Average***             2.19%      7.67%      6.40%


     --------------


      (+) Source: Bloomberg


        * Source: Standard & Poor's Micropal, Inc.


        + The Lehman Brothers Aggregate Bond Index is a measure of the U.S. bond market.

       ++ The Lehman Brothers High Yield Index measures the performance of the high-yield bond market.
       ** J.P. Morgan Emerging Market Bond Index Global (The EMBI Global) includes debt instruments in the emerging markets.

      +++ The Citigroup World Government Bond Non-Dollar Hedged Index measures government bond markets around the world, excluding the U.S.

      *** The Lipper Multisector Income Fund Average, as calculated by Lipper
          Inc., is the average investment performance of funds in the Lipper multisector income fund category which have similar investment objectives to the fund, and does not reflect the deduction of sales charges.

            After-tax returns are calculated using the historical highest individual federal marginal income tax rates (without regard for phaseouts of certain exemptions, deductions and credits) and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or IRAs. The after-tax returns are shown for only one of the fund's classes of shares, and after-tax returns for the fund's other classes of shares will vary from the returns shown.

            All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.


            The fund commenced investment operations on October 29, 1987, with the offering of class A shares, and subsequently offered class B shares on September 7, 1993, class C shares on September 1, 1994 and class I shares on January 8, 1997. Class I share performance includes the performance of the fund's class A shares for periods prior to the offering of class I shares. This blended class I share performance has been adjusted to take into account the fact that class I shares have no initial sales charge (load). This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of class I shares are lower than those of class A shares, this blended class I share performance is lower than the performance of class I shares would have been had class I shares been offered for the entire period.


            If you would like the fund's current yield, contact the MFS Service Center at the toll-free number set forth on the back cover page.

II EXPENSE SUMMARY

 --   EXPENSE TABLE

     This table describes the fees and expenses that you may pay when you buy, redeem and hold shares of the fund.

     SHAREHOLDER FEES (fees paid directly from your investment)
     ...........................................................................


                                         CLASS A     CLASS B   CLASS C   CLASS I
       Maximum Sales Charge (Load)
       Imposed on Purchases (as a
       percentage of offering
       price).........................    4.75%(#)      N/A       N/A       N/A
       Maximum Deferred Sales Charge
       (Load) (as a percentage of
       original purchase price or
       redemption proceeds, whichever          See
       is less).......................    Below(#)    4.00%     1.00%       N/A


     ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
     ...........................................................................


                                           CLASS A   CLASS B   CLASS C   CLASS I
       Management Fees...................   0.65%     0.65%     0.65%     0.65%
       Distribution and Service (12b-1)
       Fees(1)...........................   0.35%     1.00%     1.00%       N/A
       Other Expenses(2).................   0.34%     0.34%     0.34%     0.34%
                                           ======    ======    ======    ======
       Total Annual Fund Operating
       Expenses(2).......................   1.34%     1.99%     1.99%     0.99%
         Fee Reductions(3)...............  (0.51)%   (0.51)%   (0.51)%   (0.51)%
                                           ======    ======    ======    ======
       Net Expenses(2)...................   0.83%     1.48%     1.48%     0.48%


     --------------
      (#) For Class A Shares only, an initial sales charge will not be deducted from your purchase if you buy $1 million or more of class A shares, or if you are investing through a retirement plan and your class A purchase meets certain requirements. However, in either case, a contingent deferred sales charge (referred to as a CDSC) of 1% may be deducted from your redemption proceeds if you redeem your investment within 12 months of your purchase.


      (1) The fund's Rule 12b-1 plan permits it to pay distribution and service fees to support the sale and distribution of the fund's class A, B, and C shares and the services provided by financial intermediaries. The maximum rates that may be charged under the plan, together with details of any fee reduction arrangements, are set forth under "Distribution and Service Fees" below.



      (2) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent and may have entered into or may enter into brokerage arrangements that reduce or recapture fund expenses. Any such fee reductions are not reflected in the table. Had these fee reductions been taken into account, "Net Expenses" would be: class A shares 0.82%; class B shares 1.47%; class C shares 1.47%; class I shares 0.47%.



      (3) MFS has agreed in writing to waive its management fee to 0.40% annually. This written agreement will continue until at least February 28, 2009. See "Management of the Fund -- Investment Adviser." In addition, MFS has agreed in writing to bear the fund's expenses such that "Other Expenses," determined without giving effect to the expense reduction arrangement described above, do not exceed 0.08% annually for each of class A, class B, class C and class I shares. This written agreement excludes management fees, distribution and service fees, taxes, extraordinary expenses, brokerage and transaction costs and expenses associated with the fund's investing activities. This written agreement will continue until at least February 28, 2007.

 --   EXAMPLE OF EXPENSES

     These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

     The examples assume that:

     - You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated);

     - Your investment has a 5% return each year and dividends and other distributions are reinvested; and


     - The fund's operating expenses remain the same, except that the fund's total operating expenses are assumed to be the fund's "Net Expenses" for the period during which any written fee reductions are in effect (see "Expense Summary -- Expense Table" above).


     Although your actual costs may be higher or lower, under these assumptions your costs would be:


       SHARE CLASS                           YEAR 1   YEAR 3   YEAR 5   YEAR 10
       ------------------------------------------------------------------------
       Class A shares                         $556     $781    $1,078   $1,923
       Class B shares(1)
         Assuming redemption at end of
            period                            $551     $823    $1,175   $2,062
         Assuming no redemption               $151     $523    $  975   $2,062
       Class C shares
         Assuming redemption at end of
            period                            $251     $523    $  975   $2,232
         Assuming no redemption               $151     $523    $  975   $2,232
       Class I Shares                         $ 49     $210    $  445   $1,117


     --------------
     (1) Class B shares convert to class A shares approximately eight years after purchase; therefore years nine and ten reflect class A expenses.

III CERTAIN INVESTMENT STRATEGIES AND RISKS

 --   FURTHER INFORMATION ON INVESTMENT STRATEGIES AND RISKS


     The fund may invest in various types of securities and engage in various investment techniques and practices that are not the principal focus of the fund and therefore are not described in this Prospectus. The types of securities and investment techniques and practices in which the fund may engage, including the principal investment techniques and practices described above, are identified in Appendix A to this Prospectus, and are discussed, together with their risks, in the fund's Statement of Additional Information (referred to as the SAI), which you may obtain by contacting the fund's transfer agent MFS Service Center, Inc. (please see back cover for address and telephone number).


 --   TEMPORARY DEFENSE POLICIES

     In addition, the fund may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. While the fund invests defensively, it may not be able to pursue its investment objective. The fund's defensive investment position may not be effective in protecting its value.


 --   ACTIVE AND FREQUENT TRADING



     The fund has engaged and may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization of a higher percentage of short-term capital gains and a lower percentage of long-term capital gains, as compared to a fund with less active trading policies, which would generally increase your tax liability unless you hold your shares through a tax-deferred or exempt vehicles (such as an Individual Retirement Account (IRA)). Frequent trading also increases transaction costs, which could detract from the fund's performance.

IV MANAGEMENT OF THE FUND

 --   INVESTMENT ADVISER


     Massachusetts Financial Services Company (referred to as MFS or the adviser) is the fund's investment adviser. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $163 billion as of the quarter ended December 31, 2005. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.



        MFS provides investment management and related administrative services and facilities to the fund, including portfolio management and trade execution. For the fiscal year ended October 31, 2005, the fund paid MFS an effective management fee rate equal to 0.40% of the fund's average daily net assets.



        The management fee rate set forth in the fund's Investment Advisory Agreement is 0.65%. MFS has agreed in writing to reduce its management fee to an annual rate of 0.40% of the fund's average daily net assets. MFS has agreed to maintain this management fee reduction until February 28, 2009, as part of its settlement with the New York Attorney General concerning market timing and related matters.



        A discussion regarding the basis for the Board of Trustees' approval of the Investment Advisory Agreement between the fund and MFS is available in the fund's annual report to shareholders for the fiscal year ended October 31, 2005.



     DISCLOSURE OF PORTFOLIO HOLDINGS. The MFS funds have established a policy with respect to the disclosure of the fund portfolio holdings. A description of this policy is provided in the SAI. In addition, by clicking on a fund name under "select a fund" on the MFS website mfs.com, the following information is generally available to you:


       INFORMATION                      APPROXIMATE DATE OF POSTING TO WEBSITE
       -----------                      --------------------------------------
       Fund's top 10 securities                14 days after month end
       holdings as
       of each month's end
       Fund's full securities holdings         29 days after month end
       as of
       each month's end

        Note that the funds or MFS may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders. Once posted, the above information will remain available on the website until at least the date on which the fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

 --   PORTFOLIO MANAGERS



     Information regarding the portfolio managers of the fund is set forth below. Further information regarding the Fund's portfolio managers, including other accounts managed, compensation, ownership of fund shares and possible conflicts of interest, is available in the fund's SAI. The portfolio managers are primarily responsible for the day-to-day management of the funds.



PORTFOLIO MANAGER       PRIMARY ROLE         SINCE       TITLE AND FIVE YEAR HISTORY
-----------------       ------------         -----       ---------------------------
James J. Calmas             Lead             2005     Senior Vice President of MFS;
                      Portfolio Manager               employed in the investment
                                                      management area of MFS since
                                                      1988.
Robert D. Persons     Investment Grade       2005     Vice President of MFS; employed
                          Corporate                   in the investment management area
                       Debt Securities                of MFS since 2000.
                      Portfolio Manager
Scott B. Richards   High Yield Corporate     2005     Vice President of MFS; employed
                       Debt Securities                in the investment management area
                      Portfolio Manager               of MFS since 2004; head of High
                                                      Yield Group at Columbia
                                                      Management to 2003.
Matthew W. Ryan        Emerging Market       2005     Senior Vice President of MFS;
                       Debt Securities                employed in the investment
                      Portfolio Manager               management area of MFS since
                                                      1997.
Erik S. Weisman         International        2005     Vice President of MFS; employed
                    Government Securities             in the investment management area
                      Portfolio Manager               of MFS since 2002; Assistant to
                                                      the U.S. Executive Director for
                                                      the International Monetary Fund
                                                      prior to 2002.


 --   ADMINISTRATOR

     MFS provides the fund with certain financial, legal, compliance, shareholder communications and other administrative services. MFS is reimbursed by the fund for a portion of the costs it incurs in providing these services.

 --   DISTRIBUTOR

     MFS Fund Distributors, Inc. (referred to as MFD), a wholly owned subsidiary of MFS, is the distributor of shares of the fund.

 --   SHAREHOLDER SERVICING AGENT

     MFS Service Center, Inc. (referred to as MFSC), a wholly owned subsidiary of MFS, performs transfer agency and certain other services for the fund, for which it receives compensation from the fund.

V DESCRIPTION OF SHARE CLASSES


     The fund offers class A, class B, class C and class I shares through this prospectus.



     Class I shares generally are available only to the following eligible investors:



      -- certain retirement plans established for the benefit of employees (and former employees) of MFS and employees (and former employees) of MFS' affiliates (no minimum investment amounts);



      -- any fund distributed by MFD, if the fund seeks to achieve its investment objective by investing primarily in shares of the fund and other MFS funds (no minimum investment amounts);



      --  any retirement plan, endowment or foundation which:



           - has, at the time of purchase of class I shares, aggregate assets of at least $100 million; and



           - invests at least $10 million in class I shares of the fund either alone or in combination with investments in class I shares of other MFS funds (additional investments may be made in any amount).



      -- bank trust departments or law firms acting as trustee or manager for trust accounts which, on behalf of their clients, (i) initially invest at least $100,000 in class I shares of the fund or (ii) have, at the time of purchase of class I shares; aggregate assets of at least $10 million invested in class I shares of the fund either alone or in combination with investments in class I shares of other MFS funds; and



      -- certain retirement plans offered, administered or sponsored by insurance companies, provided that these plans and insurance companies meet certain criteria established by MFD from time to time.



     In addition, MFD, at its sole discretion, may accept investments in class I shares from other purchasers not listed above and may accept purchases of class I shares that do not meet these dollar qualification requirements.


 --   SALES CHARGES

     You may be subject to an initial sales charge when you purchase class A shares or a Contingent Deferred Sales Charge (CDSC) when you redeem class A, class B or class C shares. These sales charges are described below. In certain circumstances, these sales charges are reduced or waived, and these circumstances are described below as well as in the SAI. Special considerations concerning the calculation of the CDSC that apply to each of these classes of shares are described below under the heading "Calculation of CDSC."

        If you purchase your fund shares through a financial intermediary (the term "financial intermediary" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third-party administrator, insurance company and any other institutions having a selling, administration or any similar agreement with MFD, MFS or one of its affiliates), the financial intermediary may receive commissions or other payments which are paid from various sources, such as from the sales charges paid from your investment, Rule 12b-1 distribution and service fees or administrative fees payable by the funds or otherwise from MFS or MFD out of their own resources. See the discussion under the caption "Financial Intermediary Support Payments" below and the SAI for details.

 --   CLASS A SHARES


     You may purchase class A shares at net asset value plus an initial sales charge (referred to as the offering price). In some cases you may purchase class A shares without an initial sales charge but subject to a 1% CDSC upon redemption within 12 months of your purchase. Class A shares have annual distribution and service fees up to a maximum of 0.35% of net assets annually.


     PURCHASES SUBJECT TO AN INITIAL SALES CHARGE. The amount of the initial sales charge you pay when you buy class A shares differs depending upon the amount you invest, as follows:

                                             SALES CHARGE* AS PERCENTAGE OF:
                                           -----------------------------------
                                           Offering                 Net Amount
       Amount of Purchase                   Price                    Invested
       Less than $100,000                     4.75%                     4.99%

       $100,000 but less than $250,000        4.00                      4.17
       $250,000 but less than $500,000        2.95                      3.04

       $500,000 but less than $1,000,000      2.20                      2.25
       $1,000,000 or more                     None**                    None**

     --------------
     * Because of rounding in the calculation of offering price, actual sales charges you pay may be more or less than those calculated using these percentages.
     ** A 1% CDSC will apply to such purchases, as discussed below.

        Please see "Class A Sales Charge Waivers or Reductions" below for additional information.

     PURCHASES SUBJECT TO A CDSC (BUT NOT AN INITIAL SALES CHARGE). You pay no initial sales charge when you invest $1 million or more in class A shares (or, with respect to certain retirement plans, if MFD determines in its sole discretion that the total purchases by the retirement plan (or by multiple plans maintained by the same plan sponsor) will equal or exceed $1 million within a reasonable period of time). However, a CDSC of 1% will be deducted from your redemption proceeds if you redeem within 12 months.

        Please see "Class A Sales Charge Waivers or Reductions" below for additional information.

 --   CLASS A SALES CHARGE WAIVERS OR REDUCTIONS


     Below is a table and brief summary of certain investor programs offered by the MFS funds at no extra charge whereby the applicable sales charge for class A shares may be waived or reduced. You can also find additional information about these programs and waivers in the SAI, which is available to you free of charge, and on the funds' website at mfs.com. These programs or waivers may be changed or discontinued by the funds at any time without notice. Some of these programs and waivers may not be available to you if your shares are held through certain types of accounts, such as certain retirement accounts or certain accounts that you maintain with your financial intermediary. You must inform your financial intermediary or MFSC of your intention to invest in the fund under one of the programs below upon purchasing fund shares. You can provide this information in your account application or through a separate document provided by your financial intermediary.


                                             INVESTMENTS ELIGIBLE FOR:
                                    --------------------------------------------
                                    Waived Sales                 Reduced Initial
       Program                         Charge                     Sales Charge
       Letter of Intent                                                   X

       Right of Accumulation                                              X

       Reinstatement Privilege              X

       Automatic Exchange Plan             X*

       Exchange Privilege                  X*

       Dividend Reinvestment                X

       Distribution Investment
         Program                            X

       Other Sales Charge Waivers           X

     --------------
     * Investments under the Automatic Exchange Plan or certain other exchanges under the Exchange Privilege may be subject to a sales charge in certain cases. See "Exchange Privilege" below.

     LETTER OF INTENT (LOI). You may pay a reduced or no (for purchases of $1 million or more) initial sales charge on purchases of class A shares if you commit invest a specific dollar amount, based on the gross amount of your investments (including the amount of any sales charge paid), including investments through any linked accounts (as discussed below) in any class of any MFS fund (and the MFS Fixed Fund) within a 13 month period (36 months for a $1 million commitment). For each purchase you make under the LOI you will pay the initial sales charge rate applicable to the total amount you have committed to purchase. If you do not purchase the committed amount within the relevant time period, your account will be adjusted by redemption of the amount of shares needed to satisfy the higher initial sales charge level for the amount actually purchased.

        At your request, purchases made during the 90 days prior to your execution of the LOI may be included under your LOI commitment amount. You or your financial intermediary must inform the fund or its agent that the LOI is in effect each time shares of fund are purchased.

     RIGHT OF ACCUMULATION (ROA). You may pay a reduced or no initial sales charge on purchases of class A shares by aggregating the total dollar amount of your investment with the value of your existing investments or any linked accounts (as discussed below) in any class of any MFS fund (and the MFS Fixed Fund), based on the current maximum public offering price of your investments. For example, you will pay a sales charge on your current purchase at the rate applicable to the total value of all eligible accounts based on the sales charge schedule above.


       LINKING ACCOUNTS FOR LOI AND ROA. For purposes of obtaining reduced sales charges under the LOI and ROA as described above, you may combine the value of your current purchase of shares of an MFS fund (or MFS Fixed
       Fund) with the value of existing accounts held with the MFS funds by you, your spouse (or legal equivalent under applicable state law), and your children under the age of 21.


       Eligible accounts that you may link under LOI and ROA may include:

       - Individual accounts

       - Joint accounts

       - Trust accounts of which you, your spouse or child under the age of 21 is the grantor

       - MFS 529 College Savings Plan accounts

       - Certain Single-Participant Retirement Plan accounts

       - Certain Individual Retirement Accounts

       - UGMA/UTMA Accounts

       - Accounts held in the name of your financial intermediary(ies) on your behalf


            Accounts held with the MFS funds in the name of a financial intermediary on your behalf can currently be combined with accounts held with the MFS funds in your name directly only if (i) the account is not held under an omnibus account arrangement and (ii) the financial intermediary informs the MFS funds (or their agents) that certain accounts should be combined for purposes of a LOI or ROA. For purposes of a LOI or ROA, individually held accounts cannot be linked with accounts held in employer-sponsored plans.



            You should provide your financial intermediary (including MFD when MFD is your broker of record or if you have not designated a broker of record) with certain supporting information at the time of purchase regarding accounts held with the MFS funds that are eligible to be combined for purposes of the LOI or ROA. Such information may include shareholder identification numbers or applicable account numbers or account statements (including accounts held with various financial intermediaries). You should request that your financial intermediary provide this information to the funds or their agents when placing your purchase order.

     REINSTATEMENT PRIVILEGE. After you have redeemed fund shares, you have a one-time right to reinvest the proceeds (under the same account registration) within 90 days of the redemption without paying a sales charge.

        For shareholders who exercise this privilege after redeeming class A shares, if the redemption involved a CDSC, your account will be credited with the appropriate amount of the CDSC you paid; however, your new class A shares (as applicable) will still be subject to a CDSC in accordance with the CDSC schedule applicable to your original shares.

        For shareholders who exercise their 90-day reinstatement privilege after redeeming class B shares, you may reinvest your redemption proceeds only into the corresponding class A shares. The class A shares you purchase will not be subject to an initial sales charge or a CDSC, but if you paid a CDSC when you redeemed your class B shares, your account will not be credited with the CDSC you paid.


     AUTOMATIC EXCHANGE PLAN. If you have an account balance of at least $2,000 in any MFS fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic monthly or quarterly exchanges from your account in an MFS fund for shares of the same class of other MFS funds. You may make exchanges of at least $50 to up to six different MFS funds under this plan. Exchanges will generally be made at net asset value without any sales charges or redemption fee (if applicable) and are excluded from the funds' exchange limitation policies. If you exchange shares out of the MFS Money Market Fund or MFS Government Money Market Fund, or if you exchange class A shares out of the MFS Cash Reserve Fund into class A shares of any other MFS fund, you will pay an initial sales charge if you have not already paid this charge on these shares.


     DIVIDEND REINVESTMENT. You can reinvest dividend and capital gain distributions into your account in the same fund without a sales charge to add to your investment easily and automatically.

     DISTRIBUTION INVESTMENT PROGRAM. You may automatically reinvest dividend and capital gain distributions into the same class of another MFS fund without paying a sales charge.


     OTHER SALES CHARGE WAIVERS. In certain circumstances, you may qualify for a sales charge waiver for purchases or redemptions of class A shares. Details regarding the types of investment programs and categories of investors eligible for these waivers are provided in the SAI. In general, these waivers may apply to certain transactions by retirement plans, section 529 tuition programs, and certain other groups (e.g., affiliated persons of MFS) and with respect to certain types of investments (e.g., certain wrap accounts or fund supermarket investments). The funds reserve the right to eliminate, modify and add waivers at any time and without prior notice.

 --   CLASS B SHARES


     You may purchase class B shares at net asset value without an initial sales charge, but if you redeem your shares within the first six years after purchase, you may be subject to a CDSC (declining from 4.00% during the first year to 0% after six years). Class B shares have annual distribution and service fees up to a maximum of 1.00% of net assets annually.


     The CDSC is imposed according to the following schedule:

                                                           CONTINGENT DEFERRED
       YEAR OF REDEMPTION AFTER PURCHASE                      SALES CHARGE
       -----------------------------------------------------------------------
        First                                                      4%

        Second                                                     4%



        Third                                                      3%

        Fourth                                                     3%



        Fifth                                                      2%

        Sixth                                                      1%



        Seventh and following                                      0%

     If you hold class B shares for approximately eight years, they will convert to class A shares of the fund. All class B shares you acquire through the reinvestment of dividends and distributions will be held in a separate sub-account. Each time any class B shares in your account convert to class A shares, a proportionate number of the class B shares in the sub-account will also convert to class A shares. Please see "Class B and Class C Sales Charge Waivers or Reductions" below for additional information.

 --   CLASS C SHARES

     You may purchase class C shares at net asset value without an initial sales charge, but if you redeem your shares within 12 months of your purchase, you may be subject to a CDSC of 1.00%. Class C shares have annual distribution and service fees up to a maximum of 1.00% of net assets annually. Class C shares do not convert to any other class of shares of the fund. Please see "Class B and Class C Sales Charge Waivers or Reductions" below for additional information.

 --   CLASS B AND CLASS C SALES CHARGE WAIVERS OR REDUCTIONS.


     Below is a brief summary of certain investor programs offered by the MFS funds at no extra charge whereby the applicable CDSC may be waived or reduced. You can also find additional information about these programs and waivers in the SAI, which is available to you free of charge, and on the funds' website at mfs.com. These programs or waivers may be changed or discontinued by the funds at any time without notice. Some of these programs may not be available to you if your shares are held through certain types of accounts, such as certain retirement accounts and 529 plans or certain accounts that you maintain with your financial intermediary. You or your financial intermediary must inform MFSC of your intention to enroll in one of the programs below. You can provide this information in your account application or through a separate document provided by your financial intermediary.


     AUTOMATIC EXCHANGE PLAN. If you have an account balance of at least $2,000 in any MFS fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic monthly or quarterly exchanges from your account in an MFS fund for shares of the same class of other MFS funds. You may make exchanges of at least $50 to up to six different funds under this plan. Exchanges will generally be made at net asset value without any sales charges or redemption fee (if applicable) and are excluded from the funds' exchange limitation policies as described below. A CDSC will apply if you redeem shares acquired under this plan within the period during which a CDSC would apply to the initial shares purchased.


     DISTRIBUTION INVESTMENT PROGRAM. You may automatically reinvest dividend and capital gain distributions into the same class of another MFS fund without paying any sales charge.


     SYSTEMATIC WITHDRAWAL PLAN. You may elect to automatically receive (or designate someone else to receive) regular periodic payments (of at least $100) through an automatic redemption of class B or class C shares without paying any sales charges upon redemption. For class B and C shares, you can receive up to 10% (15% for certain IRA distributions) of the value of your account through these payments in any one year (measured at the time you establish this plan). You will incur no CDSC on class B and class C shares redeemed under this plan. For class A shares, there is no similar percentage limitation; while you will not incur a redemption fee, you may incur a CDSC (if applicable) when class A shares are redeemed under this plan.


     REINSTATEMENT PRIVILEGE. After you have redeemed fund shares, you have a one-time right to reinvest the proceeds (under the same account registration) within 90 days of the redemption without an initial sales charge.

        For shareholders who exercise this privilege after redeeming class C shares, if the redemption involved a CDSC, your account will be credited with the appropriate amount of the CDSC you paid; however, your new class C shares (as applicable) will still be subject to a CDSC in accordance with the CDSC schedule applicable to your original shares.

        For shareholders who exercise their 90-day reinstatement privilege after redeeming class B shares, you may reinvest your redemption proceeds only into the corresponding class A shares. The class A shares you purchase will not be subject to an initial sales charge or a CDSC, but if you paid a CDSC when you redeemed your class B shares, your account will not be credited with the CDSC you paid.

     OTHER SALES CHARGE WAIVERS. In certain circumstances, you may qualify for a CDSC waiver for redemptions of class B and/or class C shares. Details regarding the types of investment programs and categories of investors eligible for these waivers are provided in the SAI. In general, these waivers may apply to certain transactions by retirement plans, section 529 tuition programs or certain other groups (e.g. affiliated persons of

     MFS) and with respect to redemptions under certain circumstances (e.g., death or disability of shareholder). The funds reserve the right to eliminate, modify and add waivers at any time and without prior notice.



 --   CLASS I SHARES



     Eligible investors (as described above) may purchase class I shares at net asset value without an initial sales charge or CDSC upon redemption. Class I shares do not have distribution and service fees and do not convert to any other class of shares of the fund.


 --   CALCULATION OF CDSC


     As discussed above, certain investments in class A, class B and class C shares will be subject to a CDSC. For the purposes of calculating the CDSC, purchases made on any day during a calendar month will age one month on the last day of that month, and on the last day of each subsequent month. For example, the 1.00% CDSC on class C Shares purchased on August 10 will expire at the close of business on July 31 of the following calendar year, and a redemption of those shares made on or after August 1 of the following calendar year will not be subject to the CDSC.


        No CDSC is assessed on the value of your account represented by appreciation or additional shares acquired through the automatic reinvestment of dividends or capital gain distributions. Therefore, when you redeem your shares, only the value of the shares in excess of these amounts (i.e., your direct investment) is subject to a CDSC.

        The CDSC will be applied in a manner that results in the CDSC being imposed at the lowest possible rate, which means that the CDSC will be applied against the lesser of your direct investment or the total cost of your shares.

 --   DISTRIBUTION AND SERVICE FEES


     The fund has adopted a plan in accordance with Rule 12b-1 (12b-1 Plan) under the Investment Company Act of 1940, as amended. Under the plan, the fund pays distribution and service fees to support the sale and distribution of Class A, B, and C shares, and the services provided by financial intermediaries. These distribution and service fees are equal on an annual basis to the following maximum percentages of average daily net assets of the following share classes: 0.35% for class A shares (consisting of a 0.10% distribution fee and a 0.25% service fee); and 1.00% for class B and class C shares (consisting of a 0.75% distribution fee and a 0.25% service fee). Assets attributable to class A shares sold prior to May 14, 1991 are subject to a service fee of 0.15% per annum. These fees are paid out of the assets of the applicable class of shares. Because these fees are an ongoing expense of the fund, they increase the cost of your investment over time and may cost you more than other types of sales charges. The fund has not adopted a Rule 12b-1 plan with respect to its Class I shares. For more information regarding the fund's Rule 12b-1 Plan, see the SAI.


 --   FINANCIAL INTERMEDIARY SUPPORT PAYMENTS

     The financial intermediary through which you purchase or hold your shares may receive all or a portion of the sales charges, Rule 12b-1 distribution and service fees, administrative service fees and third-party administrative and record keeping service fees, to the extent applicable and as described above. In addition, MFD or one or more of its affiliates (for purposes of this section only, collectively, "MFD"), out of their own resources, may make additional cash payments to certain financial intermediaries as incentives to market the MFS funds or to cooperate with MFD's promotional efforts or in recognition of their marketing, transaction processing and/or administrative services support. This compensation from MFD is not reflected in the fees and expenses listed in the fee table section of the fund's prospectus.

        MFD may make payments to financial intermediaries that provide marketing support to MFD with respect to fund shares sold or held through the financial intermediary's distribution network. In the case of any one financial intermediary, marketing support payments generally will not exceed the sum of 0.10% of that financial intermediary's total sales of MFS' retail mutual funds, and 0.05% of the total assets of these funds attributable to that financial intermediary, on an annual basis. In addition, financial intermediaries may offer MFS fund shares through specialized programs such as retirement programs, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs and insurance (e.g., individual or group annuity) programs. MFD may also make payments for administrative and marketing services provided by a financial intermediary with respect to these programs. Payments for these arrangements may vary but generally will not exceed 0.25% of the total assets in the program, on an annual basis. A financial intermediary may receive marketing and program support payments from MFD. The above limitations on marketing and program support payments are subject to certain limited exceptions and may be increased or otherwise modified by MFD from time to time. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, MFD may pay or allow other promotional incentives or payments to financial intermediaries.


        These payments may provide an additional incentive to financial intermediaries to actively promote the MFS funds or cooperate with MFD's promotional efforts. Depending on the arrangements in place at any particular time, a financial intermediary may have a financial incentive to recommend a particular fund or a particular share class. You can find further details in the SAI about the payments made by MFD and the services provided by your financial intermediary. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from MFD and any services it provides, as well as about fees and/or commissions it charges. Financial intermediaries that sell fund shares may also act as a broker or dealer in connection with an MFS fund's purchase or sale of portfolio securities. However, the fund and MFS do not consider a financial intermediary's sale of shares of a MFS fund as a factor when choosing brokers or dealers to effect portfolio transactions for the MFS funds.

VI HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

     You may purchase, exchange and redeem class A, B and C shares of the fund in the manner described below. In addition, you may be eligible to participate in certain investor services and programs to purchase, exchange and redeem these classes of shares, which are described above under "Description of Share Classes."

 --   HOW TO PURCHASE SHARES


     INITIAL PURCHASE. Except with respect to class I shares, you can establish an account by having your financial intermediary process your purchase. Eligible investors may purchase class I shares only through their MFD representative or by contacting MFSC (please see the back cover of this prospectus for address and telephone number).



        The minimum initial investment is generally $1,000, except for IRAs, for which the minimum initial investment is $250 per account and class I shares, for which the minimum initial investment is generally established based on an investor's basis for qualification as an eligible investor as described under "Description of Share Classes" above. Also, in the following circumstances, the minimum initial investment is only $50 per account:


     - if you establish an automatic investment plan;

     - if you establish an automatic exchange plan; or

     - if you establish an account under either:

           - tax-deferred retirement programs (other than IRAs) where investments are made by means of group remittal statements; or

           - employer sponsored investment programs.

     The maximum amount you may invest in class B shares with any single purchase request is $99,999, and the maximum amount you may invest in class C shares with any single purchase request is $999,999. The fund or its agents may at their discretion accept a purchase request for class B shares for $100,000 or more under limited circumstances, including, by way of example, when a retirement plan is rolling over assets from another account into a pre-existing account maintained in class B shares of the fund.

     ADDING TO YOUR ACCOUNT. There are several easy ways you can make additional investments of at least $50 to your account:

     - send a check with the returnable portion of your statement;

     - ask your financial intermediary to purchase shares on your behalf;

     - wire additional investments through your bank (call MFSC first for instructions); or

     - authorize transfers by phone between your bank account and your MFS account (the maximum purchase amount for this method is $99,999 for class B shares, $100,000 for all other classes offered). You must elect this privilege on your account application if you wish to use it.

     AUTOMATIC INVESTMENT PLAN. You can make cash investments of $50 or more through your checking account or savings account on any day of the month. If you do not specify a day, the investment will automatically occur on the first business day of the month.

     VERIFICATION OF IDENTITY. The fund is required by law to obtain from you certain personal information that will be used to verify your identity. If you do not provide the information, the fund may not be able to open your account. The fund must also take certain steps to verify that the account information you provide is correct. The fund also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the new net asset value next calculated after the account is closed. Any applicable CDSC and/or redemption fee will be assessed.


 --   HOW TO EXCHANGE SHARES

     EXCHANGE PRIVILEGE. You can exchange your shares for shares of the same class of certain other MFS funds at net asset value by having your financial intermediary process your exchange request or by contacting MFSC directly.

        The minimum exchange amount is generally $1,000 ($50 for exchanges made under the automatic exchange plan). Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange; however the acquired shares will still be subject to a CDSC in accordance with the CDSC schedule applicable to your original shares. Therefore, you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC (if applicable), depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase.


        Sales charges may apply to exchanges made from the MFS money market funds. Certain qualified retirement plans may make exchanges between the MFS funds and the MFS Fixed Fund, a bank collective investment fund, and sales charges may also apply to these exchanges. Call MFSC for information concerning these sales charges. In addition, class A and class I shares may be exchanged for shares of the MFS Money Market Fund (subject to any limitation applicable to the purchase of that fund's shares as disclosed in its prospectus.)



        Exchanges may be subject to certain limitations and are subject to the MFS funds' policies concerning excessive trading practices, which are policies designed to protect the funds and their shareholders from the harmful effect of frequent exchanges. These limitations and policies are described below under the captions "How to Purchase, Exchange and Redeem Shares -- Other Considerations" below. You should read the prospectus of the MFS fund into which you are exchanging and consider the differences in objectives, policies and rules before making any exchange.


     GROUP EXCHANGES. The MFS funds allow certain financial intermediaries to place exchange orders on behalf of a group of their discretionary investment advisory clients ("group exchange orders"). As with any exchange request, the funds and their agents reserve the right to reject any group exchange order, and the funds' agents will enforce a policy to reject any group exchange order received by the funds or their agents after 1:00 p.m. (Eastern time). In addition, MFD has agreements with certain financial intermediaries which set forth the terms and conditions under which group exchange orders may be placed by these financial intermediaries. These conditions may be more restrictive than those applicable to individual exchange orders, and may include the requirement to provide the funds or their agents with advance notice of group exchange orders.

 --   HOW TO REDEEM SHARES


     You may redeem your shares either by having your financial intermediary process your redemption or by contacting MFSC directly. The fund sends out your redemption proceeds within seven days after your request is received in good order. "Good order" generally means that the stock power, written request for redemption, letter of instruction or certificate must be endorsed by the record owner(s) exactly as the shares are registered. In addition, you need to have your signature guaranteed and/or submit additional documentation to redeem your shares. See "Signature Guarantee/Additional Documentation" below, or contact MFSC for details (please see back cover page for address and telephone number).



        Under unusual circumstances, such as when the New York Stock Exchange is closed, trading on the Exchange is restricted or if there is an emergency, the fund may suspend redemptions or postpone payment. If you purchased the shares you are redeeming by check, the fund may delay the payment of the redemption proceeds until the check has cleared, which may take up to seven days from the purchase date. Other limitations and policies are described below under the captions "How to Purchase, Exchange and Redeem
     Shares -- Other Considerations."


     REDEEMING DIRECTLY THROUGH MFSC


     - BY TELEPHONE. You can call MFSC to have shares redeemed from your account and the proceeds mailed to the address of record on the account (depending on the amount redeemed and subject to certain conditions). You can also call MFSC to have shares redeemed from your account and the proceeds wired directly to a pre-designated bank account. MFSC will request personal or other information from you and will generally record the calls. You will be responsible for losses that result from unauthorized telephone transactions unless MFSC does not follow reasonable procedures designed to verify your identity.



     - BY MAIL. To redeem shares by mail, you can send a letter to MFSC with the name of your fund, your account number, and the number of shares or dollar amount to be sold.


     - ELECTRONICALLY. You can have shares redeemed from your account and the proceeds wired directly to a pre-designated bank account by contacting MFSC via the Internet at MFS.COM (MFS Access). You must elect this privilege on your account application and establish a personal identification number (PIN) on MFS Access to use this service.


     - SYSTEMATIC WITHDRAWAL PLAN. You may elect to automatically receive (or designate someone else to receive) regular periodic payments (of at least $100) through an automatic redemption of class A, class B or class C shares. For class B and C shares, you can receive up to 10% (15% for certain IRA distributions) of the value of your account through these payments in any one year (measured at the time you establish this plan). You will incur no redemption fee or CDSC on class B and class C shares redeemed under this plan. For class A shares, there is no similar percentage limitation; while you will not incur a redemption fee, you may incur a CDSC (if applicable) when class A shares are redeemed under this plan.



     - FREE CHECKWRITING. You may redeem your class A or class C shares by writing checks against your account. Checks must be for at least $500 and investments made by check must have been in your account for at least seven days before you can write checks against them. There is no charge for this service. To authorize your account for checkwriting, contact MFSC (please see back cover page for address and telephone number).



       Shares in your account equal in value to the amount of the check plus the applicable CDSC (if applicable), redemption fee (if applicable) and any income tax required to be withheld (if any) are redeemed to cover the amount of the check. If your account value is not great enough to cover these amounts, your check will not be honored.


     REDEEMING THROUGH YOUR FINANCIAL INTERMEDIARY. You can call your financial intermediary to process a redemption on your behalf. Your financial intermediary will be responsible for furnishing all necessary documents to MFSC and may charge you for this service.

     SIGNATURE GUARANTEE/ADDITIONAL DOCUMENTATION. In order to protect against fraud, the fund requires that your signature be guaranteed in order to redeem your shares. Your signature may be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. MFSC may require additional documentation for certain types of registrations and transactions. Signature guarantees and this additional documentation shall be accepted in accordance with policies established by MFSC, and MFSC may, at its discretion, make certain exceptions to these requirements.

 --   OTHER CONSIDERATIONS


     RIGHT TO REJECT OR RESTRICT SHARE TRANSACTION ORDERS. Purchases and exchanges should be made primarily for investment purposes. The Board of Trustees of the MFS funds has adopted the policies described below, which are designed to discourage frequent fund share transactions. MFS seeks to monitor and enforce these policies, subject to oversight by the Board of Trustees, pursuant to procedures adopted by MFS.



     PURCHASE AND EXCHANGE LIMITATION POLICIES. The MFS funds reserve the right to restrict, reject or cancel (with respect to cancellations, within one day of the order), without any prior notice, any purchase or exchange order, including transactions deemed to represent excessive trading. For example, the MFS funds may in their discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to the specific exchange or other limitations described in this prospectus if the funds or their agents determine that accepting the order could interfere with the efficient management of a fund's portfolio or otherwise not be in the fund's best interests. This policy applies to transactions accepted by any shareholder's financial intermediary. In the event that the MFS funds or their agents reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed. The MFS funds reserve the right to delay for one business day the processing of exchange requests in the event that, in the funds' or their agents' judgment, such delay would be in the funds' best interest, in which case both the redemption and purchase side of the exchange will receive the funds' net asset values at the conclusion of the delay period.

     SPECIFIC EXCHANGE AND PURCHASE LIMITATIONS.


     The MFS funds, through their agents, will undertake to use their best efforts to exercise the funds' right to restrict, reject or cancel purchase and exchange orders, as described above, once an accountholder makes two exchanges (provided that each transaction exceeds $5,000 in value) out of an account in an MFS fund during a calendar quarter. This policy does not apply to exchanges:


     - out of the MFS money market funds; however, as noted above, the MFS funds may restrict, reject or cancel any purchase or exchange order if the funds or their agents determine that accepting the order could interfere with efficient management of a fund's portfolio or otherwise not be in the fund's best interest; and

     - initiated by a retirement plan trustee or sponsor rather than by a plan participant, and other similar non-discretionary exchanges (e.g., in connection with fund mergers/ acquisitions/liquidations).


     In addition, the funds and their agents may make exceptions to this policy if, in their judgment, the transaction does not represent excessive trading or interfere with the efficient management of a fund's portfolio, such as purchases made through systematic purchase plans or payroll contributions. In applying this policy, the MFS funds consider the information available to them at the time and reserve the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.



        Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the accountholder (e.g., a shareholder who, on the same day, exchanges $6,000 from one MFS fund into two other MFS funds, by exchanging $3,000 into each of the two MFS funds, will be viewed as having made one exchange transaction exceeding $5,000 in value).



        The MFS Funds' ability to impose the above-referenced purchase and exchange limitations is subject to certain limitations discussed under "Limitations on the Ability to Detect and Curtail Excessive Trading Practices" below. In addition, the MFS funds' ability to impose these limitations on shares through financial intermediaries is dependent upon the receipt of information necessary to identify transactions by the underlying investors and the financial intermediary's cooperation in implementing this policy. Accordingly, depending upon the composition of a fund's shareholder accounts and in light of efforts made by certain shareholders to evade these limitations, the MFS funds may not be in a position to monitor and enforce these limitations with respect to a significant percentage of a fund's shareholders. You should consult your financial intermediary regarding the application of these limitations and whether your financial intermediary imposes any additional or different limitations.


     LIMITATIONS ON THE ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING PRACTICES. Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the MFS funds to prevent excessive trading, there is no guarantee that the MFS funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the MFS funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the MFS funds receive purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading that may be facilitated by these financial intermediaries or by the use of omnibus account arrangements offered by these financial intermediaries to investors. Omnibus account arrangements are common forms of holding shares of a fund, particularly among certain financial intermediaries such as brokers, retirement plans and variable insurance products. These arrangements often permit the financial intermediary to aggregate their clients' transactions and ownership positions. In these circumstances, the identity of the shareholders often is not known to a fund.

     EXCESSIVE TRADING RISKS. To the extent that the MFS funds or their agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the fund's portfolio, and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund's operating costs and decrease the fund's investment performance, and maintenance of a higher level of cash balances would likewise result in lower fund investment performance during periods of rising markets.

        In addition, to the extent that a fund significantly invests in foreign securities traded on markets that close before the fund determines its net asset value (referred to as the valuation time), excessive trading by certain shareholders may cause dilution in the value of fund shares held by other shareholders. Because events may occur after the close of these foreign markets and before the fund's valuation time that influence the value of these foreign securities, investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities as of the fund's valuation time (referred to as price arbitrage). The funds have adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what they believe to be their fair value as of the funds' valuation time. To the extent that a fund does not accurately value foreign securities as of its valuation time, investors engaging in price arbitrage may cause dilution in the value of fund shares held by other shareholders.

        To the extent that a fund significantly invests in high yield bonds (commonly known as junk bonds) or small capitalization equity securities, because these securities are often infrequently traded, investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of a fund's portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

     REDEMPTION FEE.


     The MFS funds identified impose charge a 1% redemption fee (which is retained by the fund) on proceeds from shares redeemed or exchanged within 30 calendar days following their acquisition (either by purchase or exchange):

       MFS High Income Fund
       MFS Municipal High Income Fund
       MFS High Yield Opportunities Fund
       MFS Floating Rate High Income Fund
       MFS Emerging Markets Equity Fund
       MFS International New Discovery Fund
       MFS New Discovery Fund


        The funds reserve the right to change the redemption fee period or amount of redemption fees charged.


     GENERAL. For purposes of applying the redemption fee, shares held the longest will be treated as being redeemed first, and shares held the shortest will be treated as being redeemed last.

     FOR FUNDS WITH A REDEMPTION FEE, THE REDEMPTION FEE IS NOT IMPOSED ON THE FOLLOWING EXCHANGE OR REDEMPTION TRANSACTIONS:

         1. transactions by accounts that the funds or their agents reasonably believe are maintained on an omnibus account basis (e.g., an account maintained with the funds' transfer agent by a financial intermediary or any other person or entity where the ownership of, or interest in, fund shares by individuals or participants is held through the account and is not recorded and maintained by the funds' transfer agent or its affiliates); however, the fee is imposed if
            (i) the funds or their agents have been informed that the omnibus account has the systematic capability of assessing the redemption fee at the individual account level and (ii) the account is not otherwise exempt from the fee under one of the exclusion categories listed below;

         2. transactions by retirement plans (including qualified and non-qualified retirement plans) for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping services; however, the fee applies to transactions by IRAs and participant directed 403(b) plans established pursuant to plan documents provided by MFS or its affiliates;

         3. transactions involving shares purchased, exchanged or redeemed by means of automated or pre-established purchase plans (including employer or payroll reduction plans), exchange plans or withdrawal plans ("automated plans") sponsored by the MFS funds;


         4. transactions by the MFS funds of funds including, without limitation, the MFS Asset Allocation Funds, MFS International Diversification Fund and the MFS Lifetime Funds;



         5. transactions following the death or disability of any registered shareholder, beneficial owner, or grantor of a living trust with respect to shares purchased before death or disability;

         6. transactions involving shares purchased by the reinvestment of dividends or capital gains distributions;

         7. transactions involving shares transferred from another account or shares converted from another share class of the same fund (in which case the redemption fee period will carry over to the acquired shares);

         8. transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the funds or their agents in their sole discretion);


         9. transactions involving 529 share classes, R share classes or class J shares of the fund (if offered); and


        10. transactions due to a failure to meet account minimums, to pay account fees funded by share redemptions, and other similar non-discretionary transactions (e.g., in connection with fund mergers/acquisitions/liquidations).


        In addition, the funds reserve the right to waive or impose the redemption fee or withdraw waivers in their discretion. The funds expect that certain waiver categories will be eliminated over time as operating systems are improved, including improvements necessary to enable the assessment of the fee on shares held through omnibus accounts or other intermediaries. In addition, if an omnibus account holder informs the funds or their agents that it has the systematic capability to assess the redemption fee at the individual account level but is unable to assess the fee in all circumstances under the funds' policies, the funds and their agents reserve the right to permit the imposition of the fee under these limited circumstances.


        These redemption fee exclusions are subject to any administrative policies and procedures developed by the funds and their agents from time to time which may address such topics as the documentation necessary for the funds to recognize a disability and determination of the application of the redemption fee in various circumstances (such as to certain individual account transactions with respect to shares held through an omnibus account), among others.

        Depending upon the composition of a fund's shareholder accounts, a significant percentage of a fund's shareholders may not be subject to the redemption fee.

     IN-KIND DISTRIBUTIONS. The MFS funds have reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the fund makes an in-kind distribution, you could incur the brokerage and transaction charges when converting the securities to cash and the securities may increase or decrease in value until you sell them. The fund does not expect to make in-kind distributions. However, if it does, the fund will pay, during any 90-day period, your redemption proceeds in cash when the redemption is at or below either $250,000 or 1% of the fund's net assets, whichever is less.

     INVOLUNTARY REDEMPTIONS/SMALL ACCOUNTS. Because it is costly to maintain small accounts, the MFS funds have generally reserved the right to automatically redeem shares and close your account when it contains less than $500 due to your redemptions or exchanges. Before making this automatic redemption, you will be notified and given 60 days to make additional investments to avoid having your shares redeemed.

VII OTHER INFORMATION

 --   PRICING OF FUND SHARES

     The price of each class of the fund's shares is based on its net asset value. The net asset value of each class of shares is determined once each day during which the New York Stock Exchange is open for trading as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). Net asset value per share is computed by dividing the net assets allocated to each share class by the number of fund shares outstanding for that class. On holidays or other days (such as Good Friday) when the New York Stock Exchange is closed, net asset value is not calculated, and the fund does not transact purchase, exchange or redemption orders.

        To determine net asset value, the fund values its assets at current market prices where current market prices are readily available (certain short term debt instruments are valued at amortized cost), or at fair value as determined by the adviser under the direction of the Board of Trustees when a determination is made that current market prices are not readily available. For example, in valuing securities that trade principally on foreign markets, events reasonably determined to be significant (such as certain movements in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the fund's valuation time that may impact the value of securities traded in these foreign markets. In these cases, the fund may utilize information from an external vendor or other sources to adjust closing market prices of foreign equity securities to reflect what it believes to be the fair value of the securities as of the fund's valuation time. Fair valuation of foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

        The fund may invest in certain securities which are primarily listed on foreign exchanges that trade on weekends and other days when the fund does not price its shares. Therefore, the value of the fund's shares may change on days when you will not be able to purchase or redeem the fund's shares.

        You will receive the net asset value next calculated, after the deduction of applicable sales charges and any required tax withholding, if your order is complete (i.e., has all required information in the appropriate form) and:

- MFSC receives your order by the valuation time, if placed directly by you (not through a financial intermediary such as a broker or bank); or

- your financial intermediary receives your order by the valuation time and transmits your order to MFSC.


 --   DISTRIBUTIONS



     The fund intends to declare daily as dividends substantially all if its net income (excluding any capital gains) and pay these dividends to shareholders at least monthly. Any capital gains are distributed at least annually.

 --   DISTRIBUTION OPTIONS

     The following distribution options are generally available to all accounts, except 529 tuition program accounts, and you may change your distribution option as often as you desire by notifying MFSC:

     - Dividend and capital gain distributions reinvested in additional shares (this option will be assigned if no other option is specified);

     - Dividend distributions in cash; capital gain distributions in additional shares; or

     - Dividend and capital gain distributions in cash

        Distributions on the 529 share classes will automatically be invested in additional shares; account owners do not have the option of receiving distributions in cash.

        Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same class of shares at the net asset value as of the close of business on the record date. Distributions in amounts less than $10 will automatically be reinvested in additional shares of the fund. If you have elected to receive distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from MFSC with regard to uncashed distribution checks, your distribution option will automatically be converted to having all distributions reinvested in additional shares. Your request to change a distribution option must be received by MFSC by the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

 --   TAX CONSIDERATIONS


     The following discussion is very general. You are urged to consult your tax advisor regarding the effect that an investment in the fund may have on your particular tax situation, including possible foreign, state and local taxes. Also, this discussion does not apply to shares of the fund held through tax-exempt retirement plans.



        The fund expects to distribute substantially all of its income and gains annually. Distributions from the fund are taxable whether you receive them in cash or reinvest them in additional shares. Distributions are taxable to you even if they are paid from income or gains earned by the fund before you invested (and thus were included in the price that you paid).



        Any gain resulting from the sale or exchange of your shares will generally also be subject to tax.



        For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the fund owned the investment that generated them, rather than how long you have owned your shares. Distributions of net capital gains from the sale of investments that the fund owned for more than one year and that are properly designated by the fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the fund owned for one year or less will be taxable as ordinary income. For the taxable years beginning before January 1, 2009, if some or all of the fund's income derives from "qualified dividend income" and if you are an individual who meets holding period and other requirements which respect to the fund's shares, those distributions that are properly designated by the fund as derived from "qualified dividend income" are taxed at the rate applicable to long-term capital gains. The fund does not expect a significant portion of fund distributions to be derived from qualified dividend income.



        The fund's investment in certain debt instruments may cause the fund to recognize taxable income in excess of the cash generated by such instruments. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.



        Long-term capital gain rates applicable to most individuals have been temporarily reduced for taxable years beginning before January 1, 2009.



        The fund's investments in foreign securities may be subject to foreign withholding taxes, which will decrease the fund's return on those securities. The fund generally will be eligible to elect to "pass through" to you foreign income taxes that it pays, in which case you must include your share of those taxes in gross income as a distribution from the fund and you will be allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your federal income tax return, subject to certain limitations. In addition, the fund's investments in certain foreign securities (including fixed income securities and derivatives) denominated in foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing, amount, or character of the fund's distributions.



        The Form 1099 that is mailed to you every January details your distributions and how they are treated for federal tax purposes.



        Distributions by the fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the fund) from such a plan.


 --   UNIQUE NATURE OF FUND

     MFS may serve as the investment adviser to other funds which have investment goals and principal investment policies and risks similar to those of the fund, and which may be managed by the fund's portfolio manager(s). While the fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between the funds, including differences in sales charges, expense ratios and cash flows.

 --   PROVISION OF ANNUAL AND SEMIANNUAL REPORTS AND PROSPECTUSES


     The fund produces financial reports every six months and updates its prospectus annually. To avoid sending duplicate copies of materials to households, only one copy of the fund's annual and semiannual report and prospectus will be mailed to shareholders having the same residential address on the fund's records. However, any shareholder may contact MFSC (please see back cover for address and telephone number) to request that copies of these reports and prospectuses be sent personally to that shareholder.

VII FINANCIAL HIGHLIGHTS


     The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the fund's independent registered public accounting firm, whose report, together with the fund's financial statements, are included in this report.

     CLASS A

     ...........................................................................


                                                        YEARS ENDED 10/31
                                       ----------------------------------------------------
                                         2005       2004       2003       2002       2001
       ------------------------------------------------------------------------------------
       Net asset value, beginning of
         period                        $   6.90   $   6.69   $   6.24   $   6.46   $   6.67
                                       --------   --------   --------   --------   --------
       Income (loss) from investment
         operations**
       Net investment income#          $   0.38   $   0.40   $   0.38   $   0.41   $   0.52
         Net realized and unrealized
           gain (loss) on investments
           and foreign currency           (0.20)      0.22       0.46      (0.20)     (0.16)
                                       --------   --------   --------   --------   --------
       Total from investment
         operations                    $   0.18   $   0.62   $   0.84   $   0.21   $   0.36
                                       --------   --------   --------   --------   --------
       Less distributions declared to
         shareholders
         From net investment income    $  (0.41)  $  (0.41)  $  (0.39)  $  (0.39)  $  (0.49)
         From paid-in capital                --         --         --      (0.04)     (0.08)
                                       --------   --------   --------   --------   --------
       Total distributions declared
         to shareholders               $  (0.41)  $  (0.41)  $  (0.39)  $  (0.43)  $  (0.57)
                                       --------   --------   --------   --------   --------
       Net asset value, end of period  $   6.67   $   6.90   $   6.69   $   6.24   $   6.46
                                       ========   ========   ========   ========   ========
       Total return(%)++&*                 2.68       9.57      13.81       3.39       5.54
       Ratios(%) (to average net
         assets) and Supplemental
         data:
         Expenses before expense
           reductions##                    1.34       1.32       1.32       1.40       1.80
         Expenses after expense
           reductions##                    0.83       0.87       0.93       0.94       0.96
         Net investment income**           5.51       5.92       5.89       6.59       7.83
         Portfolio turnover                  63         64        136        147        153
         Net assets at end of period
           (000 Omitted)               $196,672   $190,165   $190,926   $176,624   $184,482

     CLASS B
     ...........................................................................


                                                        YEARS ENDED 10/31
                                       ----------------------------------------------------
                                         2005       2004       2003       2002       2001
       ------------------------------------------------------------------------------------
       Net asset value, beginning of
         period                        $   6.83   $   6.62   $   6.18   $   6.39   $   6.61
                                       --------   --------   --------   --------   --------
       Income (loss) from investment
         operations**
         Net investment income#        $   0.33   $   0.35   $   0.34   $   0.37   $   0.47
         Net realized and unrealized
           gain (loss) on investments
           and foreign currency           (0.21)      0.22       0.45      (0.19)     (0.17)
                                       --------   --------   --------   --------   --------
       Total from investment
         operations                    $   0.12   $   0.57   $   0.79   $   0.18   $   0.30
                                       --------   --------   --------   --------   --------
       Less distributions declared to
         shareholders
         From net investment income    $  (0.36)  $  (0.36)  $  (0.35)  $  (0.36)  $  (0.45)
         From paid-in capital                --         --         --      (0.03)     (0.07)
                                       --------   --------   --------   --------   --------
       Total distributions declared
         to shareholders               $  (0.36)  $  (0.36)  $  (0.35)  $  (0.39)  $  (0.52)
                                       --------   --------   --------   --------   --------
       Net asset value, end of period  $   6.59   $   6.83   $   6.62   $   6.18   $   6.39
                                       ========   ========   ========   ========   ========
       Total return (%)++&*                1.83       8.90      13.00       2.93       4.71
       Ratios (%) (to average net
         assets) and Supplemental
         data:
         Expenses before expense
           reductions##                    1.99       1.97       1.97       2.05       2.45
         Expenses after expense
           reductions##                    1.48       1.52       1.58       1.59       1.61
         Net investment income**           4.89       5.27       5.25       5.95       7.22
         Portfolio turnover                  63         64        136        147        153
         Net assets at end of period
           (000 Omitted)               $105,223   $130,075   $146,903   $146,096   $163,299

     CLASS C
     ...........................................................................


                                                          YEARS ENDED 10/31
                                           -----------------------------------------------
                                            2005      2004      2003      2002      2001
       -----------------------------------------------------------------------------------
       Net asset value, beginning of
         period                            $  6.80   $  6.59   $  6.15   $  6.37   $  6.59
                                           -------   -------   -------   -------   -------
       Income (loss) from investment
         operations**
         Net investment income#            $  0.33   $  0.35   $  0.33   $  0.37   $  0.47
         Net realized and unrealized gain
           (loss) on investments and
           foreign currency                  (0.21)     0.22      0.45     (0.20)    (0.17)
                                           -------   -------   -------   -------   -------
       Total from investment operations    $  0.12   $  0.57   $  0.78   $  0.17   $  0.30
                                           -------   -------   -------   -------   -------
       Less distributions declared to
         shareholders
         From net investment income        $ (0.36)  $ (0.36)  $ (0.34)  $ (0.36)  $ (0.45)
         From paid-in capital                   --        --        --     (0.03)    (0.07)
                                           -------   -------   -------   -------   -------
       Total distributions declared to
         shareholders                      $ (0.36)  $ (0.36)  $ (0.34)  $ (0.39)  $ (0.52)
                                           -------   -------   -------   -------   -------
       Net asset value, end of period      $  6.56   $  6.80   $  6.59   $  6.15   $  6.37
                                           =======   =======   =======   =======   =======
       Total return(%)++&*                    1.81      8.91     13.04      2.78      4.73
       Ratios (%) (to average net assets)
         and Supplemental data:
         Expenses before expense
           reductions##                       1.99      1.98      1.97      2.05      2.45
         Expenses after expense
           reductions##                       1.48      1.53      1.58      1.59      1.61
         Net investment income**              4.87      5.26      5.23      5.95      7.18
       Portfolio turnover                       63        64       136       147       153
       Net assets at end of period (000
         Omitted)                          $32,413   $36,537   $40,703   $35,952   $40,787

     CLASS I

     ...........................................................................


                                                          YEARS ENDED 10/31
                                            ----------------------------------------------
                                             2005      2004      2003     2002      2001
       -----------------------------------------------------------------------------------
       Net asset value, beginning of
         period                             $  6.91   $  6.70   $ 6.25   $  6.47   $  6.68
                                            -------   -------   ------   -------   -------
       Income (loss) from investment
         operations**
         Net investment income#             $  0.40   $  0.42   $ 0.40   $  0.44   $  0.55
         Net realized and unrealized gain
           (loss) on investments and
           foreign currency                   (0.20)     0.22     0.46     (0.21)    (0.17)
                                            -------   -------   ------   -------   -------
       Total from investment operations     $  0.20   $  0.64   $ 0.86   $  0.23   $  0.38
                                            -------   -------   ------   -------   -------
       Less distributions declared to
         shareholders
         From net investment income         $ (0.44)  $ (0.43)  $(0.41)  $ (0.41)  $ (0.51)
         From paid-in capital                    --        --       --     (0.04)    (0.08)
                                            -------   -------   ------   -------   -------
       Total distributions declared to
         shareholders                       $ (0.44)  $ (0.43)  $(0.41)  $ (0.45)  $ (0.59)
                                            -------   -------   ------   -------   -------
       Net asset value, end of period       $  6.67   $  6.91   $ 6.70   $  6.25   $  6.47
                                            =======   =======   ======   =======   =======
       Total return (%)&*                      2.90      9.95    14.19      3.75      5.92
       Ratios (%) (to average net assets)
         and Supplemental data:
         Expenses before expense
           reductions##                        0.99      0.97     0.97      1.05      1.45
         Expenses after expense
           reductions##                        0.48      0.52     0.58      0.59      0.61
         Net investment income**               5.86      6.28     6.23      6.93      8.21
       Portfolio turnover                        63        64      136       147       153
       Net assets at end of period (000
         Omitted)                           $12,947   $11,965   $9,764   $10,029   $10,249


     --------------


     Any redemption fees charged by the fund during the 2004 and 2005 fiscal years resulted in a per share impact of less than $0.01.


      #Per share data are based on average shares outstanding.


      ##Ratios do not reflect reductions from fees paid indirectly.


      ++Total returns do not include any applicable sales charges.


      *Certain expenses have been reduced without which performance would have been lower.


      **Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting all premiums and discounts on debt securities. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change.


      &From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

APPENDIX A

 --   INVESTMENT TECHNIQUES AND PRACTICES

     In pursuing its investment objective, the MFS Strategic Income Fund may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the fund's investment objective. Investment techniques and practices which the fund will use or currently anticipates using are denoted by a check (X) mark. However, the fund may not use all of these techniques and practices. Investment techniques and practices which the fund does not currently anticipate using but which the fund reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the fund are also described, together with their risks in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

     INVESTMENT TECHNIQUES/PRACTICES
     ...........................................................................

       SYMBOLS    X  fund uses, or currently      --  permitted, but fund does not
                     anticipates using                currently anticipate using
       -------------------------------------------------------------------------------

         Debt Securities
            Asset-Backed Securities
              Collateralized Mortgage Obligations and
              Multiclass
              Pass-Through Securities                                 X
              Corporate Asset-Backed Securities                       X
              Mortgage Pass-Through Securities                        X
              Stripped Mortgage-Backed Securities                     X
            Corporate Securities                                      X
            Loans and Other Direct Indebtedness                       X
            Lower Rated Bonds                                         X
            Municipal Bonds                                           X
            U.S. Government Securities                                X
            Variable and Floating Rate Obligations                    X
            Zero Coupon Bonds, Deferred Interest Bonds and
              PIK Bonds                                               X
         Equity Securities                                            X
         Foreign Securities Exposure
            Brady Bonds                                               X
            Depositary Receipts                                       X
            Dollar-Denominated Foreign Debt Securities                X
            Emerging Markets                                          X
         Foreign Securities                                           X
         Forward Contracts                                            X

    ............................................................................

       SYMBOLS    X  fund uses, or currently      --  permitted, but fund does not
                     anticipates using                currently anticipate using
       -------------------------------------------------------------------------------

         Futures Contracts                                             X
         Indexed Securities/Structural Products                        X
         Inverse Floating Rate Obligations                             X
         Investment in Other Investment Companies                      X
            Open-End Funds                                             X
            Closed-End Funds                                           X
         Lending of Portfolio Securities                               X
         Leveraging Transactions
            Bank Borrowings                                           --
            Mortgage "Dollar-Roll" Transactions                        X
            Reverse Repurchase Agreements                             --
         Options
            Options on Foreign Currencies                              X
            Options on Futures Contracts                               X
            Options on Securities                                      X
            Options on Stock Indices                                   X
            Reset Options                                              X
            "Yield Curve" Options                                      X
         Repurchase Agreements                                         X
         Short Sales                                                   X
         Short Term Instruments                                        X
         Swaps and Related Derivative Instruments                      X
         Temporary Borrowings                                          X
         Temporary Defensive Positions                                 X
         "When-issued" Securities                                      X

MFS(R) STRATEGIC INCOME FUND

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF TRUSTEES. The Board of Trustees of the MFS funds has adopted procedures by which shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Trustees, MFS Strategic Income Fund, c/o Massachusetts Financial Services Company, 500 Boylston Street, Boston, MA 02116,
Attention: Frank Tarantino, Independent Chief Compliance Officer of the Fund. Shareholder communications must (i) be in writing and be signed by the shareholder, (ii) identify the MFS fund to which they relate and (iii) identify the class and number of shares held by the shareholder.

If you want more information about the fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS. These reports contain information about the fund's actual investments. Annual reports discuss the effect of recent market conditions on the fund's investment strategy and on performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI, dated March 1, 2006, provides more detailed information about the fund and is incorporated into this prospectus by reference.


YOU CAN GET FREE COPIES OF THE ANNUAL/SEMIANNUAL REPORTS, THE SAI AND OTHER INFORMATION ABOUT THE FUND, AND MAKE INQUIRIES ABOUT THE FUND, BY CONTACTING:

      MFS Service Center, Inc.
      500 Boylston Street
      Boston, MA 02116-3741
      Telephone: 1-800-225-2606
      Internet: mfs.com

Information about the fund (including its prospectus, SAI and shareholder reports) can be reviewed and copied at the:

     Public Reference Room
     Securities and Exchange Commission
     Washington, D.C., 20549-0102


Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section at the above address.


     The fund's Investment Company Act file number is 811-5262.

                                            (MFS(R) STRATEGIC INCOME FUND LOGO)
                                                                  March 1, 2005


(MFS INVESTMENT MANAGEMENT LOGO)                                                     STATEMENT OF ADDITIONAL
                                                                                                 INFORMATION
A SERIES OF MFS SERIES TRUST VIII
500 BOYLSTON STREET, BOSTON, MA 02116
(617) 954-5000

This Statement of Additional Information, as                This SAI is divided into two Parts -- Part I and
amended or supplemented from time to time (the              Part II. Part I contains information that is
"SAI"), sets forth information which may be of              particular to the Fund, while Part II contains
interest to investors, but which is not                     information that generally applies to each of
necessarily included in the Fund's Prospectus               the funds in the MFS Family of Funds (the "MFS
dated March 1, 2006. This SAI should be read in             Funds"). Each Part of the SAI has a variety of
conjunction with the Prospectus. The Fund's                 appendices which can be found at the end of Part
financial statements are incorporated into this             I and Part II, respectively.
SAI by reference to the Fund's most recent                  THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED
Annual Report to shareholders. A copy of the                FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY
Annual Report accompanies this SAI. You may                 IF PRECEDED OR ACCOMPANIED BY A CURRENT
obtain a copy of the Fund's Prospectus and                  PROSPECTUS.
Annual Report without charge by contacting the
Fund's transfer agent, MFS Service Center, Inc.
(see back cover of Part II of this SAI for
address and phone number).



                                                        MFO-SAI-3/06

STATEMENT OF ADDITIONAL INFORMATION

PART I

Part I of this SAI contains information that is particular to the Fund.

TABLE OF CONTENTS


                                                                           PAGE
I          Definitions.................................................   1

II         Management of the Fund......................................   1

           The Fund....................................................   1

           Trustees and Officers -- Identification and Background......   1

           Trustee Compensation and Committees.........................   1

           Portfolio Managers..........................................   1

           Affiliated Service Provider Compensation....................   1

III        Sales Charges and Distribution Plan Payments................   1

           Sales Charges...............................................   1

           Distribution Plan Payments..................................   1

IV         Portfolio Transactions and Brokerage Commissions............   1

V          Share Ownership.............................................   1

VI         Investment Techniques, Practices, Risks and Restrictions....   1

           Investment Techniques, Practices and Risks..................   1

           Investment Restrictions.....................................   2

VII        Tax Considerations..........................................   2

VIII       Independent Registered Public Accounting Firm and Financial
           Statements..................................................   2

           Appendix A -- Trustee Compensation and Committees...........   A-1

           Appendix B -- Affiliated Service Provider Compensation......   B-1

           Appendix C -- Portfolio Managers............................   C-1

           Appendix D -- Sales Charges and Distribution Plan
           Payments....................................................   D-1

           Appendix E -- Portfolio Transactions and Brokerage
           Commissions.................................................   E-1

           Appendix F -- Share Ownership...............................   F-1

I  DEFINITIONS
"Fund" -- MFS Strategic Income Fund, a series of the Trust. Prior to August 3, 1992 the Fund was a single series Trust known as MFS Income & Opportunity Trust. Prior to August 27, 1993 the Fund was a single series Trust known as MFS Income and Opportunity Fund. On May 16, 1994 the Fund's name was changed to MFS Strategic Income Fund.

"Trust" -- MFS Series Trust VIII, a Massachusetts business Trust, organized on July 31, 1987.

"MFS" or the "Adviser" -- Massachusetts Financial Services Company, a Delaware corporation.

"MFD" -- MFS Fund Distributors, Inc., a Delaware corporation.

"MFSC" -- MFS Service Center, Inc., a Delaware corporation.


"Prospectus" -- The Prospectus of the Fund, dated March 1, 2006, as amended or supplemented from time to time.


II  MANAGEMENT OF THE FUND

THE FUND

The Fund is a diversified series of the Trust. This means that, with respect to 75% of its total assets, the Fund may not (1) purchase more than 10% of the outstanding voting securities of any one issuer, or (2) purchase securities of any issuer, if, as a result, more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the U.S. Government, its agencies or instrumentalities or to investments in other investment companies.


TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND

The identification and background of the Trustees and officers of the Trust are set forth in Appendix E of Part II of this SAI.


TRUSTEE COMPENSATION AND COMMITTEES
Compensation paid to the non-interested Trustees and to Trustees who are not officers of the Trust, for certain specified periods, as well as information regarding the committees of the Board of Trustees is set forth in Appendix A of this Part I.


PORTFOLIO MANAGERS


Information regarding the Fund's portfolio manager(s), including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is set forth in Appendix C to this Part I.


AFFILIATED SERVICE PROVIDER COMPENSATION
Compensation paid by the Fund to its affiliated service providers -- to MFS, for investment advisory and administrative services, and to MFSC, for transfer agency services -- for certain specified periods, is set forth in Appendix B to this Part I.


III  SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS


SALES CHARGES

Sales charges paid in connection with the purchase and sale of Fund shares, for certain specified periods, are set forth in Appendix D to this Part I, together with the Fund's schedule of dealer reallowances.


DISTRIBUTION PLAN PAYMENTS

Payments made by the Fund under the Distribution Plan for its most recent fiscal year end are set forth in Appendix D to this Part I.


IV   PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Brokerage commissions paid by the Fund for certain specified periods, and information concerning purchases by the Fund of securities issued by its regular broker-dealers for its most recent fiscal year, are set forth in Appendix E to this Part I. Portfolio transactions and brokerage commissions are more fully described, including definitions of the terms used, in Part II of this SAI under the heading "Portfolio Transactions and Brokerage Commissions."



Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers, on behalf of the Fund. From time to time, the Adviser prepares a list of broker-dealer firms that have been determined by the Adviser to provide valuable Research as determined periodically by the investment staff ("Research Firms"), together with a suggested non-binding amount of brokerage commissions to be allocated to each of these Research Firms, subject to certain requirements (see "Portfolio Transactions and Brokerage Commissions" in Part II of the SAI). The amount of transactions allocated to Research Firms, and related commissions, for the Fund's most recent fiscal year are set forth in Appendix E to this Part I.


V   SHARE OWNERSHIP

Information concerning the ownership of Fund shares by Trustees and officers of the Trust as a group, as well as the dollar range value of each Trustee's share ownership in the Fund and, on an aggregate basis, in all funds overseen, by investors who control the Fund, if any, and by investors who own 5% or more of any class of Fund shares, if any, is set forth in Appendix F to this Part I.


VI   INVESTMENT TECHNIQUES, PRACTICES, RISKS AND RESTRICTIONS

INVESTMENT TECHNIQUES, PRACTICES AND RISKS
The investment objective and principal investment policies of the Fund are described in the Prospectus. In pursuing its investment objective and investment policies, the Fund may engage in a number of investment techniques and practices, which involve certain risks. These investment techniques and practices, which may be changed without shareholder approval, are identified in Appendix A to the Prospectus, and are more fully described, together with their associated risks, in Part II of this SAI.

                                   Part I -- 1

The following percentage limitations apply at the time of investment to certain of these investment techniques and practices:

- Foreign Securities Exposure may not exceed 50% of the Fund's net assets;

- Lower rated bonds may be up to 100% of the Fund's net assets;

- Short sales may not exceed 5% of the Fund's net assets.

INVESTMENT RESTRICTIONS
The Fund has adopted certain investment restrictions which are described in Appendix F of Part II.

VII   TAX CONSIDERATIONS
For a discussion of tax considerations, see Part II of this SAI.

VIII   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS
Ernst & Young LLP is the Fund's independent registered public accounting firm, providing audit services, tax services, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.


The Fund's Financial Statements and Financial Highlights for the fiscal year ended October 31, 2005, are incorporated by reference into this SAI from the Fund's Annual Report to shareholders and have been audited by Ernst & Young LLP, independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon the reports of such firm, given upon their authority as experts in accounting and auditing. A copy of the Fund's Annual Report accompanies this SAI.


                                   Part I -- 2

PART I - APPENDIX A

TRUSTEE COMPENSATION AND COMMITTEES

The Fund pays the compensation of non-interested Trustees and of Trustees who are not officers of the Trust, who currently receive an annual fee plus a fee for each meeting attended, together with such Trustee's out-of-pocket expenses. Further information on the committees of the Fund's Board of Trustees is set forth below.

TRUSTEE COMPENSATION TABLE

.................................................................................


                                                                           RETIREMENT BENEFITS       TOTAL TRUSTEE
                                                        TRUSTEE FEES       ACCRUED AS PART OF       FEES FROM FUND
INTERESTED TRUSTEES                                   FROM THE FUND(1)        FUND EXPENSE        AND FUND COMPLEX(2)
---------------------------------------------------------------------------------------------------------------------
Robert J. Manning*                                            N/A                  N/A                      N/A
Robert C. Pozen*                                              N/A                  N/A                      N/A
NON-INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Robert E. Butler(3)                                           N/A                  N/A                      N/A
Lawrence H. Cohn, M.D.                                     $1,008                 $213                 $192,518
David H. Gunning(4)                                        $1,042                  N/A                 $204,768
William R. Gutow                                           $1,008                  N/A                 $192,518
Michael Hegarty(4)                                         $  897                  N/A                 $188,304
J. Atwood Ives                                             $1,349                 $  0                 $275,518
Amy B. Lane(4)                                             $1,093                  N/A                 $215,518
Lawrence T. Perera                                         $1,049                 $  0                 $203,304
William J. Poorvu(5)                                       $  247                  N/A                      N/A
J. Dale Sherratt                                           $1,101                 $197                 $221,143
Elaine R. Smith(5)                                         $  464                 $  0                 $ 47,334
Laurie J. Thomsen(6)                                       $  863                  N/A                 $187,787
Robert W. Uek(3)                                              N/A                  N/A                      N/A


------------------------

  * Messrs. Manning and Pozen became Trustees of the Fund on March 23, 2005. Prior to March 23, 2005, Messrs. Manning and Pozen served as Trustees from February 2004 to December 2004, and Advisory Trustees from December 2004 to March 23, 2005, and did not receive any compensation from the Fund in either capacity.


(1) For the fiscal year ended October 31, 2005.


(2) Information provided is for the calendar year 2005. Each Trustee receiving compensation served as Trustee of 98 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2005, of approximately $94 billion).


(3) Messrs. Butler and Uek became Trustees of the Fund on January 1, 2006.


(4) Mr. Gunning and Ms. Lane became Trustees of the Fund on January 27, 2004, and Mr. Hegarty became a Trustee of the Fund on December 16, 2004.


(5) Mr. Poorvu retired as a Trustee of the Fund on December 31, 2004; and Ms. Smith retired as a Trustee of the Fund on March 23, 2005.


(6) Ms. Thomsen became a Trustee of the Fund on March 23, 2005. From December 16, 2004 to March 23, 2005, Ms. Thomsen was an Advisory Trustee of the Fund and as such received compensation from the Fund for that period. This compensation is included in the amount stated in the table for the period covered by the table, if applicable.


                                  Part I -- A-1

COMMITTEES

The Board has established the following Committees:
.................................................................................


                          NUMBER OF
                       MEETINGS IN LAST
NAME OF COMMITTEE        FISCAL YEAR                        FUNCTIONS                        CURRENT MEMBERS(1)
-----------------------------------------------------------------------------------------------------------------
AUDIT                         16           Oversees the accounting and auditing            Butler*, Ives*, Lane*,
COMMITTEE                                  procedures of the Fund and, among other         Sherratt*, Thomsen*
                                           things, considers the selection of the          and Uek*
                                           independent accountants for the Fund and the
                                           scope of the audit, and considers the effect
                                           on the independence of those accountants of
                                           any non-audit services such accountants
                                           provide to the Fund and any audit or
                                           non-audit services such accountants provide
                                           to other MFS Funds, MFS and/or certain
                                           affiliates. The Committee is also
                                           responsible for establishing procedures for
                                           the receipt, retention and treatment of
                                           complaints received by the Fund regarding
                                           accounting, internal accounting controls, or
                                           auditing matters and the confidential,
                                           anonymous submission of concerns regarding
                                           questionable Fund accounting matters by
                                           officers of the Fund and employees of the
                                           Fund's investment adviser, administrator,
                                           principal underwriter or any other provider
                                           of accounting-related services to the Fund.

COMPLIANCE AND                8            Oversees the development and implementation     Butler*, Cohn*,
GOVERNANCE                                 of the Fund's regulatory and fiduciary          Gunning*, Gutow*,
COMMITTEE                                  compliance policies, procedures and             Hegarty*, Ives*
                                           practices under the 1940 Act and other          (ex-officio member)
                                           applicable laws as well as oversight of         and Sherratt*
                                           compliance policies of the Fund's investment
                                           adviser and certain other service providers
                                           as they relate to Fund activities. The
                                           Fund's Independent Chief Compliance Officer,
                                           reports directly to the Committee and
                                           assists the Committee in carrying out its
                                           responsibilities. In addition, the Committee
                                           advises and makes recommendations to the
                                           Board on matters concerning Trustee
                                           practices and recommendations concerning the
                                           functions and duties of the committees of
                                           the Board.

CONTRACTS REVIEW              5            Requests, reviews and considers the             All non-interested
COMMITTEE                                  information deemed reasonably necessary to      Trustees of the Board
                                           evaluate the terms of the investment            (Butler, Cohn,
                                           advisory and principal underwriting             Gunning, Gutow,
                                           agreements and the Plan of Distribution         Hegarty, Ives, Lane,
                                           under Rule 12b-1 that the Fund proposes to      Perera, Sherratt,
                                           renew or continue, and to make its              Thomsen and Uek)
                                           recommendations to the full Board of
                                           Trustees on these matters.


                                  Part I -- A-2

                          NUMBER OF
                       MEETINGS IN LAST
NAME OF COMMITTEE        FISCAL YEAR                        FUNCTIONS                        CURRENT MEMBERS(1)
-----------------------------------------------------------------------------------------------------------------
NOMINATION AND                1            Recommends qualified candidates to the Board    All non-interested
COMPENSATION                               in the event that a position is vacated or      Trustees of the Board
COMMITTEE                                  created. The Committee will consider            (Butler, Cohn,
                                           recommendations by shareholders when a          Gunning, Gutow,
                                           vacancy exists. Shareholders wishing to         Hegarty, Ives, Lane,
                                           recommend candidates for Trustee for            Perera, Sherratt,
                                           consideration by the Committee may do so by     Thomsen and Uek)
                                           writing to the Fund's Secretary at the
                                           principal executive office of the Fund. Such
                                           recommendations must be accompanied by
                                           biographical and occupational data on the
                                           candidate (including whether the candidate
                                           would be an "interested person" of the
                                           Fund), a written consent of the candidate to
                                           be named as a nominee and to serve as
                                           Trustee if elected, record and ownership
                                           information for the recommending shareholder
                                           with respect to the Fund, and a description
                                           of any arrangements or understandings
                                           regarding recommendation of the candidate
                                           for consideration. The Committee is also
                                           responsible for making recommendations to
                                           the Board regarding any necessary standards
                                           or qualifications for service on the Board.
                                           The Committee also reviews and makes
                                           recommendations to the Board regarding
                                           compensation for the non-interested
                                           Trustees.

PORTFOLIO                     7            Oversees the policies, procedures, and          Cohn*, Gunning*,
TRADING AND                                practices of the Fund with respect to           Gutow*, Hegarty*,
MARKETING                                  brokerage transactions involving portfolio      Ives* (ex-officio
REVIEW                                     securities as those policies, procedures,       member) and Perera*
COMMITTEE                                  and practices are carried out by MFS and its
                                           affiliates. The Committee also oversees the
                                           administration of the Fund's proxy voting
                                           policies and procedures by MFS. In addition,
                                           the Committee receives reports from MFS
                                           regarding the policies, procedures, and
                                           practices of MFS and its affiliates in
                                           connection with their marketing and
                                           distribution of shares of the Fund.


                                  Part I -- A-3

                          NUMBER OF
                       MEETINGS IN LAST
NAME OF COMMITTEE        FISCAL YEAR                        FUNCTIONS                        CURRENT MEMBERS(1)
-----------------------------------------------------------------------------------------------------------------
PRICING COMMITTEE             7            Oversees the determination of the value of      Ives* (ex-officio
                                           the portfolio securities and other assets       member), Lane*,
                                           held by the Fund and determines or causes to    Perera*, Thomsen and
                                           be determined the fair value of securities      Uek
                                           and assets for which market quotations are
                                           not "readily available" in accordance with
                                           the 1940 Act. The Committee delegates
                                           primary responsibility for carrying out
                                           these functions to MFS and MFS' internal
                                           valuation committee pursuant to pricing
                                           policies and procedures approved by the
                                           Committee and adopted by the full Board,
                                           which include methodologies to be followed
                                           by MFS to determine the fair values of
                                           portfolio securities and other assets held
                                           by the Fund for which market quotations are
                                           not readily available. The Committee meets
                                           periodically with the members of MFS'
                                           internal valuation committee to review and
                                           assess the quality of fair valuation and
                                           other pricing determinations made pursuant
                                           to the Fund's pricing policies and
                                           procedures, and to review and assess the
                                           policies and procedures themselves. The
                                           Committee also exercises the
                                           responsibilities of the Board under the
                                           Amortized Cost Valuation Procedures approved
                                           by the Board on behalf of each Fund which
                                           holds itself out as a "money market fund" in
                                           accordance with Rule 2a-7 under the 1940 Act

SERVICES                     2**           Reviews and evaluates the contractual           Gunning*, Ives*
CONTRACTS                                  arrangements of the Fund relating to            Lane*, Sherratt* and
COMMITTEE                                  transfer agency, administrative services,       Thomsen*
                                           custody, pricing and bookkeeping services
                                           and lending of portfolio securities and
                                           makes recommendations to the full Board of
                                           Trustees on these matters


------------------------
(1) The Trustees' Identification and Background are set forth in Appendix E to
    Part II.
  * Non-interested or independent Trustees.

 ** The Board of Trustees established the Services Contracts Committee on
    September 27, 2005. For periods prior to September 27, 2005, the functions of the Services Contracts Committee were performed by the Fund's Audit Committee.


                                  Part I -- A-4

PART I - APPENDIX B

AFFILIATED SERVICE PROVIDER COMPENSATION
.................................................................................


For information regarding sales charges and distribution payments paid to MFD, see Appendix D. The Fund paid compensation to its affiliated service providers over the specified periods as follows.



                                                  PAID TO MFS FOR
                        PAID TO MFS     AMOUNT        GENERAL       PAID TO MFSC FOR   AMOUNT       AGGREGATE
                        FOR ADVISORY    WAIVED    ADMINISTRATIVE    TRANSFER AGENCY    WAIVED    AMOUNT PAID TO
  FISCAL YEAR ENDED       SERVICES      BY MFS       SERVICES          SERVICES*       BY MFSC    MFS AND MFSC
----------------------------------------------------------------------------------------------------------------
  October 31, 2005       $1,444,050    $902,999       $42,014           $385,766         N/A       $1,871,830
  October 31, 2004       $1,642,806    $814,892       $34,726           $467,239         N/A       $2,144,771
  October 31, 2003       $1,916,318    $574,888       $37,889           $405,960         N/A       $2,360,167


------------------------
* In addition to the fees disclosed, the Fund paid certain out-of-pocket expenses incurred by MFSC.

                                  Part I -- B-1

PART I - APPENDIX C


PORTFOLIO MANAGERS

.................................................................................


COMPENSATION


Portfolio manager total cash compensation is a combination of base salary and performance bonus:



- Base Salary - Base salary represents a relatively smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.



- Performance Bonus - Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.



(Pointing Finger)

     The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Fund and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account. The primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).



(Pointing Finger)

     The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management's assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from Fund and other account performance).



Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.



Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage of compensation provided by these benefits depends upon the length of the individual's tenure at MFS and salary level as well as other factors.



OWNERSHIP OF FUND SHARES


The following table shows the dollar range of equity securities of the Fund beneficially owned by the Fund's portfolio managers as of the Fund's fiscal year ended October 31, 2005. The following dollar ranges apply:



  N. None


  A. $1 - $10,000


  B. $10,001 - $50,000


  C. $50,001 - $100,000


  D. $100,001 - $500,000


  E. $500,001 - $1,000,000


  F. Over $1,000,000



                                                                     DOLLAR RANGE OF EQUITY
NAME OF PORTFOLIO MANAGER                                              SECURITIES IN FUND
-------------------------------------------------------------------------------------------
  James J. Calmas                                                               C
  Robert D. Persons                                                             B
  Scott B. Richards                                                             B
  Matthew W. Ryan                                                               B
  Erik S. Weisman                                                               B


                                  Part I -- C-1

OTHER ACCOUNTS


In addition to the Fund, the Fund's portfolio managers are responsible (either individually or jointly) for the day-to-day management of certain other accounts, the number and total assets of which as of the Fund's fiscal year ended October 31, 2005 were as follows:



                        REGISTERED INVESTMENT COMPANIES   OTHER POOLED INVESTMENT VEHICLES         OTHER ACCOUNTS
                        -------------------------------   --------------------------------   --------------------------
                         NUMBER OF                         NUMBER OF                         NUMBER OF
NAME                     ACCOUNTS*      TOTAL ASSETS*       ACCOUNTS       TOTAL ASSETS      ACCOUNTS     TOTAL ASSETS
-----------------------------------------------------------------------------------------------------------------------
  James J. Calmas             8          $3.3 billion           4         $768.1 million         2       $596.3 million
  Robert D. Persons           9          $5.4 billion           1         $335.5 million         1       $187.4 million
  Scott B. Richards          13          $4.8 billion           2         $548.8 million         2       $519.2 million
  Matthew W. Ryan            10          $2.5 billion           3           $1.7 billion         6       $733.6 million
  Erik S. Weisman             8          $1.3 billion           3           $1.1 billion         0                   $0


------------------------

* Includes the Fund.



Advisory fees are not based upon performance of any of the accounts identified in the table above.



POTENTIAL CONFLICTS OF INTEREST


MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Fund and other accounts and has adopted policies and procedures designed to address such potential conflicts.



In certain instances there may be securities which are suitable for the Fund's portfolio as well as for accounts with similar investment objectives of the Adviser or subsidiary of the Adviser, Securities transactions for the Fund and other accounts with similar investment objectives are generally executed on the same day, or the next day. Nevertheless, it may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security.



When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price of volume of the security as far as the Fund is concerned. In most cases, however, MFS believes that the Fund's ability to participate in volume transactions will produce better executions for the Fund.



MFS does not receive a performance fee for its management of the Fund. MFS and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund -- for instance, those that pay a higher advisory fee and/or have a performance fee.


                                  Part I -- C-2

PART I - APPENDIX D

SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

SALES CHARGES
.................................................................................

The following sales charges were paid during the specified periods:


                     CLASS A INITIAL SALES CHARGES:        CDSC PAID TO MFD ON:
                               RETAINED   REALLOWED    CLASS A   CLASS B    CLASS C
 FISCAL YEAR END     TOTAL      BY MFD    TO DEALERS   SHARES     SHARES    SHARES
-----------------------------------------------------------------------------------
 October 31, 2005   $376,813   $57,223     $319,590    $3,908    $147,194   $2,820
 October 31, 2004   $310,215   $41,487     $268,728    $4,904    $259,752   $7,127
 October 31, 2003   $278,813   $39,139     $239,674    $6,892    $347,145   $5,753


DEALER REALLOWANCES
.................................................................................

As shown above, MFD pays (or "reallows") a portion of the Class A initial sales charge to dealers. The dealer reallowance as expressed as a percentage of the Class A shares' offering price is:

                                                DEALER REALLOWANCE AS A
AMOUNT OF PURCHASE                             PERCENT OF OFFERING PRICE
     Less than $100,000                                 4.00%
     $100,000 but less than $250,000                    3.20%
     $250,000 but less than $500,000                    2.25%
     $500,000 but less than $1,000,000                  1.70%
     $1,000,000 or more                                   N/A

------------------------
* A CDSC will apply to such purchase for Class A shares only.

DISTRIBUTION PLAN PAYMENTS
.................................................................................


During the fiscal year ended October 31, 2005, the Fund made the following Distribution Plan payments:



                                                AMOUNT OF DISTRIBUTION AND SERVICE FEES:
CLASS OF SHARES                        PAID BY FUND        RETAINED BY MFD        PAID TO DEALERS
--------------------------------------------------------------------------------------------------------------------------
  Class A Shares                        $  679,604            $224,838               $454,766
  Class B Shares                        $1,192,860            $898,439               $294,421
  Class C Shares                        $  353,131            $ 34,944               $318,188
  Class I Shares                               N/A                 N/A                    N/A



Amounts retained by MFD represent fees paid to MFD but not yet reallowed to intermediaries as of the close of the period, compensation to MFD for commissions advanced by MFD to financial intermediaries upon sale of fund shares and compensation for MFD's distribution and shareholder servicing costs.


                                  Part I -- D-1

PART I - APPENDIX E

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

BROKERAGE COMMISSIONS
.................................................................................

The following brokerage commissions were paid by the Fund during the specified time periods:


                                        BROKERAGE COMMISSIONS
          FISCAL YEAR ENDED                 PAID BY FUND
-------------------------------------------------------------
  October 31, 2005                             $1,302
  October 31, 2004                             $4,896
  October 31, 2003                             $  115


SECURITIES ISSUED BY REGULAR BROKER-DEALERS
.................................................................................


During the fiscal year ended October 31, 2005, the Fund purchased securities issued by the following regular broker-dealers of the Fund, which had the following values as of October 31, 2005:



                                         VALUE OF SECURITIES
            BROKER-DEALER               AS OF OCTOBER 31, 2005
--------------------------------------------------------------
  Citigroup, Inc.                             $1,950,923
  Deutsche Bank                               $1,110,120
  J.P. Morgan Chase & Co.                     $3,706,006
  Lehman Brothers Holdings, Inc.              $1,566,259
  Morgan Stanley                              $1,207,080


TRANSACTIONS WITH RESEARCH FIRMS
.................................................................................


During the last fiscal year ended October 31, 2005, the Fund allocated the following amount of the transactions, and related commissions, to broker-dealer firms that have been deemed by the Adviser to provide valuable Research ("Research Firms"). The provision of Research was not necessarily a factor in the placement of this business with such Research Firms.(1)


DOLLAR AMOUNT OF     COMMISSIONS PAID ON
TRANSACTIONS WITH     TRANSACTIONS WITH
 RESEARCH FIRMS        RESEARCH FIRMS
----------------------------------------
        N/A                   N/A

------------------------

(1) The amounts shown do not include transactions directed to electronic communication networks (ECNs) owned by the Research Firms.

                                  Part I -- E-1

PART I - APPENDIX F

SHARE OWNERSHIP

OWNERSHIP BY TRUSTEES AND OFFICERS

As of January 31, 2006, the current Trustees and officers of the Trust as a group owned less than 1% of any class of the Fund's shares.



The following table shows the dollar range of equity securities beneficially owned by each current Trustee in the Fund and, on an aggregate basis, in all MFS funds overseen by the Trustee, as of December 31, 2005. The following dollar ranges apply:


     N.  None

     A.  $1 -- $10,000

     B.  $10,001 -- $50,000

     C.  $50,001 -- $100,000

     D.  Over $100,000


                                                                       AGGREGATE DOLLAR RANGE OF
                                           DOLLAR RANGE OF EQUITY      EQUITY SECURITIES IN ALL MFS
NAME OF TRUSTEE                            SECURITIES IN THE FUND      FUNDS OVERSEEN BY TRUSTEES
....................................................................................................
INTERESTED TRUSTEES
  Robert J. Manning                                  N                             D
  Robert C. Pozen                                    N                             D
NON-INTERESTED TRUSTEES
  Robert E. Butler(1)                                N                             N
  Lawrence H. Cohn, M.D.                             B                             D
  David. H. Gunning                                  N                             D
  William R. Gutow                                   N                             D
  Michael Hegarty                                    N                             D
  J. Atwood Ives                                     B                             D
  Amy B. Lane                                        N                             A
  Lawrence T. Perera                                 A                             D
  J. Dale Sherratt                                   B                             D
  Laurie J. Thomsen                                  N                             D
  Robert W. Uek(1)                                   N                             N


------------------------

(1) Messrs. Butler and Uek became Trustees of the fund on January 1, 2006.


25% OR GREATER OWNERSHIP

The following table identifies those investors who own 25% or more of the Fund's shares (all share classes taken together) as of January 31, 2006, and are therefore presumed to control the Fund:


                                    JURISDICTION OF ORGANIZATION
NAME AND ADDRESS OF INVESTOR               (IF A COMPANY)                PERCENTAGE OWNERSHIP
----------------------------------------------------------------------------------------------
           N/A

                                  Part I -- F-1

5% OR GREATER OWNERSHIP OF SHARE CLASS

The following table identifies those investors who own 5% or more of any class of the Fund's shares as of January 31, 2006. All holdings are of record unless indicated otherwise.



NAME AND ADDRESS OF INVESTOR OWNERSHIP                            PERCENTAGE
............................................................................................
Charles Schwab & Co. Inc.                                         5.65% of Class A shares
FBO Clearing Customers
101 Montgomery St.
San Francisco, CA 94104
............................................................................................
Citigroup Global Markets Inc.                                     6.12% of Class B shares
SURPAS House Account                                              10.62% of Class C shares
Attn: Cindy Tempesta 7th Fl.
333 W. 34th Street
New York, NY 10001
............................................................................................
Merrill Lynch, Pierce, Fenner & Smith, Inc.                       5.87% of Class B shares
For the Sole Benefit of Its Customers                             9.14% of Class C shares
4800 Deer Lake Drive East
Jacksonville, FL 32246
............................................................................................
MFS Heritage Trust Company, Trustee                               79.51% of Class I shares
GCC Savings Plan for Hourly Assoc.
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116
............................................................................................
TRS MFS Def Contribution Plan                                     18.02% of Class I shares
c/o Mark Leary
MFS Investment Management, Inc.
500 Boylston St., 6th Fl.
Boston, MA 02116
............................................................................................


                                  Part I -- F-2

                            MFS(R) SERIES TRUST VIII

                           MFS(R) GLOBAL GROWTH FUND

                          MFS(R) STRATEGIC INCOME FUND


                                     PART C

ITEM 23.    EXHIBITS

            1(a) Amended and Restated Declaration of Trust, dated December 16, 2004. (20)


             (b) Amendment, dated March 10, 2005, to the Declaration of Trust - Establishment and Designation of Class R Shares, Class R3 Shares, Class R4 Shares and Class R5 Shares for MFS Global Growth Fund. (23)


          (c) Amendment, dated April 1, 2005, to the Declaration of Trust - Redesignation of Class R1 Shares as Class R Shares and of Class R2 Shares as Class R3 Shares for MFS Global Growth Fund.
                  (23)



            2(a) Master Amended and Restated By-Laws, dated January 1, 2002, as revised June 23, 2004. (25)



             (b) Appendix A, dated June 28, 2005 as revised, dated February 21, 2006, to the Master Amended and Restated By-Laws, dated January 1, 2002. (24)


            3     Form of Share Certificate for Classes of Shares. (6)

            4 Investment Advisory Agreement for the Trust, dated January 1, 2002. (14)

            5(a)  Distribution Agreement dated January 1, 1995. (1)

             (b) Dealer Agreement between MFS Fund Distributors, Inc. ("MFD"), and a dealer, and the Mutual Fund Agreement between MFD and a bank effective April 6, 2001. (7)

            6(a) Retirement Plan for Non-Interested Person Trustees, as amended and restated February 10, 1999. (12)

             (b)  Amendment to Master Retirement Plan, dated July 1, 2002. (4)

             (c)  Retirement Benefit Deferral Plan, dated July 1, 2002. (15)

            7(a) Master Custodian Agreement between Registrant and State Street Bank & Trust Company, dated July 2, 2001. (9)

             (b) Global Custody Agreement between Registrant and Chase Manhattan Bank, dated July 2, 2001. (9)


             (c) Exhibit A, dated April 26, 2005, to the Master Custodian Contract between Registrant and State Street Bank and Trust Company and JP Morgan Chase Bank, dated July 2, 2001. (22)


             (d) Form of Amended Amendment No. 3, dated September 30, 2004, to the Master Custodian Agreement with State Street Bank and Trust Company. (19)

             (e) Amendment No. 2, dated May 2, 2003, to the Master Custodian Agreement with State Street Bank and Trust Company. (10)


             (f) Amendment, dated December 28, 2004 to the Master Custodian Agreement with State Street Bank and Trust Company. (18)



             (g) Amendment, dated December 31, 2004, to the JP Morgan Chase Custodian Contract. (22)


            8(a) Shareholder Servicing Agent Agreement between the Registrant and MFS Service Center, Inc., dated May 6, 1991. (1)

             (b) Amendment to Exhibit B of Shareholder Servicing Agent Agreement, dated April 1, 2003 to amend fee schedule. (13)

             (c) Amendment to Shareholder Servicing Agreements, dated February 22, 2005. (21)

             (d)  Dividend Disbursing Agent Agreement dated May 6, 1991. (1)



             (e) Master Administrative Services Agreement dated March 1, 1997, as amended and restated April 1, 1999. (8)

             (f) Exhibit A, as revised July 26, 2005, to the Amended and Restated Master Administrative Services Agreement. (11).


          (g) Master 529 Administrative Services Agreement, dated August 1, 2002. (5)



             (h) Addendum, dated October 16, 2002, to the Master 529 Administrative Services Agreement. (5)



             (i) Exhibit A, dated July 20, 2004, to the Master 529 Administrative Services Agreement. (16)



             (j) Master Class R Plan Administration and Service Agreement, as of April 1, 2005. (19)



             (k) Exhibit A, dated July 26, 2005, to the Master Class R Plan Administration and Service Agreement. (25)



            9 Opinion and Consent of Counsel, dated February 23, 2006; filed herewith.



            10(a) Consent of Ernst & Young LLP, dated February 23, 2006 for MFS
                  Strategic Income Fund; filed herewith.



              (b) Consent of Deloitte & Touche LLP , dated February 23, 2006, for MFS Global Growth Fund; filed herewith.


            11    Not Applicable.

            12    Not Applicable.


            13(a) Master Distribution Plan pursuant to Rule 12b-1 under the
                  Investment Company Act of 1940 effective January 1, 1997, and Amended and Restated, effective January 24, 2006. (24)



              (b) Exhibit A as of February 21, 2006 to the Plan pursuant to Rule
                  12b-1 under the Investment Company Act of 1940. (24)


            14    Not Applicable.


            15(a) Plan pursuant to Rule 18f-3(d) under the Investment Company
                  Act of 1940 effective September 6, 1996 and amended and restated effective January 24, 2006. (24)



              (b) Exhibit A as of February 21, 2006 to the Plan pursuant to Rule
                  18f(3)(d) under the Investment Company Act of 1940. (24)

            16(a) Code of Ethics as amended and restated effective January 1,
                  2005, pursuant to Rule 17j-1 under the Investment Company Act of 1940. (17)

            (b) Code of Ethics for Personal Trading and Conduct for Non-Management Directors of MFS, effective October 16, 2004.
                  (3)

            (c) Code of Ethics for Non-MFS Management Trustees effective January 1, 2005. (17)


            Power of Attorney, dated September 1, 2005. (25) Power of Attorney, dated September 27, 2005. (2) Power of Attorney, dated November 1, 2005. (2) Power of Attorney, dated November 1, 2005. (2) Power of Attorney, dated January 1, 2006. (24) Power of Attorney, dated January 1, 2006. (24)



----------
(1) Incorporated by reference to Registrant's Post-Effective Amendment No. 10 filed with the SEC via EDGAR on November 8, 1995.

(2) Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 58 filed with the SEC via EDGAR on November 28, 2005.

(3) Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 44 filed with the SEC via EDGAR on October 29, 2004.
(4) Incorporated by reference to MFS Series Trust VI (File Nos. 33-34502 and 811-6102) Post-Effective Amendment No. 18 filed with the SEC via EDGAR on December 23, 2002.
(5) Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 43 filed with the SEC via EDGAR on November 27, 2002.
(6) Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 25 filed with the SEC via EDGAR on August 27, 1996.
(7) Incorporated by reference to MFS Growth Opportunities Fund (File Nos. 2-36431 and 811-2032) Post-Effective Amendment No. 41 filed with the SEC via EDGAR on April 30, 2001
(8) Incorporated by reference to MFS Series Trust III (File Nos. 2-60491 and 811-2794) Post-Effective Amendment No. 28 filed with the SEC via EDGAR on March 31, 1999.
(9) Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 34 filed with the SEC via EDGAR on July 30, 2001.
(10) Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 46 filed with the SEC via EDGAR on September 26, 2003.

(11) Incorporated by reference to MFS Institutional Trust (File Nos. 33-37615 and 811-6174) Post-Effective Amendment No. 26 filed with the SEC via EDGAR on August 29, 2005.

(12) Incorporated by reference to MFS Government Limited Maturity Fund (File Nos. 2-96738 and 811-4253) Post-Effective Amendment No. 20 filed with the SEC via EDGAR on February 26, 1999.
(13) Incorporated by reference to Registrant's Post-Effective Amendment No. 22 filed with the SEC via EDGAR on October 30, 2003.
(14) Incorporated by reference to Registrant's Post-Effective Amendment No. 19 filed with the SEC via EDGAR on February 28, 2002.
(15) Incorporated by reference to MFS Series Trust IX (File Nos. 2-50409 and 811-2464) Post-Effective Amendment No. 44 filed with the SEC via EDGAR on August 1, 2002.
(16) Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 50 filed with the SEC via EDGAR on July 9, 2004.

(17) Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 45 filed with the SEC via EDGAR on December 29, 2004.
(18) Incorporated by reference to MFS Series Trust XI (File Nos. 33-68310 and 811-7992) Post-Effective Amendment No. 22 filed with the SEC via EDGAR on January 28, 2005.
(19) Incorporated by reference to MFS Series Trust III (File Nos. 2-60491 and 811-2794) Post-Effective Amendment No. 37 filed with the SEC via EDGAR on March 31, 2005.
(20) Incorporated by reference to Registrant's Post-Effective Amendment No. 24 filed with the SEC via EDGAR on February 25, 2005.
(21) Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 55 filed with the SEC via EDGAR on March 14, 2005.

(22) Incorporated by reference to MFS Series Trust IX (File Nos. 2-50409 and 811-2464) Post-Effective Amendment No. 59 filed with the SEC via EDGAR on June 29, 2005.
(23) Incorporated by reference to Registrant's Post-Effective Amendment No. 25 filed with the SEC via EDGAR on March 31, 2005.
(24) Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 48 filed with the SEC via EDGAR on February 24, 2006.
(25) Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 57 filed with the SEC via EDGAR on September 28, 2005.


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

      Not applicable.

ITEM 25. INDEMNIFICATION

      Reference is hereby made to (a) Article V of the Registrant's Amended and Restated Declaration of Trust, dated December 16, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 24 filed with the SEC via EDGAR on February 25, 2005 and (b) Section 9 of the Shareholder Servicing Agent Agreement, incorporated by reference to the Registrant's Post-Effective Amendment No. 10 filed with the SEC via EDGAR on November 8, 1995.

      The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser and principal underwriter are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


      MFS serves as investment adviser to the following open-end Funds comprising the MFS Family of Funds: MASSACHUSETTS INVESTORS GROWTH STOCK FUND; MASSACHUSETTS INVESTORS TRUST; MFS GOVERNMENT LIMITED MATURITY FUND; MFS GOVERNMENT SECURITIES FUND; MFS GROWTH OPPORTUNITIES FUND; MFS SERIES TRUST I (which has 8 series: MFS Cash Reserve Fund, MFS Core Equity Fund, MFS Core Growth Fund, MFS New Discovery Fund, MFS Research International Fund, MFS Strategic Growth Fund, MFS Technology Fund and MFS Value Fund); MFS SERIES TRUST II (which has one series: MFS Emerging Growth Fund); MFS SERIES TRUST III (which has three series: MFS High Income Fund, MFS High Yield Opportunities Fund and MFS Municipal High Income Fund); MFS SERIES TRUST IV (which has four series: MFS Government Money Market Fund, MFS Mid Cap Growth Fund, MFS Money Market Fund and MFS Municipal Bond Fund); MFS SERIES TRUST V (which has three series: MFS International New Discovery Fund, MFS Research Fund and MFS Total Return Fund); MFS SERIES TRUST VI (which has three series: MFS Global Equity Fund, MFS Global Total Return Fund and MFS Utilities Fund); MFS SERIES TRUST VII (which has one series: MFS Capital Opportunities Fund); MFS SERIES TRUST VIII (which has two series: MFS Global Growth Fund and MFS Strategic Income Fund); MFS SERIES TRUST IX (which has seven series: MFS Bond Fund, MFS Inflation-Adjusted Bond Fund, MFS Intermediate Investment Grade Bond Fund, MFS Limited Maturity Fund, MFS Municipal Limited Maturity Fund, MFS Research Bond Fund and MFS Research Bond Fund J); MFS SERIES TRUST X (which has 13 series: MFS Aggressive Growth Allocation Fund, MFS Conservative Allocation Fund, MFS Emerging Markets Debt Fund, MFS Emerging Markets Equity Fund, MFS Floating Rate High Income Fund, MFS Growth Allocation Fund, MFS International Diversification Fund, MFS International Growth Fund, MFS International Value Fund, MFS Moderate Allocation Fund, MFS New Endeavor Fund and MFS Strategic Value Fund); MFS SERIES TRUST XI (which has two series: MFS Mid Cap Value Fund and MFS Union Standard Equity
Fund); MFS SERIES TRUST XII (which has 5 series: MFS Lifetime Retirement Income Fund, MFS Lifetime 2010 Fund, MFS Lifetime 2020 Fund, MFS Lifetime 2030 Fund and MFS Lifetime 2040 Fund; and MFS MUNICIPAL SERIES TRUST (which has 16 series: MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS Municipal Income Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund and MFS West Virginia Municipal Bond Fund (the "MFS Funds"). The principal business address of each of the MFS Funds is 500 Boylston Street, Boston, Massachusetts, 02116.



      MFS also serves as investment adviser of the following open-end Funds: MFS Institutional Trust ("MFSIT") (which has four series) and MFS Variable Insurance Trust ("MVI") (which has 16 series). The principal business address of each of the aforementioned funds is 500 Boylston Street, Boston, Massachusetts, 02116.



      In addition, MFS serves as investment adviser to the following closed-end funds: MFS Charter Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Multimarket Income Trust, MFS Municipal Income Trust and MFS Special Value Trust (the "MFS Closed-End Funds"). The principal business address of each of the MFS Closed-End Funds is 500 Boylston Street, Boston, Massachusetts, 02116.



      Lastly, MFS serves as investment adviser to MFS/Sun Life Series Trust ("MFS/SL") (which has 28 series), Capital Appreciation Variable Account, Global

Governments Variable Account, Government Securities Variable Account, High Yield Variable Account, Money Market Variable Account and Total Return Variable Account (collectively, the "Accounts"). The principal business address of MFS/SL is 500 Boylston Street, Boston, Massachusetts, 02116. The principal business address of each of the aforementioned Accounts is One Sun Life Executive Park, Wellesley Hills, Massachusetts, 02181.



      The Directors of MFS are Robert J. Manning, Martin E. Beaulieu, Robin A. Stelmach, Donald A. Stewart, C. James Prieur, William W. Stinson, James C. Baillie, Ronald W. Osborne and William K. O'Brien. Robert C. Pozen is the Chairman, Mr. Manning is Chief Executive Officer, Chief Investment Officer and President, Mr. Beaulieu is Executive Vice President and the Director of Global Distribution, Robin A. Stelmach is Executive Vice President and Chief Operating Officer; Maria D. Dwyer is Executive Vice President and Chief Regulatory Officer, [TBA] is an Executive Vice President, General Counsel and Secretary, Mitchell C. Freestone and Brian T. Hourihan are Assistant Secretaries, Michael
W. Roberge is an Executive Vice President, Chief Fixed Income Officer and Director of Fixed Income Research, David A. Antonelli is an Executive Vice President and Chief Equity Officer, Deborah H. Miller is an Executive Vice President and Director of Equity Quantitative Research, Paul T. Kirwan is an Executive Vice President and Chief Financial Officer, Thomas B. Hastings is a Senior Vice President and Treasurer, Michael H. Whitaker is a Senior Vice President and Chief Compliance Officer and Joseph E. Lynch is the Assistant Treasurer.

      MASSACHUSETTS INVESTORS TRUST
      MASSACHUSETTS INVESTORS GROWTH STOCK FUND
      MFS GROWTH OPPORTUNITIES FUND
      MFS GOVERNMENT SECURITIES FUND
      MFS GOVERNMENT LIMITED MATURITY FUND
      MFS SERIES TRUST I
      MFS SERIES TRUST II
      MFS SERIES TRUST III
      MFS SERIES TRUST IV
      MFS SERIES TRUST V
      MFS SERIES TRUST VI
      MFS SERIES TRUST VII
      MFS SERIES TRUST VIII
      MFS SERIES TRUST IX
      MFS SERIES TRUST X
      MFS SERIES TRUST XI
      MFS SERIES TRUST XII
      MFS MUNICIPAL SERIES TRUST
      MFS VARIABLE INSURANCE TRUST
      MFS INSTITUTIONAL TRUST
      MFS MUNICIPAL INCOME TRUST
      MFS MULTIMARKET INCOME TRUST
      MFS GOVERNMENT MARKETS INCOME TRUST
      MFS INTERMEDIATE INCOME TRUST
      MFS CHARTER INCOME TRUST
      MFS SPECIAL VALUE TRUST



      J. Atwood Ives is the Chair, Robert J. Manning is President, Tracy A. Atkinson, a Senior Vice President of MFS, is Treasurer, James O. Yost, Ellen M. Moynihan, David L. DiLorenzo and Mark Fischer, Vice Presidents of MFS, are the Assistant Treasurers, Mark N. Polebaum, Senior Vice President, General Counsel and Secretary of MFS, is the Secretary, Brian T. Hourihan, Vice President and Senior Counsel, Christopher R. Bohane and Susan A. Pereira, Vice Presidents and Senior Counsels of MFS and Ethan D. Corey, Special Counsel of MFS are Assistant Secretaries and Assistant Clerks.



      MFS/SUN LIFE SERIES TRUST



      J. Kermit Birchfield is Chairman, Robert J. Manning is President, Tracy A. Atkinson is the Treasurer, James O. Yost, Ellen M. Moynihan, David L. DiLorenzo and Mark Fischer are the Assistant Treasurers, [TBA] is the Secretary, Brian T. Hourihan is the Assistant Secretary and Assistant Clerk.

      MONEY MARKET VARIABLE ACCOUNT
      HIGH YIELD VARIABLE ACCOUNT
      CAPITAL APPRECIATION VARIABLE ACCOUNT
      GOVERNMENT SECURITIES VARIABLE ACCOUNT
      TOTAL RETURN VARIABLE ACCOUNT
      GLOBAL GOVERNMENTS VARIABLE ACCOUNT



      J. Kermit Birchfield is Chairman, Robert J. Manning is President and a Director, Tracy A. Atkinson is Treasurer, Jim Yost, Ellen M. Moynihan, David L. DiLorenzo and Mark Fischer are the Assistant Treasurers, [TBA] is the Secretary and Brian T. Hourihan, Christopher R. Bohane, Ethan D. Corey and Susan A. Pereira are the Assistant Secretaries.



      MFS FLOATING RATE INCOME FUND - (CAYMAN ISLANDS REGISTERED FUND) MFS MERIDIAN FUNDS, SICAV



      Martin E. Beaulieu, Maria F. Dwyer and Robin A. Stelmach are Directors, Tracy A. Atkinson is Treasurer, James O. Yost and Ellen M. Moynihan are the Assistant Treasurers, and Christopher R. Bohane is the Assistant Secretary.



      MFS INTERNATIONAL LTD. ("MIL BERMUDA"), a limited liability company organized under the laws of Bermuda and a subsidiary of MFS, whose principal business address is Canon's Court, 22 Victoria Street, Hamilton HM 12 Bermuda, serves as investment adviser to and distributor for MFS Floating Rate Income Fund and the MFS Meridian Funds, SICAV ("SICAV Funds"). The SICAV Funds are organized in Luxembourg and qualify as an undertaking for collective investments in transferable securities (UCITS). The principal business address of the Funds is 47, Boulevard Royal, L-2449 Luxembourg. The SICAV Funds include Asia Pacific Ex-Japan Fund, Continental European Equity Fund, Emerging Markets Debt Fund, Emerging Markets Equity Fund, Euro Reserve Fund, European Bond Fund, European Equity Fund, European Growth Fund, European High Yield Bond Fund, European Smaller Companies Fund, European Value Fund, Global Balanced Fund, Global Equity Fund, Global Growth Fund, Global Value Fund, Inflation-Adjusted Bond Fund, Japan Equity Fund, Limited Maturity Fund, Research Bond Fund, Research International Fund, Strategic Income Fund, Technology Fund, UK Equity Fund, US Dollar Money Market Fund, US Emerging Growth Fund, US Equity Fund, US Government Bond Fund, US High Yield Bond Fund, US Research Fund, US Strategic Growth Fund and US Value Fund. The MFS Floating Rate Income Fund is organized as an exempt company under the laws of the Cayman Islands. The principal business address for the MFS Floating Rate Income Fund is P.O. Box 309, Grand Cayman, Cayman Islands, British West Indies.



      Mark C. Rogers is Director and President, Paul T. Kirwan is the Treasurer, Mark N. Polebaum is the Secretary, Mitchell C. Freestone, Ethan D. Corey, Jeremy Kream, Mark D. Kaplan, Suzanne Michaud, Susan Newton and Brian T.

Hourihan are Assistant Secretaries and Thomas B. Hastings is the Assistant Treasurer. Timothy F. Tierney is the Tax Officer.



      MFS INTERNATIONAL (U.K.) LTD. ("MIL-UK"), a private limited company registered with the Registrar of Companies for England and Wales whose current address is Eversheds, Senator House, 85 Queen Victoria Street, London, England EC4V 4JL, is involved primarily in marketing and investment research activities with respect to private clients and the Cayman Islands Registered Fund and the MFS Meridian Funds, SICAV.



      Olivier Lebleu is Managing Director, Mitchell C. Freestone is a Director and Assistant Secretary and Barnaby Wiener is a Director. Paul T. Kirwan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Mark N. Polebaum is the Secretary, Ethan D. Corey, Jeremy Kream, Mark D. Kaplan, Suzanne Michaud, Susan Newton and Brian T. Hourihan are Assistant Secretaries. Timothy F. Tierney is the SICAV Tax Officer.



      MFS INTERNATIONAL S.C. LTDA ("MIL BRAZIL"), a private commercial limited liability quota company organized under the laws of Brazil whose current address is Al Campinas, 1070, 7 andar, Sala 15, Sao Paulo, Sao Paulo, Brazil, is primarily involved in providing market development services to increment the use of MFS products and services in Brazil as well as being a distributor of the MFS Floating Rate Income Fund and MFS Meridian Funds, SICAV.



      Robert J. Manning is the President and Advisory Board Member, Paul T. Kirwan is Treasurer and Thomas B. Hastings is Assistant Treasurer, Mitchell C. Freestone, Ethan D. Corey, Jeremy Kream, Suzanne Michaud, Susan Newton and Brian
T. Hourihan are Assistant Secretaries. Timothy F. Tierney is the Tax Officer.



      MFS INSTITUTIONAL ADVISORS (AUSTRALIA) LTD. ("MFSI-AUSTRALIA"), a private limited company organized under the Corporations Law of New South Wales, Australia whose current address is Level 27, Australia Square, 264 George Street, Sydney, NSW2000, Australia, is involved primarily in investment management and distribution of Australian superannuation unit trusts and acts as an investment adviser to institutional accounts.



      Graham E. Lenzner is the Director and Chairman of the Board, Loretta Lenzner, Robert J. Manning and Sheldon Rivers are Directors, Paul T. Kirwan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Mark N. Polebaum is the Secretary and Mitchell C. Freestone, Ethan D. Corey, Jeremy Kream, Suzanne Michaud, Susan Newton and Brian T. Hourihan are Assistant Secretaries. Timothy F. Tierney is the Tax Officer.



      MFS FUND DISTRIBUTORS, INC. ("MFD"), a wholly owned subsidiary of MFS, serves as distributor for the MFS Funds, MVI and MFSIT.

      Robert J. Manning is the Director, Martin E. Beaulieu is a Director and Chairman of the Board, James A. Jessee is President, Randolph J. Verzillo is the Treasurer, Mark N. Polebaum is the Secretary, Mitchell C. Freestone and Brian T. Hourihan are Assistant Secretaries, Thomas B. Hastings is the Assistant Treasurer, Sharon A. Brovelli is Senior Vice President and Director of Administration/Operations, Paul F. Fichera is Senior Vice President and Director of Product Development, William H. Finnegan is Senior Vice President and Director of Market Development, Michael D. Fitzgerald is Senior Vice President - Bank Marketing Group, Joseph A. Kosciuszek is Senior Vice President - Support Services MFSI/International, Larry I. Milder is Senior Vice President - FIAD Sales, Thomas A. Jessee is Senior Vice President - Broker/Dealer Sales, Bill C. Taylor is Senior Vice President and Director of PPS, Susan G. Fowler is Senior Vice President - Fulfillment/PPS and Brendan K. Nolan is Senior Vice President.



      MFS SERVICE CENTER, INC. ("MFSC"), a wholly owned subsidiary of MFS, serves as shareholder servicing agent to the MFS Funds, the MFS Closed-End Funds, MFSIT and MVI.



      Robert J. Manning is Director and Chairman of the Board. Maureen Leary-Jago is a Director. Ms. Leary-Jago is also the President, Mark N. Polebaum is the Secretary, Mitchell C. Freestone and Brian T. Hourihan are Assistant Secretaries, Paul T. Kirwan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, and Robert W. Green is Senior Vice President - Dealer Services, Gloria E. Schmid is Senior Vice President - Operations David G. Rainville is Senior Vice President.



      MFS INSTITUTIONAL ADVISORS, INC. ("MFSI"), a wholly owned subsidiary of MFS, provides investment advice to substantial private clients.



      Robert J. Manning is Chairman and Chief Investment Officer, Martin E. Beaulieu is a Director, Carol Geremiah is the President, [TBA] is the Secretary, Mitchell C. Freestone and Brian T. Hourihan are Assistant Secretaries, Paul T. Kirwan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer.



      MFS RETIREMENT SERVICES, INC. ("RSI"), a wholly owned subsidiary of MFS, markets MFS products to retirement plans and provides administrative and record keeping services for retirement plans.



      Robert J. Manning is the Director and Chairman of the Board, Martin E. Beaulieu is the Director, Carol W. Geremia is the President, Paul T. Kirwan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Mark N. Polebaum is the Secretary, Mitchell C. Freestone and Brian T. Hourihan are Assistant Secretaries Matthew D. Gannon is Senior Vice President - Retail Marketing, Director of RSI Marketing, William F. Shaw is Senior Vice President - Marketing and George C. Sutherland is Senior Vice President - Sales.

      MFS INVESTMENT MANAGEMENT K.K. ("MIMKK"), a wholly owned subsidiary of MFS, is a corporation incorporated in Japan. MIMKK, whose address is 16F Daido Seimei Kasumigaseki Bldg., 1-4-2- Kasumigaseki, Chiyoda-ku, Tokyo Japan 100 0013, is involved in investment management activities.



      Joseph A. Kosciuszek and Carol W. Geremia are Directors, Takafumi Ishii is a Director and Representative Director, Yasuyuki Hirata is Director - Corporate Planning and Paul T. Kirwan is Statutory Auditor. Ethan D. Corey, Jeremy Kream, Suzanne Michaud, Susan Newton and Brian T. Hourihan are Assistant Secretaries. Timothy F. Tierney is the Tax Officer.



      MFS HERITAGE TRUST COMPANY ("MFS TRUST"), a New Hampshire-chartered limited-purpose trust company whose current address is 650 Elm Street, Suite 404, Manchester, NH 03101, provides directed trustee services to retirement plans.



      Eric G. Burns is Director and President, Paul F. Fichera, Carol W. Geremia and Joseph A. Kosciuszek are Directors. Paul T. Kirwan is the Treasurer, Thomas
B. Hastings is Assistant Treasurer, Brian T. Hourihan is Assistant Clerk and Mark D. Kaplan is Clerk and Trust Officer.



      MFS JAPAN HOLDINGS, LLC, a private limited liability company organized under the laws of Delaware whose address is 500 Boylston Street, Boston, MA 02116, is primarily a holding company and is 50% owned by Massachusetts Financial Services Company and 50% owned by Sun Life Financial (Japan), Inc.



      Robert J. Manning and Donald A. Stewart are Managers, Mark N. Polebaum is the Secretary, Paul T. Kirwan is Treasurer and Thomas B. Hastings is Assistant Treasurer, Mitchell C. Freestone, Ethan D. Corey, Jeremy Kream, Suzanne Michaud, Susan Newton and Brian T. Hourihan are Assistant Secretaries. Timothy F. Tierney is the Tax Officer.



      SUN LIFE OF CANADA (U.S.) FINANCIAL SERVICES HOLDINGS, INC., a company incorporated under the laws of Delaware whose address is 500 Boylston Street, Boston, Massachusetts 02116, is the direct parent company of Massachusetts Financial Services Company.



      Robert J. Manning is the Director and Chairman of the Board, Eric G. Burns, Donald A. Stewart and C. James Prieur are Directors, Mark N. Polebaum is the Secretary, Mitchell C. Freestone and Brian T. Hourihan are Assistant Secretaries, Paul T. Kirwan is the Treasurer and Joseph Lynch is the Assistant Treasurer.



      MFS INVESTMENT MANAGEMENT (LUX) S.A., a joint stock company organized under the laws of Luxembourg whose registered office is 49, Avenue J.F. Kennedy, L-1855, Kirchberg, Luxembourg, is the management company of the MFS

Investment Funds, which has 3 portfolios: MFS Investment Funds-Global Equity Ex-Japan Fund, MFS Investment Funds-Global Equity Fund and MFS Investment Funds-Global Equity Eurozone Bias Fund.



      Maria F. Dwyer, Martin E. Beaulieu and Robin A. Stelmach are Directors, Paul T. Kirwan is Treasurer, Thomas B. Hastings is Assistant Treasurer, Mark N. Polebaum is the Secretary and Mitchell C. Freestone, Ethan D. Corey, Jeremy Kream, Suzanne Michaud, Susan Newton and Brian T. Hourihan are Assistant Secretaries. Timothy F. Tierney is the Tax Officer.



      MFS/SUN LIFE FINANCIAL DISTRIBUTORS, INC., a Delaware broker dealer jointly owned by MFS and Sun Life of Canada (U.S.) Financial Services Holdings, Inc., whose address is 131 Oliver Street, Boston, Massachusetts 02110, is a distributor of variable annuity products.



      Martin E. Beaulieu and Robert C. Salipante are the Directors, Kevin J. Hart is the President, Trevor V. Graham is Director & Divisional Controller; Jane F. Jette is Financial/Operations Principal and Treasurer, George E. Maden is Vice President and Chief Compliance Officer, Ellen B. King is Secretary and Amy E. Mihaich is Assistant Secretary.



      In addition, the following persons, Directors or officers of MFS, have the affiliations indicated:



            Donald A. Stewart          Chief Executive Officer, Sun Life
                                        Assurance Company of Canada, Sun Life
                                        Centre, 150 King Street West,
                                        Toronto, Ontario, Canada (Mr. Stewart
                                        is also an officer and/or Director of
                                        various subsidiaries and affiliates
                                        of Sun Life)

            C. James Prieur            President and a Director, Sun Life
                                        Assurance Company of Canada, Sun Life
                                        Centre, 150 King Street West,
                                        Toronto, Ontario, Canada (Mr. Prieur
                                        is also an officer and/or Director of
                                        various subsidiaries and affiliates
                                        of Sun Life)

            William W. Stinson         Non-Executive Chairman, Sun Life
                                        Financial and Sun Life Assurance
                                        Company of Canada, Sun Life Centre,
                                        150 King Street West,  Toronto,
                                        Ontario, Canada; Chairman, Westshore
                                        Terminals Income Fund, Vancouver,
                                        British Columbia; Director, Grant
                                        Forest Products Inc.,

                                        Ontario, Canada and Trustee, Fording
                                        Canadian Coal Trust, Calgary, Alberta

            James C. Baillie           Counsel, Torys, Ontario, Canada;
                                        Chair, Independent Electricity Market
                                        Operator, Ontario, Canada; Chair,
                                        Corel Corporation, Ontario, Canada;
                                        Director, Sun Life Financial, Ontario
                                        Canada; Director, FPI Ltd.,
                                        Newfoundland, Canada


ITEM 27. DISTRIBUTORS

      (a) Reference is hereby made to Item 26 above.

      (b) Reference is hereby made to Item 26 above; the principal business address of each of these persons is 500 Boylston Street, Boston, Massachusetts 02116.

      (c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

      The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:


                  NAME                                ADDRESS
                  ----                                -------

            Massachusetts Financial Services          500 Boylston Street
             Company                                  Boston, MA 02116

            MFS Fund Distributors, Inc.               500 Boylston Street
                                                      Boston, MA 02116

            State Street Bank and Trust Company       State Street South
                                                      5 - West
                                                      North Quincy, MA 02171

            MFS Service Center, Inc.                  500 Boylston Street
                                                      Boston, MA  02116

            Ropes & Gray                              One International Place
              (counsel)                               Boston, MA  02110


ITEM 29. MANAGEMENT SERVICES

      Not applicable.

ITEM 30. UNDERTAKINGS

      (a) Not applicable.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 23rd day of February, 2006.

                                          MFS SERIES TRUST VIII

                                          By:    MARIA F. DWYER*
                                                 -------------------------------
                                          Name:  Maria F. Dwyer
                                          Title: President

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on February 23, 2006.

         SIGNATURE                                  TITLE

MARIA F. DWYER*                President (Principal Executive Officer)
----------------------------
Maria F. Dwyer


TRACY A. ATKINSON*             Principal Financial and Accounting Officer
----------------------------
Tracy A. Atkinson


ROBERT E. BUTLER*              Trustee
----------------------------
Robert E. Butler


LAWRENCE H. COHN*              Trustee
----------------------------
Lawrence H. Cohn


DAVID H. GUNNING*              Trustee
----------------------------
David H. Gunning


WILLIAM R. GUTOW*              Trustee
----------------------------
William R. Gutow


MICHAEL HEGARTY*               Trustee
----------------------------
Michael Hegarty


J. ATWOOD IVES*                Trustee
----------------------------
J. Atwood Ives


AMY B. LANE*                   Trustee
----------------------------
Amy B. Lane

ROBERT J. MANNING*             Trustee
----------------------------
Robert J. Manning


LAWRENCE T. PERERA*            Trustee
----------------------------
Lawrence T. Perera


ROBERT C. POZEN*               Trustee
----------------------------
Robert C. Pozen


J. DALE SHERRATT*              Trustee
----------------------------
J. Dale Sherratt


LAURIE J. THOMSEN*             Trustee
----------------------------
Laurie J. Thomsen


ROBERT W. UEK*                 Trustee
----------------------------
Robert W. Uek


                                          *By:    SUSAN S. NEWTON
                                                  ------------------------------
                                          Name:   Susan S. Newton
                                                    as Attorney-in-fact

                                          Executed by Susan S. Newton on behalf
                                          of those indicated pursuant to (i) a
                                          Power of Attorney, dated September 1,
                                          2005; incorporated by reference to MFS
                                          Series Trust X (File Nos. 33-1657 and
                                          811-4492) Post-Effective Amendment No.
                                          57 filed with the SEC via EDGAR on
                                          September 28, 2005 (Atkinson); (ii) a
                                          Power of Attorney, dated September 27,
                                          2005; incorporated by reference to MFS
                                          Series Trust X (File Nos. 33-1657 and
                                          811-4492) Post-Effective Amendment No.
                                          58 filed with the SEC via EDGAR on
                                          November 28, 2005 (Board); (iii) a
                                          Power of Attorney, dated November 1,
                                          2005; incorporated by reference to MFS
                                          Series Trust X (File Nos. 33-1657 and
                                          811-4492) Post-Effective Amendment No.
                                          58 filed with the SEC via EDGAR on
                                          November 28, 2005 (Manning); (iv) a
                                          Power of Attorney, dated November 1,
                                          2005, incorporated by reference to MFS
                                          Series Trust X (File Nos. 33-1657 and
                                          811-4492) Post-Effective Amendment No.
                                          58 filed with the SEC via EDGAR on
                                          November 28, 2005 (Dwyer); (v) a Power
                                          of Attorney, dated January 1, 2006;
                                          filed herewith (Uek); and (vi) a Power
                                          of Attorney, dated January 1, 2006
                                          (Butler); filed herewith.

                                INDEX TO EXHIBITS

EXHIBIT NO.                  DESCRIPTION OF EXHIBIT                  PAGE NO.
-----------                  ----------------------                  --------

    9               Opinion and Consent of Counsel, dated
                     February 23, 2006.

   10  (a)          Consent of Ernst & Young LLP, dated
                     February 23, 2006 for MFS Strategic Income
                     Fund.

       (b)          Consent of Deloitte & Touche LLP , dated
                     February 23, 2006, for MFS Global Growth
                     Fund.